                                                                       Exhibit 3

                                  SECURITY AND
                             INTERCREDITOR AGREEMENT


                           DATED AS OF APRIL 16, 2003

                                      AMONG

                              EL PASO CORPORATION,

                        THE PERSONS REFERRED TO HEREIN AS
                           PIPELINE COMPANY BORROWERS,

                   THE PERSONS REFERRED TO HEREIN AS GRANTORS,

                       EACH OF THE REPRESENTATIVE AGENTS,

                              JPMORGAN CHASE BANK,
                    AS CREDIT AGREEMENT ADMINISTRATIVE AGENT

                                       AND

                              JPMORGAN CHASE BANK,
          AS COLLATERAL AGENT, INTERCREDITOR AGENT, AND DEPOSITORY BANK

                                TABLE OF CONTENTS

                      SECURITY AND INTERCREDITOR AGREEMENT


ARTICLE I DEFINITIONS AND INTERPRETATION..........................................................................2

   SECTION 1.01      DEFINITIONS..................................................................................2
   SECTION 1.02      PRINCIPLES OF INTERPRETATION.................................................................3
   SECTION 1.03      ACCOUNTING TERMS; GAAP.......................................................................3
   SECTION 1.04      SCHEDULE II; SUPPLEMENTS TO SCHEDULES........................................................3

ARTICLE II SECURED OBLIGATIONS AND PREPAYMENTS....................................................................6

   SECTION 2.01      MANDATORY ASSET PREPAYMENT EVENT.............................................................6
   SECTION 2.02      MANDATORY ASSET PREPAYMENT AMOUNT............................................................7
   SECTION 2.03      RESERVED.....................................................................................7
   SECTION 2.04      MANDATORY PREPAYMENTS........................................................................7
   SECTION 2.05      PREPAYMENTS GENERALLY.......................................................................14
   SECTION 2.06      OPTIONAL PREPAYMENTS........................................................................14
   SECTION 2.07      TIME FOR PAYMENTS...........................................................................14
   SECTION 2.08      AMOUNTS NOT SUBJECT TO SHARING..............................................................15
   SECTION 2.09      PAYMENTS RECEIVED BY ANY OTHER SECURED PARTY................................................15
   SECTION 2.10      PRESUMPTION REGARDING PAYMENTS..............................................................16
   SECTION 2.11      NO SEPARATE SECURITY........................................................................16
   SECTION 2.12      PRIORITY OF LIENS...........................................................................16

ARTICLE III REPRESENTATIONS AND WARRANTIES.......................................................................16

   SECTION 3.01      REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTY..........................................16

ARTICLE IV PLEDGED ACCOUNTS......................................................................................19

   SECTION 4.01      CREATION OF PLEDGED ACCOUNTS................................................................19
   SECTION 4.02      CASH COLLATERAL ACCOUNT; APPLICATION OF FUNDS...............................................20
   SECTION 4.03      QUALIFIED INVESTMENTS ACCOUNT...............................................................22
   SECTION 4.04      PAYMENTS IN TRUST...........................................................................24
   SECTION 4.05      INVESTMENT OF FUNDS IN PLEDGED ACCOUNTS.....................................................24
   SECTION 4.06      TRANSFERS FROM ACCOUNTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.......................26
   SECTION 4.07      REPORTS, CERTIFICATIONS AND INSTRUCTIONS....................................................27
   SECTION 4.08      DEPOSITORY BANK UNDERTAKINGS................................................................27
   SECTION 4.09      FORCE MAJEURE...............................................................................29
   SECTION 4.10      CLEARING AGENCY.............................................................................29
   SECTION 4.11      RETURN OF FUNDS TO THE COMPANY..............................................................30

ARTICLE V SECURITY INTERESTS.....................................................................................30

   SECTION 5.01      GRANT OF SECURITY INTERESTS.................................................................30
   SECTION 5.02      SECURITY FOR OBLIGATIONS....................................................................32
   SECTION 5.03      DELIVERY AND CONTROL OF COLLATERAL..........................................................33
   SECTION 5.04      FURTHER ASSURANCES; ETC.....................................................................33
   SECTION 5.05      GRANTING PARTIES REMAIN LIABLE..............................................................35

   SECTION 5.06      ADDITIONAL EQUITY INTERESTS.................................................................35
   SECTION 5.07      RELEASE OF COLLATERAL.......................................................................36
   SECTION 5.08      VOTING RIGHTS, DIVIDENDS, PAYMENTS, ETC.....................................................49
   SECTION 5.09      THE COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.............................................41
   SECTION 5.10      JOINDER OF CIG AND CIG PARENT...............................................................41

ARTICLE VI REMEDIES AND ENFORCEMENT..............................................................................42

   SECTION 6.01      REMEDIES AND ENFORCEMENT ACTION.............................................................42
   SECTION 6.02      SUBROGATION, ETC............................................................................44
   SECTION 6.03      OTHER REMEDIES OF SECURED PARTIES...........................................................44
   SECTION 6.04      REQUIRED LENDERS CONSENT....................................................................44

ARTICLE VII COLLATERAL AGENT, INTERCREDITOR AGENT AND DEPOSITORY BANK............................................45

   SECTION 7.01      AUTHORIZATION AND ACTION OF THE COLLATERAL AGENT AND INTERCREDITOR AGENT....................45
   SECTION 7.02      RELIANCE....................................................................................46
   SECTION 7.03      JPMORGAN CHASE BANK AND AFFILIATES..........................................................46
   SECTION 7.04      ACCEPTANCE OF COLLATERAL....................................................................46
   SECTION 7.05      THE COLLATERAL AGENT MAY PERFORM............................................................47
   SECTION 7.06      DUTIES......................................................................................47
   SECTION 7.07      LIABILITY...................................................................................49
   SECTION 7.08      SUCCESSOR COLLATERAL AGENT, DEPOSITORY BANK AND INTERCREDITOR AGENT.........................49
   SECTION 7.09      SUITS, ETC. BROUGHT BY THE COLLATERAL AGENT.................................................50
   SECTION 7.10      COMPENSATION OF THE COLLATERAL AGENT, THE DEPOSITORY BANK AND THE INTERCREDITOR AGENT.......50
   SECTION 7.11      TAXES, STAMP AND OTHER SIMILAR TAXES........................................................51
   SECTION 7.12      LIMITATION ON DUTIES IN RESPECT OF COLLATERAL...............................................51
   SECTION 7.13      REQUIRED LENDER PARTIES; PROCEDURES RELATING TO THE OCCURRENCE OF AN EVENT OF DEFAULT OR A
                     REMEDIES TRIGGER EVENT......................................................................52
   SECTION 7.14      NO LIABILITY FOR COLLATERAL AGENT...........................................................54
   SECTION 7.15      INDEMNIFICATION.............................................................................54
   SECTION 7.16      RIGHT TO INITIATE JUDICIAL PROCEEDINGS, ETC.................................................55
   SECTION 7.17      MERGER; CONSOLIDATION.......................................................................55
   SECTION 7.18      TREATMENT OF LENDER PARTIES.................................................................55
   SECTION 7.19      MISCELLANEOUS...............................................................................56

ARTICLE VIII OTHER AGREEMENTS; INSTRUCTIONS OF LENDER PARTIES....................................................56

   SECTION 8.01      PROVISION OF INFORMATION; MEETINGS..........................................................56
   SECTION 8.02      REPRESENTATIVE AGENTS; LENDER PARTY ACTION..................................................57

ARTICLE IX MISCELLANEOUS.........................................................................................59

   SECTION 9.01      INDEMNITY AND EXPENSES......................................................................59
   SECTION 9.02      AMENDMENTS; WAIVERS, ETC....................................................................60
   SECTION 9.03      SECURITY INTEREST ABSOLUTE AND WAIVERS......................................................62
   SECTION 9.04      NOTICES; ETC................................................................................64

   SECTION 9.05      CONTINUING SECURITY INTEREST; ASSIGNMENTS...................................................65
   SECTION 9.06      TERMINATION.................................................................................65
   SECTION 9.07      EXECUTION IN COUNTERPARTS...................................................................66
   SECTION 9.08      SEVERABILITY................................................................................66
   SECTION 9.09      INTEGRATION.................................................................................66
   SECTION 9.10      NO PARTNERSHIP..............................................................................66
   SECTION 9.11      NO RELIANCE.................................................................................66
   SECTION 9.12      ACKNOWLEDGMENT OF RIGHTS OF MUSTANG INVESTORS AND OTHERS....................................66
   SECTION 9.13      NO IMPAIRMENT...............................................................................66
   SECTION 9.14      EQUITABLE REMEDIES..........................................................................67
   SECTION 9.15      REMEDIES....................................................................................67
   SECTION 9.16      LIMITATIONS.................................................................................67
   SECTION 9.17      SURVIVAL....................................................................................68
   SECTION 9.18      NEW, REPLACEMENT, OR REFINANCED FINANCING TRANSACTIONS......................................68
   SECTION 9.19      JURISDICTION, ETC...........................................................................68
   SECTION 9.20      GOVERNING LAW...............................................................................69
   SECTION 9.21      WAIVER OF JURY TRIAL........................................................................69
   SECTION 9.22      CONFIDENTIALITY.............................................................................69
   SECTION 9.23      SECURED PARTIES BOUND HEREBY................................................................70



SCHEDULES
Schedule I           Grantors
Schedule II-A        Certain Information Relating to the 3-Year Facility
Schedule II-B        Certain Information Relating to the Credit Agreement
Schedule II-C        Certain Information Relating to Each Underlying Transaction
Schedule II-D        Certain Information Relating to Additional Covered Letters of Credit
Schedule II-E        Certain Information Relating to Future Covered Hedging Arrangements
Schedule III         [RESERVED]
Schedule IV          Initial Pledged Equity
Schedule V           Name, Location, Chief Executive Office, Type of Organization, Jurisdiction of
                     Organization and Organizational Identification Number
Schedule VI          Trade Names
Schedule VII         Changes in Name, Location, Etc.

EXHIBITS

Exhibit A            Form of Request of Representative Agent
Exhibit B            Form of Officer's Certificate for Qualified Investments
Exhibit C            Form of CIG Joinder Agreement
Exhibit D            Form of CIG Parent Joinder Agreement
Exhibit E            Form of Representative Agency Agreement
Exhibit F            Form of Representative Agent Joinder Agreement

                      SECURITY AND INTERCREDITOR AGREEMENT

         SECURITY AND INTERCREDITOR AGREEMENT, dated as of April 16, 2003, made by and among (capitalized terms used herein shall have the meanings assigned thereto in Section 1.01 of this Agreement):

         El Paso Corporation, a Delaware corporation (the "Company");

         Each of the Persons (other than the Company) listed on the signature pages hereof as a Borrower and, from and after the occurrence and satisfaction of the matters set forth in Section 5.10 hereof, CIG (collectively, the "Pipeline Company Borrowers") (the Company and the Pipeline Company Borrowers being, collectively, the "Borrowers");

         Each of the Persons listed on Schedule I hereto as a Grantor and, from and after the occurrence and satisfaction of the matters set forth in Section
5.10 hereof, CIG Parent (collectively, the "Grantors") (the Borrowers and the Grantors being, collectively, the "Credit Parties" and the Credit Parties and each other Restricted Subsidiary that is not a Project Financing Subsidiary being, collectively, the "Credit Related Parties");

         JPMorgan Chase Bank ("JPMorgan"), not in its individual capacity but solely as administrative agent for the Lenders under the Credit Agreement (solely in such capacity, the "Credit Agreement Administrative Agent") and as Representative Agent for the Lenders;

         JPMorgan, not in its individual capacity but solely in its capacities as (a) the Depository Bank (solely in such capacity, the "Depository Bank"), (b) collateral agent on behalf and for the benefit of the Secured Parties (solely in such capacity, the "Collateral Agent") and (c) intercreditor agent (solely in such capacity, the "Intercreditor Agent") for the Lender Parties hereunder; and

         The 3-Year Facility Agent, each of the other Persons listed on the signature pages hereof as a Representative Agent, and each Representative Agent that becomes a party to this Agreement pursuant to a Representative Agent Joinder Agreement.

                             PRELIMINARY STATEMENTS

         (1) As of the date hereof, the Company is obligated, or may in the future become obligated, upon the happening of a contingency or otherwise, to provide Credit Support to the Secured Parties pursuant to one or more of the EPC Documents.

         (2) As of the date hereof, one or more Additional Covered Letters of Credit have been issued for the account of the Company, each in the amount set forth on Schedule II-D hereto.

         (3) Pursuant to, and subject to the terms and conditions of, the Credit Agreement, the Lenders thereunder have established a revolving credit and letter of credit facility incorporating two credit arrangements: (i) a $3,000,000,000 revolving credit loan facility (the "Revolving Credit Facility") in favor of the Company and the Pipeline Company Borrowers, and (ii) a

$1,500,000,000 letter of credit sub-facility (the "LC Facility") in favor of the Company, which Revolving Credit Facility and LC Facility will be used to amend, restate, restructure and replace that certain $3,000,000,000 364-Day Revolving Credit and Competitive Advance Facility Agreement, among, inter alia, the Company and the Credit Agreement Administrative Agent, dated as of May 15, 2002, as the same has been amended, supplemented, and modified prior to the date of this Agreement, and to issue trade and standby letters of credit. Letters of credit issued under the LC Facility are herein collectively referred to as "LCs" and loans under the Revolving Credit Facility are herein collectively referred to as "Revolving Credit Loans." The commitments of the Lenders under the Credit Agreement to provide the Revolving Credit Facility and the LC Facility are herein collectively referred to as the "Revolving Commitments."

         (4) As of the Closing Date, the 3-Year Facility and certain of the Underlying Documents are being amended and restated, or otherwise amended or modified.

         (5) The Credit Parties, the Collateral Agent, the Intercreditor Agent, the Depository Bank, the Credit Agreement Administrative Agent (on behalf of (i) the Lenders, (ii) the Lenders that have agreed to issue letters of credit pursuant to the Credit Agreement, and (iii) the Counterparty Groups), the 3-Year Facility Agent (on behalf of the 3-Year Facility Lenders and each issuer of a letter of credit issued under the 3-Year Facility), and each other Representative Agent (on behalf of its Related Creditors), have agreed to enter into this Agreement in order to set forth certain agreements among the Credit Parties, the Collateral Agent, the Intercreditor Agent, the Depository Bank, each Representative Agent, and each other Secured Party with respect to their respective rights in respect of the Collateral, mandatory prepayments and certain other matters related to the Financing Documents or the Collateral Documents.

         NOW, THEREFORE, to secure the Secured Obligations and to provide for the mandatory prepayments and applications of funds set forth herein, and in consideration of the premises and to induce each of the Lender Parties to enter into the Credit Agreement, the amendment and restatement of the 3-Year Facility, or amendments and restatements or other amendments or modifications to certain of the Underlying Documents to which it is a party, as applicable, in each case as contemplated to occur on the Closing Date, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Credit Parties hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, and with the Intercreditor Agent, for the benefit of the Lender Parties, and to the extent set forth herein, the Lender Parties agree with each other and/or for the benefit of the Credit Parties, as follows:

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

     Section 1.01 Definitions.

         (a) Defined terms used in this Agreement and the Schedules and Exhibits to this Agreement have the meanings assigned to them in Appendix A-1.

         (b) Terms defined in Article 8 or 9 of the UCC and/or in the Federal Book Entry Regulations are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations.

     Section 1.02 Principles of Interpretation. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and shall include all exhibits, annexes, schedules, appendices, or other attachments thereto, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) any reference herein to any Applicable Law means such Applicable Law as amended, modified, codified, replaced, or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that section or provision of such Applicable Law from time to time in effect and any amendment, modification, codification, replacement, or reenactment of such section or other provision, (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits, Appendices and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (f) all references to "days" shall mean calendar days. This Agreement is the result of negotiations among the parties thereto and their respective counsel. Accordingly, this Agreement shall be deemed the product of all parties thereto, and no ambiguity in this Agreement shall be construed in favor of or against any Credit Party or any Lender Party.

     Section 1.03 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Collateral Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of or calculation of compliance with such provision (or if the Collateral Agent, upon instruction from the Intercreditor Agent notifies the Company that the Required Lender Parties request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

     Section 1.04 Schedule II; Supplements to Schedules.

         (a) Schedule II.

                  (i) Schedule II-A sets forth (A) the 3-Year Revolving Credit Exposure as of the Closing Date and the portion thereof attributable to (1) revolving credit loans and unreimbursed drawings under letters of credit issued and outstanding thereunder and (2) undrawn amounts of letters of credit issued and outstanding thereunder, (B) the Representative Agent and the Related Creditors under the 3-Year Facility as of the Closing Date, and (C) certain other information.

                  (ii) Schedule II-B sets forth (A) the Revolving Credit Exposure, as of the Closing Date and the portion thereof attributable to (1) Revolving Credit Loans and unreimbursed drawings under LCs issued and outstanding thereunder and (2) undrawn amounts of LCs issued and outstanding thereunder, (B) the Representative Agent and the Related Creditors under the Credit Agreement as of the Closing Date, and (C) certain other information.

                  (iii) Schedule II-C sets forth the Attributable Principal Amount (and each component thereof) of each Underlying Transaction as of the Closing Date (and the method used to calculate such amount (and each such component)), the Company Project Support Document for each Underlying Transaction, the Representative Agent and the Related Creditors under each Underlying Transaction as of the Closing Date, and certain other information.

                  (iv) Schedule II-D sets forth the amount of each Additional Covered Letter of Credit and the Additional Covered Letter of Credit Exposure under such Additional Covered Letter of Credit issued and outstanding as of the Closing Date, the Company Reimbursement Document for such Additional Covered Letter of Credit, the issuer of such Additional Covered Letter of Credit (which shall be deemed to be the Representative Agent under such Additional Covered Letter of Credit), the Related Creditors under such Additional Covered Letter of Credit as of the Closing Date, and certain other information.

                  (v) Schedule II-E is the form to be used to set forth the Net Termination Amount of each Future Covered Hedging Agreement, the Representative Agent for each Future Covered Hedging Agreement (which shall, in each instance, be the Credit Agreement Administrative Agent), and certain other information.

         (b) Supplements to Schedules.

                  (i) The Company shall deliver a supplement to Schedule VII, and the Representative Agent for each Financing Transaction then outstanding shall deliver supplements to the relevant pages of Schedule II, in each case, to the Intercreditor Agent (with a copy to the Company) and each other Representative Agent on a quarterly basis, as of March 31, June 30, September 30 and December 31 of each calendar year, commencing June 30, 2003, within 60 days after the end of each of the first three calendar quarters and within 120 days after the end of the calendar year.

                  (ii) The Intercreditor Agent shall promptly request (but in no event later than three Business Days after any Mandatory Asset Prepayment Amount, any Current Payment Amount, any Enforcement Proceeds, or any other funds (other than funds deposited into the Collateral Account pursuant to Section 4.03(b)) is or are deposited into the Collateral Account) each Representative Agent to deliver a supplement to the applicable portion of Schedule II for the Financing Transaction for which it acts as Representative Agent reflecting the proper information thereon as of each Payment Date. Promptly after receipt of such request from the Intercreditor Agent, but in any event, within three Business Days after receipt of such request, each Representative Agent shall deliver to the Intercreditor Agent a supplement to

Schedule II for the Financing Transaction for which it acts as Representative Agent with a copy to the Company. Upon receipt of any such supplements to
Schedule II, the Intercreditor Agent and the Collateral Agent may rely on the information set forth on such supplements for all purposes under this Agreement, including for purposes of making distributions on the applicable Payment Date under Section 2.04(b) and for purposes of Section 4.02.

                  (iii) The Company, or if reasonably practicable, the duly appointed Representative Agent, for a new, replacement, or refinanced Financing Transaction shall deliver to the Intercreditor Agent a supplement to the relevant pages of Schedule II simultaneously with the effectiveness of such new, replacement, or refinanced Financing Transaction.

                  (iv) The Company shall notify the Intercreditor Agent and the Collateral Agent of changes to the information reflected on the applicable portion of Schedule II in the event of any change in the relevant information for any Financing Transaction, including in the event of any change in the Attributable Principal Amount of any Underlying Transaction as a result of repayments or prepayments of any portion of the Underlying Obligations of such Underlying Transaction, and the applicable Representative Agent for any such Financing Transaction shall deliver to the Intercreditor Agent a supplement to such portion of Schedule II promptly after any such change in the information on such portion of Schedule II for such Financing Transaction.

                  (v) The form of each supplement to Schedule II described in this Section 1.04(b) shall (A) be substantially similar to the Schedules (or forms) attached hereto as Schedules II-A, B, C, D, or E, as applicable, with such modifications as the Intercreditor Agent may reasonably deem appropriate to reflect information necessary or useful for the administration of this Agreement, (B) in the case of amendments and refinancings, amend, restate and supersede the relevant portion of Schedule II or supplement thereto previously in effect, (C) be executed by the Representative Agent for the applicable Financing Transaction, and (D) be dated effective as of the last day of the calendar quarter, for supplements delivered in accordance with Section 1.04(b)(i), or the date of receipt of the amount to be distributed, for supplements to be delivered in accordance with Section 1.04(b)(ii).

         (c) Audit Rights. At any time and from time to time, the Collateral Agent shall have the right, and upon the affirmative direction of the Required Lender Parties (acting through the Intercreditor Agent), the Collateral Agent shall be obligated, to cause the Company to audit the then current information in Schedule II and its supplements, or any portion thereof. The Company shall pay the expense of the first such audit performed in any calendar year, and of any audit that discovers a material error from the information so audited. Any such audit shall be performed by the certified public accountants that audit the Company's financial statements or such other certified public accountants as are selected by the Company and reasonably acceptable to the Collateral Agent.

         (d) Company Review. The Company shall have the right at any time and from time to time, at its expense, to review all or any portion of Schedule II and any supplements thereto and to consult with the applicable Representative Agent(s) concerning any particular Financing Transaction(s) and the portion of
Schedule II and any supplements related thereto. The Company shall have the right not later than ten days after receipt of the quarterly supplements delivered pursuant to Section 1.04(b)(i), at its expense, to request that the certified public accountants described in Section 1.04(c) audit any of the information in Schedule II, its supplements, or any portion thereof. The Company shall delivery a copy of any such request for an audit to the Collateral Agent simultaneously with such request.

         (e) Audited Schedules and Supplements. The audited Schedule II or the audited supplements thereto shall, absent manifest error, supersede and replace the relevant portions of Schedule II and its supplements upon acknowledgement and written consent by the applicable Representative Agent(s).

                                   ARTICLE II
                       SECURED OBLIGATIONS AND PREPAYMENTS

     Section 2.01 Mandatory Asset Prepayment Event. Each of the following events (to the extent occurring after the Effective Date) shall be a "Mandatory Asset Prepayment Event":

         (a) the receipt by any Grantor or its designee of the Net Cash Proceeds from the Disposition of any Collateral permitted in accordance with the Credit Agreement;

         (b) the receipt by any Credit Related Party or its designee of the Net Cash Proceeds from the Disposition of any Restricted Equity Interests; provided that the Disposition of the Equity Interests in WIC pursuant to the terms and provisions of Section 2.18 of the Credit Agreement shall not constitute a Mandatory Asset Prepayment Event hereunder;

         (c) with respect to any Restricted Subsidiary that is a Grantor, the receipt by such Restricted Subsidiary or its designee of the Net Cash Proceeds from the Disposition of any Covered Asset (other than Collateral or Restricted Equity Interests) owned by such Grantor;

         (d) with respect to any Restricted Subsidiary that is not a Grantor, the receipt by the Parent of such Restricted Subsidiary (or by such Parent's designee) of a cash dividend or distribution of an amount equal to the Net Cash Proceeds received by such Restricted Subsidiary from the Disposition of any of such Restricted Subsidiary's Covered Assets; and

         (e) with respect to any Restricted Subsidiary that is not a Grantor, the failure of such Restricted Subsidiary either (x) to make a cash dividend or distribution to its Parent (or to such Parent's designee) in an amount equal to the Net Cash Proceeds received by such Restricted Subsidiary from the Disposition of any of its Covered Assets or (y) to invest any portion of such amount that is not paid as a cash dividend or distribution under clause (x) in one or more Qualified Investments within a time period ending upon the earlier to occur of (i) a Remedies Trigger Event and (ii) the expiration of 365 days following receipt by such Restricted Subsidiary of such Net Cash Proceeds (or if a binding contract to make a Qualified Investment with respect to all or any portion of such amount has been entered into within such 365 day period, then as to the amount of such Qualified Investment, the failure to invest such amount in such Qualified Investment within 90 additional days following the end of such 365 day period); provided that, for the avoidance of doubt, if such Net Cash Proceeds from the Disposition of a single such Covered Asset are received by the applicable Restricted Subsidiary in installments, the 365 day period described in clause (ii) shall commence for each installment on the date of receipt by the applicable Restricted Subsidiary of such installment.

     Section 2.02 Mandatory Asset Prepayment Amount. The amounts described in this Section 2.02 are the applicable "Mandatory Asset Prepayment Amounts" resulting from each Mandatory Asset Prepayment Event described in Section 2.01:

         (a) with respect to a Mandatory Asset Prepayment Event described in
Section 2.01(a), 100% of the Net Cash Proceeds described in Section 2.01(a);

         (b) with respect to a Mandatory Asset Prepayment Event described in
Section 2.01(b), 100% of the Net Cash Proceeds described in Section 2.01(b);

         (c) with respect to a Mandatory Asset Prepayment Event described in
Section 2.01(c), if such Mandatory Asset Prepayment Event does not occur concurrently with, or during the pendency of, an Event of Default, an amount equal to 80% of the Net Cash Proceeds described in Section 2.01(c) and, if such Mandatory Asset Prepayment Event occurs concurrently with, or during the pendency of, an Event of Default, an amount equal to 100% of the Net Cash Proceeds described in Section 2.01(c);

         (d) with respect to a Mandatory Asset Prepayment Event described in
Section 2.01(d), if such Mandatory Asset Prepayment Event does not occur concurrently with, or during the pendency of, an Event of Default, an amount equal to 80% of the cash dividend or other distribution described in Section 2.01(d) and, if such Mandatory Asset Prepayment Event occurs concurrently with, or during the pendency of, an Event of Default, an amount equal to 100% of the cash dividend or other distribution described in Section 2.01(d); and

         (e) with respect to a Mandatory Asset Prepayment Event described in
Section 2.01(e), if such Mandatory Asset Prepayment Event does not occur concurrently with, or during the pendency of, a Voting Notice Event, an amount equal to 80% of the portion of the Net Cash Proceeds described therein that is not either (x) paid to the applicable Restricted Subsidiary's Parent (or to such Parent's designee) as a cash dividend or distribution or (y) invested in Qualified Investments within the time period required pursuant to Section 2.01(e) and, if such Mandatory Asset Prepayment Event occurs concurrently with, or during the pendency of, a Voting Notice Event, an amount equal to 100% of any remaining Net Cash Proceeds described in Section 2.01(e).

     Section 2.03 Reserved.

     Section 2.04 Mandatory Prepayments.

         (a) Deposit of Mandatory Asset Prepayment Amount. Promptly, and in any event within five (5) days after the occurrence of a Mandatory Asset Prepayment Event, as determined in accordance with the applicable subsection of Section
2.01 (or in the case of a Restricted Subsidiary's Disposition of a Covered Asset as described in Section 2.01(e), as provided in Section 4.03(f)), the Company shall (i) notify the Collateral Agent and the Intercreditor Agent in writing of
(A) the occurrence of such Mandatory Asset Prepayment Event, (B) the amount of the related Mandatory Asset Prepayment Amount, and (C) if, pursuant to the proviso in clause (ii) of this sentence, the Company is not required to make a deposit into the Collateral Account in an amount equal to the full Mandatory Asset Prepayment Amount, the portion, if any, of the Mandatory Asset Prepayment Amount to be deposited by the Company, and (ii) deposit into the Collateral Account an amount equal to the Mandatory Asset Prepayment Amount, or portion thereof, required to be so deposited in accordance with the corresponding subsection of Section 2.02; provided that, for any Covered Asset, the Disposition of which gives rise to a Mandatory Asset Prepayment Event under Section 2.01(e), the Company shall be obligated to deposit into the Collateral Account only the amount, if any, by which the applicable Mandatory Asset Prepayment Amount exceeds the amount required to be transferred into the Collateral Account in respect of such Mandatory Asset Prepayment Event pursuant to Section 4.03(f). In the case of any Mandatory Asset Prepayment Events described in Section 2.01(a), but only in such case, the Company shall be obligated to deposit into the Collateral Account the actual Net Cash Proceeds received from the Disposition of the Collateral.

         (b) Application of Funds. As soon as reasonably practicable after the Intercreditor Agent receives the necessary supplements to Schedule II requested pursuant to Section 1.04(b)(ii), on each Business Day that funds are available in the Collateral Account (each such day, a "Payment Date"), such funds shall be distributed and applied, as follows:

                  (i) If no Remedies Trigger Event has occurred, and if the 3-Year Facility Termination has not occurred, then the Collateral Agent shall direct the Depository Bank to distribute such available funds (provided that with respect to any amount deposited into the Collateral Account pursuant to
Section 4.03(a) or (b), such amount shall be available only after the occurrence, if ever, of a Mandatory Asset Prepayment Event with respect to such amount), subject to Section 2.05 and after giving effect to Section 4.03, if applicable, on such Payment Date as follows:

                           first, to pay to the 3-Year Facility Agent to repay
                  the principal of the revolving credit loans under the 3-Year Facility (including unreimbursed drawings under letters of credit then issued and outstanding thereunder), together with all applicable Interest and Fees thereon, until the 3-Year Revolving Credit Exposure equals an amount, represented by the 3-Year Facility Agent in the supplement to Schedule II-A delivered by the 3-Year Facility Agent to the Intercreditor Agent in connection with such payment, to be equal to the aggregate undrawn amount of all letters of credit then issued and outstanding under the 3-Year Facility;

                           second, to transfer to the Cash Collateral Subaccount
                  (3-Year LCs) to cash collateralize (in accordance with Section 4.02) an amount, represented by the 3-Year Facility Agent in the supplement to Schedule II-A delivered by the 3-Year Facility Agent to the Intercreditor Agent in connection with such payment to be equal to the amount, if any, by which (x) the aggregate undrawn amount of all letters of credit then issued and outstanding under the 3-Year Facility exceeds (y) the amount, if any, then held in the Cash Collateral Subaccount (3-Year LCs) as of such date (prior to giving effect to the transfer contemplated by this clause second), as of such Payment Date; and

                           third, any remaining balance of the available funds
                  in the Collateral Account shall be applied in accordance with
                  Section 2.04(b)(ii).

         The 3-Year Facility Agent shall distribute any amounts paid to it by the Depository Bank under this Agreement to the appropriate 3-Year Facility Lenders in accordance with the 3-Year Facility Documents.

                  (ii) If no Remedies Trigger Event has occurred, and if the 3-Year Facility Termination has occurred or is occurring concurrently, then on any Payment Date the Collateral Agent shall direct the Depository Bank to distribute such available funds (provided that, with respect to any amount of funds deposited into the Collateral Account pursuant to Section 4.03(a) or (b), such amount of funds shall be available only after the occurrence, if ever, of a Mandatory Asset Prepayment Event with respect to such amount of funds) (any such available amount in the Collateral Account as of such Payment Date being referred to as the "Current Payment Amount"), subject to Section 2.05 and after giving effect to Section 4.03, if applicable, to the Representative Agents, to be applied to the Revolving Credit Exposure, the Underlying Obligations, and the Additional Covered Letter of Credit Exposure (but, for avoidance of doubt, no such funds shall be applied to obligations arising in respect of Future Covered Hedging Agreements) pro rata, in each case in accordance with the allocations determined by the Collateral Agent on such Payment Date in accordance with this
Section 2.04(b)(ii), as follows:

                           (A) The portion of the Current Payment Amount to be
             allocated to the Revolving Commitments, as of such Payment Date, shall equal the Current Payment Amount, as of such date, multiplied by a fraction, the numerator of which is the aggregate Revolving Commitments as of such date before giving effect to any permanent reduction of the Revolving Commitments that may be required pursuant to the Credit Agreement, and the denominator of which is the Total Mandatory Prepayment Obligations, as of such date (the "Revolving Credit Allocation"). The Revolving Credit Allocation shall be distributed and applied as follows:

                                    (I) If, after giving effect to any permanent
                  reduction of the Revolving Commitments that may be required pursuant to the Credit Agreement, the aggregate Revolving Commitments equal or exceed the Revolving Credit Exposure as of such Payment Date (which amount, and the subcomponents thereof, shall be set forth in the supplement to Schedule II-B delivered by the Credit Agreement Administrative Agent to the Intercreditor Agent in connection with such payment), then provided that no Default (as defined in the Revolving Credit Facility) or Event of Default has occurred and is continuing, the Collateral Agent shall direct the Depository Bank to distribute promptly an amount equal to the Revolving Credit Allocation to the Company, which may be used by the Company for general corporate purposes. If a Default (as defined in the Revolving Credit Facility) or an Event of Default has occurred and is continuing, then the Collateral Agent shall direct the Depository Bank to transfer such Revolving Credit Allocation into a subaccount of the Cash Collateral Account to be held and applied in accordance with Section 4.02(b)(ii).

                                    (II) If, after giving effect to any
                  permanent reduction of the Revolving Commitments that may be required pursuant to the Credit Agreement, the Revolving Credit Exposure exceeds the aggregate Revolving Commitments as of such Payment Date (which amount, and the subcomponents thereof, shall be set forth in the supplement to Schedule II-B delivered by the Credit Agreement Administrative Agent to the Intercreditor Agent in connection with such payment), the Collateral Agent shall direct the Depository Bank to distribute promptly an amount equal to the Revolving Credit Allocation as follows:

                                    first, to pay to the Credit Agreement
                           Administrative Agent to repay the principal of the Revolving Credit Loans (including unreimbursed drawings under LCs then issued and outstanding), together with all applicable Interest and Fees thereon, until the Revolving Credit Exposure equals an amount, represented by the Credit Agreement Administrative Agent in the supplement to Schedule II-B delivered by the Credit Agreement Administrative Agent to the Intercreditor Agent in connection with such payment, to be equal to the aggregate undrawn amount of all LCs then issued and outstanding under the Revolving Credit Facility;

                                    second, to transfer to the Cash Collateral
                           Subaccount (Credit Agreement LCs) to cash collateralize (in accordance with Section 4.02) an amount, represented by the Credit Agreement Administrative Agent in the supplement to Schedule II-B delivered by the Credit Agreement Administrative Agent to the Intercreditor Agent in connection with such payment, to be equal to the amount, if any, by which (x) the aggregate undrawn amount of all LCs then issued and outstanding under the LC Facility exceeds (y) the amount, if any, then held in the Cash Collateral Subaccount (Credit Agreement LCs) as of such date (prior to giving effect to the transfer contemplated by this clause second), as of such Payment Date; and

                                    third, provided that no Event of Default has
                           occurred and is continuing, to pay to the Company any remaining portion of such Revolving Credit Allocation, which may be used by the Company for general corporate purposes. If an Event of Default has occurred and is continuing, then the Collateral Agent shall direct the Depository Bank to transfer such remaining portion of the Revolving Credit Allocation into a subaccount of the Cash Collateral Account to be held and applied in accordance with
                           Section 4.02(b)(ii).

        The Credit Agreement Administrative Agent shall distribute any amounts paid to it by the Depository Bank under this Agreement to the appropriate Lenders in accordance with the Credit Agreement Documents.

                                    (B) The portion of the Current Payment
                  Amount to be allocated to the Underlying Obligations for each Underlying Transaction, as of such Payment Date, shall equal the Current Payment Amount as of such date multiplied by a fraction, the numerator of which is the Attributable Principal Amount of such Underlying Transaction as of such Payment Date, represented by the Representative Agent for such Underlying Transaction in the supplement to Schedule II-C delivered by such Representative Agent to the Intercreditor Agent in connection with such payment, and the denominator of which is the Total Mandatory Prepayment Obligations, determined by the Collateral Agent as of such Payment Date (for each Underlying Transaction, the "Underlying Allocation"). On the Payment Date, the Collateral Agent shall direct the Depository Bank to distribute an amount equal to the Underlying Allocation for a particular Underlying Transaction to a subaccount of the Cash Collateral Account established for such Underlying Transaction, to be held and applied in accordance with Section 4.02(b)(iii).

                                    (C) The portion of the Current Payment
                  Amount to be allocated to Additional Covered Letters of Credit issued and outstanding as of any such Payment Date (the "Covered Letter of Credit Allocation"), shall equal the Current Payment Amount as of such Payment Date, multiplied by a fraction, the numerator of which is the sum of the Additional Covered Letter of Credit Exposure under each Additional Covered Letter of Credit as of such Payment Date represented by the Representative Agent for such Additional Covered Letter of Credit in the supplement to Schedule II-D for such Additional Covered Letter of Credit delivered by such Representative Agent to the Intercreditor Agent in connection with such payment, and the denominator of which is the Total Mandatory Prepayment Obligations, determined by the Collateral Agent as of such Payment Date. On the Payment Date, the Collateral Agent shall direct the Depository Bank to distribute and apply the Covered Letter of Credit Allocation as follows:

                                    first, to pay to the applicable
                           Representative Agents for all such Additional Covered Letters of Credit to repay, on a pro rata basis, all unreimbursed drawings under outstanding Additional Covered Letters of Credit, together with all applicable Interest and Fees thereon; and

                                    second, to transfer to the Cash Collateral
                           Subaccount (Additional LCs) to cash collateralize (in accordance with Section 4.02) each Additional Covered Letter of Credit in an amount, represented by the applicable Representative Agent(s) for such Additional Covered Letters of Credit in the supplement to Schedule II-D relating to such Additional Covered Letters of Credit delivered by such Representative Agent(s) to the Intercreditor Agent in connection with such payment, to be equal to the amount, if any, by which (x) the aggregate undrawn amount of all Additional Covered Letters of Credit then issued and outstanding exceeds (y) the amount, if any, then held in the Cash Collateral Subaccount

                           (Additional LCs) as of such date (prior to giving effect to the transfer contemplated by this clause second), as of such Payment Date.

                           (iii) At any time and from time to time after the
occurrence of a Remedies Trigger Event, (v) all Excess Hedging Collateral, if any, paid to the Collateral Agent by the Credit Agreement Administrative Agent pursuant to the Collateral Security Agreement, (w) all Unused Cash Collateral,
(x) all funds in the Qualified Investments Account or any subaccount thereof,
(y) all Mandatory Asset Prepayment Amounts received by the Collateral Agent in respect of any Mandatory Asset Prepayment Event, and (z) all Enforcement Proceeds received by the Collateral Agent, shall be deposited into, or transferred to, the Collateral Account, and the Collateral Agent shall direct the Depository Bank to distribute all such funds available on any Payment Date as follows:

                                    (A) first, to pay to the Collateral Agent,
                  the Intercreditor Agent and the Depository Bank, on a pro rata basis, amounts for the payment or reimbursement of all reasonable fees, costs, and expenses (including legal fees and expenses) and other similar amounts due and payable as of such Payment Date to the Collateral Agent, the Intercreditor Agent, or the Depository Bank (as applicable) in connection with (x) the taking of any Enforcement Action by the Collateral Agent in accordance with the Collateral Documents and (y) the execution and administration of its or their duties hereunder or under any other Collateral Documents to which it is a party;

                                    (B) second, to pay to each applicable
                  Representative Agent, on a pro rata basis, to repay the Covered Obligations in the ratio that each of the following set forth in clauses (I) through (V) below (in each case as represented by the applicable Representative Agent in a supplement to Schedule II delivered by such Representative Agent to the Intercreditor Agent in connection with such payment) bears to the sum, as of such Payment Date, of (1) the 3-Year Revolving Credit Exposure, plus (2) the Revolving Credit Exposure, plus (3) the Attributable Principal Amounts of all the Underlying Transactions, plus (4) the Additional Covered Letter of Credit Exposure under all the Additional Covered Letters of Credit then issued and outstanding, plus
                  (5) the Net Termination Amounts that would be payable by the Company under all Future Covered Hedging Agreements outstanding as of the date of the occurrence of the Remedies Trigger Event under the circumstances described in Section 2.04(b)(iii)(B)(V), (the "Aggregate Exposure"):

                                             (I) the 3-Year Revolving Credit
                           Exposure, in the case of Secured Obligations then existing under the 3-Year Facility;

                                             (II) the Revolving Credit Exposure,
                           in the case of Secured Obligations then existing under the Credit Agreement;

                                             (III) with respect to each
                           Underlying Transaction then in effect, the Attributable Principal Amount then outstanding under such Underlying Transaction;

                                             (IV) with respect to each
                           Additional Covered Letter of Credit then issued and outstanding, the Additional Covered Letter of Credit Exposure then existing thereunder; and

                                             (V) with respect to each Future
                           Covered Hedging Agreement then in effect, the amount by which (x) the net settlement, termination, or analogous amount, if any, that would be due and payable by the Company to the Counterparty Group pursuant to the terms thereof if an early termination date were to occur thereunder as a result of an event of default, where the Counterparty Group is not the defaulting party thereunder, exceeds (y) the sum of
                           (1) the fair market value of any collateral or other credit support provided by the Company or any of its Affiliates to the relevant Counterparty Group under such Future Covered Hedging Agreement, including any collateral provided pursuant to the Collateral Security Agreement, but specifically excluding any payments required to be made under this Section 2.04(b) in respect thereof, plus (2) all amounts previously paid hereunder in respect of such Net Termination Amount (the "Net Termination Amount" of such Future Covered Hedging Agreement) as represented by the applicable Representative Agent for such Future Covered Hedging Agreement on a supplement to
                           Schedule II-E delivered by such Representative Agent to the Intercreditor Agent in connection with such payment; and

                                    (C) third, to distribute any remaining funds
                  in the Collateral Account to the Company or its successor to be used for general corporate purposes, or as a court of competent jurisdiction may otherwise direct.

         The terms of this Section 2.04(b)(iii) shall apply solely to the application of funds in the Collateral Account following the occurrence of a Remedies Trigger Event hereunder and shall in no way affect, impair, or limit the rights of the Secured Parties otherwise provided in any Financing Document or any other Collateral Document.

                           (iv) The Collateral Agent shall give entitlement
orders to the Depository Bank as appropriate in order to effectuate the transfers and allocations set out in this Section 2.04(b). Without intending to alter the pro rata application of the Enforcement Proceeds or any other amounts in the Collateral Account after the occurrence of a Remedies Trigger Event, the manner of application of such funds shall be similar to the application specified for Mandatory Asset Prepayment Amounts prior to a Remedies Trigger Event, including to the extent any of the Covered Obligations constitute Covered Letter of Credit Obligations, the cash collateralization of such Covered Letter of Credit Obligations by the portion of any Enforcement Proceeds or other funds properly applicable to such Covered Letter of Credit Obligation, in an amount up to the undrawn amount thereof as of the date of such application, to be held by the Collateral Agent in one or more subaccounts of the Cash Collateral Account for the ratable benefit of all Persons to whom such Covered Letter of Credit Obligations are owed, and if any amount so held becomes Unused Cash Collateral in the future, such funds shall be transferred to the Collateral Account and applied in accordance with Section 2.04(b)(iii).

     Section 2.05 Prepayments Generally.

         (a) Payment of Fees by the Company. With respect to prepayments made pursuant to Section 2.04(b), in respect of the 3-Year Revolving Credit Exposure, the Revolving Credit Exposure, any Underlying Obligation or any Additional Covered Letter of Credit Exposure, the Company shall pay or cause to be paid all indemnity amounts, make whole premiums (if any), expenses and other amounts, other than the applicable Interest and Fees, that become due and payable under the applicable Financing Documents in connection with any such prepayment made pursuant to Section 2.04(b).

         (b) Contingent Obligations. With respect to any portion of a Mandatory Asset Prepayment Amount or Current Payment Amount that is required under Section 2.04(b) to be applied to a Covered Letter of Credit Obligation, regardless of whether the Collateral Agent is the Representative Agent for the issuer of the applicable letter of credit, the amount properly payable in respect thereof or attributable thereto shall be held in the applicable subaccount of the Cash Collateral Account for application and distribution in accordance with Section 4.02.

         (c) Future Calculations of Attributable Principal Amounts. Any amount transferred by the Collateral Agent into a subaccount of the Cash Collateral Account established for the benefit of a particular Underlying Transaction pursuant to Section 2.04(b)(ii)(B) shall be deemed to have been applied, on the date of such transfer into such subaccount of the Cash Collateral Account, to prepay the Underlying Transaction in accordance with the terms of the Underlying Documents (or, if the Underlying Documents provide no terms for such application, then all such amounts shall be applied to principal), for purposes of determining the Attributable Principal Amount of such Underlying Transaction under this Agreement or any other Collateral Document (including, without limitation, for purposes of determining the allocation of any Current Payment Amount under Section 2.04(b)(ii)(B) as of a later date, for purposes of determining the amount of any distribution in respect of such Underlying Transaction under Section 2.04(b)(iii) and for purposes of determining the Voting Amount applicable to such Underlying Transaction).

     Section 2.06 Optional Prepayments. The Company or any other Person shall be entitled to repay or prepay any Covered Obligation voluntarily and in any order of priority agreed to by such Person and the Person to whom such Covered Obligation is owed, or the Representative Agent of such Person to whom such Covered Obligation is owed, pursuant to the terms of the applicable Financing Documents, from funds not otherwise required to be allocated and applied in accordance with this Agreement or any other Financing Document.

     Section 2.07 Time for Payments. All payments required to be made by or on behalf of the Company or any other Borrower or Grantor to the Collateral Agent under this Agreement or required to be deposited into the Collateral Account under this Agreement shall be paid in full, and without condition or deduction for any counterclaim, defense, recoupment or setoff, in Dollars and in immediately available funds not later than 11:00 a.m. (New York City time) on the due date thereof at the place and in the manner designated in this Agreement. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided that, if such extension would cause payment of interest on or principal of any Covered Obligations to be made in the next succeeding calendar month, such payment shall be made on the next preceding Business Day.

     Section 2.08 Amounts Not Subject to Sharing. Notwithstanding any other provision of this Agreement:

         (a) No Secured Party shall have any obligation under this Agreement to share any payment made to such Secured Party by any Person (other than payments of amounts that constitute Mandatory Asset Prepayment Amounts hereunder by any Borrower or Grantor or Affiliate thereof) with another Secured Party.

         (b) No Secured Party shall have any obligation under this Agreement to share any payment of principal, interest, investment, return on investment, fees (including any fees which have been offered to or are available to Secured Parties for entering into any of the Financing Documents), indemnity, breakage costs, compensation for the increased cost of maintaining its portion of the Secured Obligations or Covered Obligations, or other similar amount paid by any Credit Related Party to such Secured Party for its own account pursuant to the terms of any Financing Document, if and to the extent such payment is not required under this Agreement to be made to the Collateral Agent or to be deposited in the Collateral Account.

         (c) No Secured Party shall have any obligation to share any payment made by any Credit Related Party to such Secured Party pursuant to any other document, agreement, undertaking or other arrangement in respect of any Indebtedness or guaranty owed to such Secured Party, unless such payment was made from (i) amounts that constitute Mandatory Asset Prepayment Amounts hereunder, (ii) amounts paid under the Parent Guarantee Agreement, or (iii) amounts paid under the Subsidiary Guarantee Agreement.

     Section 2.09 Payments Received by Any Other Secured Party.

         (a) Except as otherwise provided in Section 2.08, if on any day any Secured Party other than the Collateral Agent shall receive any amount (other than amounts received by such Secured Party from or through the Collateral Agent pursuant to this Agreement or from or through a Representative Agent pursuant to the Financing Documents or related documents to which it is a party (including prepayments contemplated in Section 2.06)), whether (i) by way of voluntary or involuntary payment, (ii) by virtue of an exercise of any right of set-off, banker's lien or counterclaim, (iii) as proceeds of any insurance policy covering any Collateral, (iv) from proceeds of the liquidation or dissolution of any issuer of Pledged Equity or any issuer of Restricted Equity Interests or from distribution of their respective assets among their respective creditors (however such liquidation, dissolution or distribution may occur), (v) as payment of any of the Secured Obligations or Covered Obligations, (vi) as consideration for the agreement of such Secured Party, or as part of any transaction or series of related transactions in which such Secured Party shall have agreed, to waive or amend any provision of any Financing Documents to which it is a party, (vii) from a realization on the Collateral which is required to be allocated and paid in accordance with Section 2.04, or (viii) in connection with any payment of the Secured Obligations or Covered Obligations as a result of any Enforcement Action, in any such case, in excess of such Secured Party's ratable share of such payment, as determined in accordance with Section 2.04(b), such Secured Party shall forthwith notify the Intercreditor Agent thereof and shall promptly, and in any event within ten Business Days of its so obtaining the same, pay such amount or excess amount (less any reasonable costs and expenses incurred by such Secured Party in obtaining or preserving such payment) to the Intercreditor Agent for the account of the Secured Parties, and such excess amount shall be deposited by the Intercreditor Agent into the Collateral Account and distributed and applied in accordance with Section 2.04(b).

         (b) If, after any payment is received by a Secured Party and paid over to the Intercreditor Agent pursuant to Section 2.09(a), such payment is rescinded or must otherwise be restored by the Secured Party that first obtained it, each other Secured Party that obtained the benefit of such payment (whether pursuant to a distribution hereunder, or otherwise) shall return to such Secured Party its portion of the payment so rescinded or required to be restored upon demand therefor, together with its pro rata portion of any interest or other amount paid or payable in connection with the rescission or the restoration of such payment by the Secured Party that first obtained it.

     Section 2.10 Presumption Regarding Payments. For purposes hereof, any payment received by any Secured Party from the Collateral Agent pursuant to the terms of this Agreement may be presumed by such Secured Party to have been properly made by the Collateral Agent to such Secured Party in accordance with the terms of this Agreement unless such Secured Party receives notice from any other Secured Party that such payment was not made in accordance with terms of this Agreement.

     Section 2.11 No Separate Security. Each Secured Party represents and warrants to each other Secured Party that, in respect of its interest in Secured Obligations, it has not received any security or guaranty from any Granting Party or any other Person, other than its interest in the Collateral under the Collateral Documents, its interest in the Subsidiary Guarantee Agreement, and its interest in the Parent Guarantee Agreement, or as otherwise provided in the Financing Documents.

     Section 2.12 Priority of Liens. Each of the Secured Parties agrees that it will not directly or indirectly take any action to contest or challenge (a) the validity, legality, enforceability, perfection or avoidability of any Collateral Document or the respective security interests of the Collateral Agent in the Collateral under the Collateral Documents or (b) the priority of the Liens on the Collateral under the Collateral Documents.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     Section 3.01 Representations and Warranties of the Credit Party. Each Credit Party, with respect to itself and its Subsidiaries, represents and warrants to the Intercreditor Agent and to the Collateral Agent, for the benefit of the Secured Parties, that:

         (a) With respect to any Credit Party that is a Grantor: (i) such Credit Party's exact legal name is correctly set forth in Schedule V, (ii) such Credit Party has only the trade names listed on Schedule VI, (iii) such Credit Party is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office, in the state or jurisdiction set forth in Schedule V, (iv) the information set forth in Schedule V with respect to such Credit Party is true and accurate in all respects and (v) within the last five years, such Credit Party has not previously changed its legal name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in
Schedule V except as disclosed in Schedule VII.

         (b) Such Credit Party is duly organized or formed, validly existing and, if applicable, in good standing in its jurisdiction of organization or formation. Such Credit Party possesses all applicable Business Entity powers and all other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect.

         (c) The execution, delivery and performance by such Credit Party of the Collateral Documents to which it is a party are within such Credit Party's applicable Business Entity powers, have been duly authorized by all necessary applicable Business Entity action, and do not contravene (i) such Credit Party's organizational documents or (ii) any material contractual restriction binding on or affecting such Credit Party.

         (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by such Credit Party of any Collateral Document to which it is a party, except those necessary to comply with Applicable Laws required in the ordinary course to comply with ongoing obligations of such Credit Party under the Collateral Documents to which it is a party.

         (e) This Agreement constitutes, and the other Collateral Documents when delivered shall constitute, the legal, valid and binding obligations of such Credit Party that is a party thereto, enforceable against such Credit Party in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

         (f) With respect to any Credit Party that is a Grantor, all Collateral pledged by such Credit Party hereunder consisting of certificated securities has been delivered to the Collateral Agent.

         (g) With respect to any Credit Party that is a Grantor, this Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a Lien on, and security interest in, all right, title and interest of such Granting Party in the Collateral pledged by such Credit Party hereunder as security for the Secured Obligations, prior and superior in right to any other Person (except for Collateral Permitted Liens), except in each case above as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. All financing statements have been filed that are necessary to perfect any security interest created pursuant to any Collateral Document that can be perfected by the filing of such financing statements and all actions necessary to provide control to the Collateral Agent with respect to Collateral pledged by such Credit Party hereunder for which control can be established have been taken, including delivery of such Collateral consisting of certificated securities to the Collateral Agent.

         (h) With respect to any Credit Party that is a Grantor, the Pledged Equity pledged as Collateral by such Credit Party to the Collateral Agent hereunder has (to the extent applicable) been duly authorized and validly issued and is fully paid and non-assessable. With respect to any Equity Interests pledged by such Credit Party to the Collateral Agent hereunder that are uncertificated securities, such Credit Party has caused the issuer thereof to agree in an authenticated record with such Credit Party and the Collateral Agent that such issuer will comply with instructions with respect to such uncertificated securities originated by the Collateral Agent without further consent of such Credit Party. If such Credit Party is an issuer of Equity Interests pledged hereunder, such Credit Party confirms that it has received notice of such security interest.

         (i) With respect to any Credit Party that is a Grantor, the Initial Pledged Equity pledged as Collateral by such Credit Party to the Collateral Agent hereunder constitutes 100% of the issued and outstanding Equity Interests of each issuer thereof, except as indicated on Schedule IV.

         (j) If such Credit Party owns Restricted Equity Interests, such Credit Party has good title to its respective Restricted Equity Interests, free and clear of all Liens or other encumbrances, except for (i) Collateral Permitted Liens and (ii) with respect to the Restricted Equity Interests in CIG, prior to the execution and delivery by CIG and CIG Parent of their respective Joinder Agreements, Liens or other encumbrances granted in favor of the lenders or other creditors pursuant to the Mustang Financing.

         (k) On an as of the Closing Date, all of the information set forth on
Schedule II is true, correct, and complete in all material respects with respect to each Financing Transaction to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party's or any such Subsidiary's property or assets are bound. On and as of the last day of each calendar quarter following the Closing Date, all of the information on Schedule II, as the same may have been supplemented pursuant to Section 1.04(b), and as the same may be further supplemented by information delivered by the Company to the applicable Representative Agent and to the Collateral Agent no later than the later of (i) 70 days after the end of each of the first three calendar quarters or 130 days after the last calendar quarter of any calendar year (as applicable) and (ii) two Business Days after delivery of any audit requested pursuant to Section 1.04(d) (but in any event no later than 45 days after the Company shall have requested such audit), is true, correct, and complete in all material respects with respect to each Financing Transaction to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party's or any such Subsidiary's property or assets are bound; provided that the Credit Parties shall not be deemed to have made the representations and warranties contained in this sentence with respect to any calendar quarter until the expiration of the time period with respect to such calendar quarter described in clauses (i) and
(ii) preceding.

     All representations and warranties made by the Credit Parties herein, and in any other Collateral Document delivered pursuant hereto, shall survive the execution and delivery by the Credit Parties of the Collateral Documents.

                                   ARTICLE IV
                                PLEDGED ACCOUNTS

     Section 4.01 Creation of Pledged Accounts.

         (a) The Collateral Agent is hereby directed by the Company and each Grantor to cause to be established on or before the date hereof with, and maintained thereafter by, the Depository Bank at its offices in New York City, New York (ABA No. 021000021), in the name of the Collateral Agent as entitlement holder and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement, the following segregated non-interest bearing Dollar-denominated securities accounts (collectively, the "Pledged Accounts"):

                  (i) a master collateral account, Account No. 10205184 (the "Collateral Account") into which Mandatory Asset Prepayment Amounts and Current Payment Amounts will be deposited and to which Unused Cash Collateral and certain amounts described in Section 4.03(f) will be transferred;

                  (ii) a cash collateral account, Account No. 10205185 (the "Cash Collateral Account"), into which certain amounts will be deposited in accordance with this Agreement; and

                  (iii) an account from which the Company, on behalf of the Restricted Subsidiaries, may direct Collateral Agent to cause the Depository Bank to pay funds to the Company to make certain Qualified Investments, Account No. 10205186 (the "Qualified Investments Account").

         (b) Commencing with the date hereof and continuing until the termination of the security interests granted under this Agreement in accordance with Section 9.06, each Pledged Account shall be maintained by the Depository Bank in the name of and under the sole dominion and control of the Collateral Agent; provided that the Cash Collateral Account and all subaccounts thereof may be terminated at such time as: (i) all Covered Letter of Credit Obligations previously outstanding have expired or have been paid, settled, satisfied, released, or otherwise terminated, and (ii) all amounts on deposit in the Cash Collateral Account and all subaccounts thereof have been distributed to the Representative Agents of the Secured Parties to whom Covered Obligations are then owed or have been transferred to the Collateral Account as Unused Cash Collateral. The Collateral Agent shall cause each of the Pledged Accounts to be, and each Pledged Account shall be, separate from all other accounts held by or under the control or dominion of the Collateral Agent. Each Pledged Account shall be established and maintained by the Depository Bank as a securities account at its offices in New York City, New York, in the name of the Collateral Agent. The Company irrevocably confirms the authority of (and directs and authorizes) the Collateral Agent to or to cause the Depository Bank to, and the Collateral Agent agrees to or to cause the Depository Bank to, deposit into, or credit to, and transfer funds from the Pledged Accounts to the Lender Parties or their Representative Agents and to the Company (or its designee) in accordance with this Agreement.

         (c) The Lender Parties and the Credit Parties acknowledge that the Collateral Agent may cause the Depository Bank to establish subaccounts of the Cash Collateral Account and the Qualified Investments Account, and that such subaccounts may, at the Collateral Agent's election, be either (1) actual, separate accounts or (2) notional accounts reflected in the Collateral Agent's records as accounting entries with respect to the actual Cash Collateral Account and the Qualified Investments Account maintained by the Depository Bank. Each such subaccount shall constitute a Pledged Account hereunder, and each actual subaccount shall be established and maintained by the Depository Bank as a securities account at its offices in New York City, State of New York, in the name of the Collateral Agent.

         (d) Unless otherwise specified in this Agreement, all references to the Cash Collateral Account or the Qualified Investments Account shall include references to all subaccounts thereof, and such subaccounts shall be subject to the same restrictions and limitations as the Cash Collateral Account or the Qualified Investments Account, as applicable.

         (e) The Company shall not have any rights against or to moneys or funds on deposit in, or credited to, the Pledged Accounts, as third-party beneficiary or otherwise, except the right of the Company to receive moneys or funds on deposit in, or credited to, the Pledged Accounts, as required or permitted by this Agreement, and to direct the Collateral Agent as to the investment of moneys held in the Pledged Accounts as permitted by Section 4.04. In no event shall any amounts or Cash Equivalents deposited into, or credited to, any Pledged Account, be registered in the name of the Company, payable to the order of the Company, or specially endorsed to the Company, except to the extent that the foregoing have been specially endorsed to the Depository Bank or endorsed in blank.

     Section 4.02 Cash Collateral Account; Application of Funds.

         (a) The Collateral Agent shall cause the Depository Bank to establish and maintain (i) a subaccount in respect of the Covered Letter of Credit Obligations under the Credit Agreement (the "Cash Collateral Subaccount (Credit Agreement LCs)"), (ii) a subaccount in respect of the Covered Letter of Credit Obligations under the 3-Year Facility (the "Cash Collateral Subaccount (3-Year Facility LCs)"), (iii) a subaccount in respect of the Additional Covered Letters of Credit (the "Cash Collateral Subaccount (Additional LCs)"), and (iv) such additional subaccounts of the Cash Collateral Account as may be required or appropriate under the terms of this Agreement.

         (b) To the extent required pursuant to Sections 2.04(b)(i)second, 2.04(b)(ii)(A)(I), 2.04(b)(ii)(A)(II)second, 2.04(b)(ii)(A)(II)third,
2.04(b)(ii)(B), 2.04(b)(ii)(C) second, 2.04(b)(iv), 2.05(b), 4.03(f),
5.08(c)(ii), or 5.08(c)(iii) amounts shall be deposited in the Cash Collateral Account or subaccounts thereof to be applied as follows:

                  (i) With respect to amounts deposited into a subaccount of the Cash Collateral Account as cash collateral for Covered Letter of Credit Obligations pursuant to Sections 2.04(b)(i)second, 2.04(b)(ii)(A)(II)second, 2.04(b)(ii)(C)second, or 2.05(b), if any Covered Letter of Credit Obligation is drawn, in whole or in part, the Collateral Agent shall, upon three Business Days prior written notice from the issuer thereof, (x) request the applicable Representative Agent for such Covered Letter of Credit Obligation to provide a supplement to the applicable portion of Schedule II in respect of such Covered Letter of Credit Obligation and to specify the undrawn amount of such Covered Letter of Credit Obligation, in each case immediately prior to giving effect to the drawing of such Covered Letter of Credit Obligation (such date, immediately before giving effect to such drawings, the "Letter of Credit Calculation Date") and (y) within three Business Days after the date of receipt of such information from the applicable Representative Agent, direct the Depository Bank to distribute promptly an amount equal to such issuer's share of the funds allocated to such Covered Letter of Credit Obligation that are available in the applicable subaccount of the Cash Collateral Account, up to all of such share, as determined below on and as of the Letter of Credit Calculation Date, to reimburse such drawing either (A) to the issuer directly, or (B) to the Company, if the Company has previously reimbursed such amount to the issuer. The share of funds available in a particular subaccount of the Cash Collateral Account for distribution to a particular issuer of a Covered Letter of Credit Obligation or the Company (as applicable) on any such date, shall be determined by the Collateral Agent on such date as follows:

                           (A) for each issuer of a letter of credit under the 3-Year Facility, an amount equal to the product of (x) a fraction, the numerator of which is the undrawn amount of such issuer's letter of credit (as specified by the 3-Year Facility Agent), as of such date, and the denominator of which is the aggregate undrawn amounts of all letters of credit issued and outstanding under the 3-Year Facility (as reflected on the applicable portion of the most recent supplement to
         Schedule II-A), as of such date, multiplied by (y) the total amount of funds available in the Cash Collateral Subaccount (3-Year Facility
         LCs), as of such date;

                           (B) for each issuer of an LC, an amount equal to the product of (x) a fraction, the numerator of which is the undrawn amount of such issuer's LC (as specified by the Credit Agreement Administrative Agent), as of such date, and the denominator of which is the aggregate undrawn amounts of all LCs issued and outstanding (as reflected on the most recent supplement to Schedule II-B), as of such date, multiplied by (y) the total amount of funds available in the Cash Collateral Subaccount (Credit Agreement LCs), as of such date; and

                           (C) for each issuer of an Additional Covered Letter of Credit, an amount equal to the product of (x) a fraction, the numerator of which is the undrawn amount of such issuer's Additional Covered Letter of Credit (as reflected on the applicable portion of the most recent supplement to Schedule II-D delivered by the Representative Agent for such Additional Covered Letter of Credit to the Collateral Agent pursuant to Section 1.04(b)), as of such date, and the denominator of which is the aggregate undrawn amounts of all Additional Covered Letters of Credit issued and outstanding (as reflected on the most recent supplements to Schedule II-D for each such Additional Covered Letter of Credit), as of such date, multiplied by (y) the total amount of funds available in the Cash Collateral Subaccount (Additional
         LCs), as of such date.

                  (ii) With respect to amounts deposited into a subaccount of the Cash Collateral Account pursuant to Sections 2.04(b)(ii)(A)(I), 2.04(b)(ii)(A)(II)third, 4.03(f), 5.08(c)(ii), or 5.08(c)(iii) such amounts shall be held in the applicable subaccount until the earliest to occur of (1) the next distribution of funds (in addition to the funds held in such subaccount) pursuant to Section 2.04(b)(ii), at which time the Collateral Agent shall direct the Depository Bank to apply the amount in such subaccount as a part of such distribution, (2) the date that no Event of Default exists and is continuing, at which time the Collateral Agent shall direct the Depository Bank to distribute such funds in such subaccount to the Company (or to the Company's designee), to be used by the Company for general corporate purposes, or to be used by such designee for any lawful purpose, and (3) the occurrence of a Remedies Trigger Event, at which time the Collateral Agent shall direct the Depository Bank to deposit such funds in such subaccount into the Collateral Account to be applied in accordance with Section 2.04(b)(iii). The Collateral Agent shall have the right to seek such assurance from the Required Lender Parties as the Collateral Agent shall deem appropriate, in the Collateral Agent's reasonable opinion, as to the pendency of an Event of Default.

                  (iii) With respect to amounts deposited into a subaccount of the Cash Collateral Account pursuant to Section 2.04(b)(ii)(B), at any time (before or after a Remedies Trigger Event), the Representative Agent in respect of a particular Underlying Transaction shall have the right to request that the Collateral Agent deliver the funds in such subaccount to such Representative Agent. Upon receipt of any such written request in the form of Exhibit A, the Collateral Agent shall promptly direct the Depository Bank to deliver to such Representative Agent the amount so requested, up to all of the available funds in such subaccount. The Representative Agent under a particular Underlying Transaction shall distribute any amounts received by it pursuant to this Section 4.02(b)(iii) to the appropriate Secured Parties in accordance with the Underlying Documents. All interest and proceeds resulting from an investment of the funds in, or credited to, a subaccount maintained pursuant to the terms of this Section 4.02(b)(iii) shall not be transferred to the Company, but may be reinvested in Cash Equivalents; provided, that the Secured Parties under the applicable Underlying Transaction shall bear all risk of loss with respect to any investment of funds held in such subaccount.

         (c) If the Collateral Agent receives written notice from the applicable Representative Agent that any Covered Letter of Credit Obligation, or any portion thereof, has terminated, expired, or has otherwise been released or satisfied undrawn, and as a result, the total amount of funds in the applicable subaccount of the Cash Collateral Account, as of such date, exceeds the aggregate undrawn amount of all letters of credit issued and outstanding, as of such date, that are cash collateralized by the funds in such subaccount, or if the Collateral Agent receives written notice from the applicable Representative Agent that the Underlying Obligations relating to a particular Underlying Transaction for which funds have been deposited into the Cash Collateral Account pursuant to Section 2.04(b)(ii)(B) have been paid in full or otherwise released or fully satisfied, then (i) the Collateral Agent shall direct the Depository Bank to transfer such excess of funds on deposit in the applicable subaccount of the Cash Collateral Account or any remaining funds on deposit in the applicable subaccount of the Cash Collateral Account in respect of such satisfied Underlying Obligation (any such amount, "Unused Cash Collateral") into the Collateral Account; (ii) such Unused Cash Collateral shall constitute part of the Current Payment Amount; and (iii) such Unused Cash Collateral shall be applied in accordance with Section 2.04.

     Section 4.03 Qualified Investments Account.

         (a) If a FERC-Regulated Restricted Subsidiary receives Net Cash Proceeds from the Disposition of a Covered Asset as described in Section 2.01(e), then the Company shall deposit, or cause to be deposited, into the Collateral Account within five days after such receipt, an amount equal to the amount, if any, by which (i) the portion thereof that is not deemed to have been invested in Qualified Investments pursuant to clause (a)(y) or (a)(z) of the definition of Qualified Investments exceeds (ii) $100,000,000.

         (b) If an Unregulated Restricted Subsidiary receives Net Cash Proceeds from the Disposition of a Covered Asset as described in Section 2.01(e), then the Company shall deposit or cause to be deposited, into the Collateral Account within five days after such receipt of an amount equal to the portion thereof that is not deemed to have been invested in Qualified Investments pursuant to clause (b)(y) or (b)(z) of the definition of Qualified Investments.

         (c) So long as no Remedies Trigger Event has occurred and is continuing within one Business Day after receipt, the Collateral Agent shall direct the Depository Bank to transfer the funds deposited into the Collateral Account pursuant to Section 4.03(a) or (b) (in either case, for each Disposition, the "Remaining Reinvestment Amount") to the Qualified Investments Account.

         (d) If at any time, funds are to be transferred to the Qualified Investments Account pursuant to Section 4.03(a) or (b), in respect of the Covered Assets of more than one Restricted Subsidiary, or in respect of more than one Covered Asset of a single Restricted Subsidiary, the Collateral Agent shall cause the Depository Bank to establish and maintain individual securities subaccounts, or the Collateral Agent shall establish in its accounting records notional subaccounts (each, a "Qualified Investments Subaccount") within the Qualified Investments Account, for each such Restricted Subsidiary or such Covered Asset.

         (e) For the period from the initial transfer of the Remaining Reinvestment Amount to the Qualified Investments Account, until the earlier to occur of (i) a Voting Notice Event and (ii) the date, if ever, on which the failure of the applicable Restricted Subsidiary to invest such Remaining Reinvestment Amount in Qualified Investments becomes a Mandatory Asset Prepayment Event under Section 2.01(e), the Collateral Agent shall, at the written direction of the Company from time to time, cause the Depository Bank to pay such funds on deposit in the Qualified Investments Account (or any applicable Qualified Investments Subaccount) to the Restricted Subsidiary identified by the Company in the Officer's Certificate described in the following sentence. The written direction described in the preceding sentence shall be accompanied by an Officer's Certificate in the form of Exhibit B setting forth (A) the name of the Restricted Subsidiary whose Disposition of Covered Assets resulted in the deposit of the applicable Remaining Reinvestment Amount that is being requested to be paid pursuant to such written direction,
(B) if the Restricted Subsidiary referred to in clause (A) is a FERC-Regulated Restricted Subsidiary, a statement by the Company that all funds retained by such FERC-Regulated Restricted Subsidiary pursuant to Section 4.03(a) from the Net Cash Proceeds of all of its Dispositions of Covered Assets prior to the date of such certificate have been, or (by making the currently proposed Qualified Investment(s)) will be, used to make Qualified Investments, and (C) a description of the Qualified Investment(s) to be made (or deemed made) by such Unregulated Restricted Subsidiary with such funds, pursuant to the definition of "Qualified Investments." Notwithstanding the foregoing, the Company shall have the right to direct that funds on deposit in the Qualified Investments Account or any applicable Qualified Investments Subaccount be paid to a FERC-Regulated Restricted Subsidiary in respect of new Qualified Investments made or deemed made by such FERC-Regulated Restricted Subsidiary only if, on the proposed date of such payment from the Qualified Investments Account or applicable Qualified Investments Subaccount, the aggregate amount of Qualified Investments made by such FERC-Regulated Restricted Subsidiary after the Effective Date equals or exceeds the sum of (1) for each Disposition of a Covered Asset by such FERC-Regulated Restricted Subsidiary resulting in a deposit into the Cash Collateral Account, the product of (x) $100,000,000 times (y) the number of such Dispositions of Covered Assets by such FERC-Regulated Restricted Subsidiary resulting in such a deposit, plus (2) for all Dispositions of Covered Assets by such FERC-Regulated Restricted Subsidiary that do not result in deposits into the Cash Collateral Account, the amount by which the aggregate Net Cash Proceeds of such Dispositions exceed the aggregate amount not invested or deemed to have been invested by such FERC-Regulated Restricted Subsidiary in Qualified Investments prior to such date.

         (f) Upon the occurrence of a Mandatory Asset Prepayment Event under
Section 2.01(e) with respect to any Disposition of any Restricted Subsidiary's Covered Assets, then 80% of any funds remaining in the Qualified Investments Account or the Qualified Investments Subaccount in respect of such Disposition shall be transferred by the Collateral Agent to the Collateral Account to be applied as a Mandatory Asset Prepayment Amount in accordance with Section 2.04(b)(i) or (ii), as applicable, and 20% of any such remaining funds shall be paid to the Company or as the Company directs, to be used for general corporate purposes; provided that if a Voting Notice Event has occurred and is continuing at the time of such Mandatory Asset Prepayment Event, then the Collateral Agent shall direct the Depository Bank to transfer 100% of the funds remaining in the Qualified Investments Account and in all Qualified Investments Subaccounts to a subaccount of the Cash Collateral Account to be held and applied in accordance with Section 4.02(b)(ii). The Collateral Agent shall effectuate the transfer required pursuant to this Section 4.03(f) by giving appropriate entitlement orders to the Depository Bank.

     Section 4.04 Payments in Trust. If, notwithstanding the instructions given or required to be given in accordance with this Article IV, any payments required by any Collateral Document to be remitted to the Collateral Agent are instead remitted to the Company or its Affiliates (it being the intent and understanding of the parties hereto that such payments are not to be made directly to the Company but directly to the Collateral Agent for deposit into, or credit to, the relevant Pledged Account for application in accordance with Sections 2.04 and 2.05 and this Article IV), then, to the fullest extent permitted by Applicable Law, the Company or such other Person shall receive such payments into a constructive trust for the benefit of the Secured Parties and subject to the Secured Parties' security interest, and shall (or shall use its best efforts to cause the Person receiving such payments to) promptly remit them to the Collateral Agent for deposit into, or credit to, the applicable Pledged Account designated by this Article IV.

     Section 4.05 Investment of Funds in Pledged Accounts.

         (a) The Collateral Agent will promptly direct the Depository Bank to
(i) invest amounts on deposit in, or credited to, the Pledged Accounts in Cash Equivalents which are deposited into, or credited to, each such Pledged Account,
(ii) invest any interest paid on the

Cash Equivalents referred to in clause (i) above, and (iii) reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case, in Cash Equivalents which are deposited into, or credited to, such Pledged Account, in each case (other than with respect to funds on deposit in, or credited to, the subaccounts of the Cash Collateral Account maintained pursuant to Section 4.02(b)(iii)) as the Company may select and instruct the Collateral Agent, unless, to the knowledge of the Collateral Agent, any Event of Default has occurred and is continuing, in which event the Collateral Agent shall direct the Depository Bank to invest such amounts in Cash Equivalents as the Collateral Agent may be instructed by the Required Lender Parties, acting through the Intercreditor Agent. Subject to Sections 4.02(b)(iii) and 7.10, if no Event of Default then exists, interest and proceeds resulting from an investment of funds in any Pledged Account in Cash Equivalents that are not invested or reinvested in Cash Equivalents shall be promptly transferred to the Company to be used for general corporate purposes. In addition, in accordance with instructions from the Company (if not during the pendency of an Event of Default) or from the Required Lender Parties acting through the Intercreditor Agent (during the pendency of an Event of Default) the Collateral Agent shall have the right at any time to direct the Depository Bank to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger denominations.

         (b) The Collateral Agent shall not direct the Depository Bank to invest or reinvest any funds in any Pledged Account unless it has received instructions from the Company or the Required Lender Parties in accordance with this Section
4.05 as to the investment of such funds. All investments and reinvestments of funds in the Pledged Accounts shall be made in the name of the Depository Bank.

         (c) Whenever directed to make a transfer of funds from any of the Pledged Accounts in accordance with this Article IV, the Collateral Agent is hereby directed and authorized by the Company to direct the Depository Bank to liquidate (or cause to be liquidated) Cash Equivalents (in order of their respective maturities with the Cash Equivalents with the shortest maturities being liquidated first), to the extent that, after application of all other funds available for such purpose pursuant to this Article IV, the liquidation of any Cash Equivalent is necessary to make such transfer.

         (d) Neither the Collateral Agent nor the Depository Bank shall (in the absence of gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction) have any liability with respect to any interest, cost or penalty on the liquidation of any Cash Equivalent pursuant to this Agreement, nor shall the Collateral Agent (in the absence of gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction) have any liability with respect to Cash Equivalents (including purchases or conversions of foreign exchange) or moneys deposited into, or credited to, the Pledged Accounts (or any losses resulting therefrom) invested in accordance with the instructions of the Company or the Required Lender Parties (acting through the Intercreditor Agent), as the case may be. Without limiting the generality of the foregoing, the Collateral Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of all or a portion of funds in the Pledged Accounts, if the Collateral Agent has made such investment, reinvestment or liquidation, as applicable, in accordance with the instructions of the Company or the Required Lender Parties, as specified in this Section 4.05 and Section 4.06, and pursuant to the other terms, and subject to the conditions, of this Agreement.

         (e) All references in this Agreement to Pledged Accounts and to cash, moneys or funds therein or balances thereof, shall include the Cash Equivalents in which such cash, moneys, funds or balances are then invested and the proceeds thereof, and all financial assets and security entitlements carried in or credited to such Pledged Accounts.

         (f) (i) Neither the Collateral Agent nor any of its Affiliates assume any duty or liability for monitoring the rating or performance of any Cash Equivalent. Subject to Section 4.06, in the event an investment selection is not made by the Company or the Required Lender Parties acting through the Intercreditor Agent in accordance with this Section 4.05, the funds in the Pledged Accounts shall not be invested and the Collateral Agent shall not incur any liability for interest or income thereon. The Collateral Agent shall have no obligation to cause the investment or reinvestment of the funds in the Pledged Accounts if all or a portion of such funds is deposited with the Collateral Agent after 11:00 a.m. (New York City time) on the day of deposit. Instructions to invest or reinvest that are received after 11:00 a.m. (New York City time) will be treated as if received on the following Business Day in New York. Requests or instructions received after 11:00 a.m. (New York City time) by the Collateral Agent to liquidate all or a portion of funds in any Pledged Account will be treated as if received on the following Business Day in New York.

                 (ii) The Credit Parties acknowledge that non-deposit investment products (A) are not obligations of, nor guaranteed, by JP Morgan Chase Bank nor any of its Affiliates; (B) are not FDIC insured; and (C) are subject to investment risks, including the possible loss of principal amount invested.

     Section 4.06 Transfers from Accounts During the Continuance of an Event of Default. Subject to the following sentence, upon receipt by the Collateral Agent of a Notice Related to Financing Document Event of Default, or upon the Collateral Agent's otherwise becoming aware of the existence and continuance of an Event of Default, in each case until receipt by the Collateral Agent of a withdrawal of such Notice Related to Financing Document Event of Default (or, in the case of the Collateral Agent's becoming aware of the existence and continuance of an Event of Default, receipt by the Collateral Agent of a waiver of any Financing Document Event of Default underlying such Event of Default), before the subject matter thereof has become a Voting Notice Event, by the requisite percentage of Lender Parties necessary to waive such Financing Document Event of Default under the applicable Financing Transaction (unless the subject matter thereof shall have become a Voting Notice Event prior to the Collateral Agent's receipt of such withdrawal of Notice Relating to Financing Document Event of Default or the effectiveness of such waiver, as the case may be, in which case such withdrawal or waiver shall be ineffective for purposes of this Section 4.06), the Collateral Agent shall not accept any instructions from the Company with respect to any transfer or withdrawal of funds on deposit in, or credited to, any Pledged Account and, in such circumstances, the Collateral Agent shall only accept and comply with instructions for the investment, transfer or withdrawal of funds in the Pledged Accounts solely from the Required Lender Parties and without further consent by the Company. If during the pendency of an Event of Default but before the occurrence of a Remedies Trigger Event, the Required Lender Parties, acting through the Intercreditor Agent have not provided instructions as to the investment of such funds for any period of five Business Days, then until the Collateral Agent receives investment instructions from the Required Lender Parties, the Collateral Agent shall invest such funds as the Company shall direct (other than with respect to funds on deposit in, or credited to, the subaccounts of the Cash Collateral Account maintained pursuant to Section 4.02(b)(iii)).

     Section 4.07 Reports, Certifications and Instructions.

         (a) The Collateral Agent shall maintain all such accounts, books and records as may be necessary to properly record all transactions carried out by it under this Agreement. The Collateral Agent shall permit the Representative Agents, the Company and its Affiliates and their authorized representatives to examine such accounts, books and records; provided that any such examination shall occur upon reasonable notice and during normal business hours.

         (b) The Collateral Agent shall deliver to the Company and each Representative Agent, as soon as practicable after the end of each calendar month following the Closing Date, copies of the account statements for all Pledged Accounts (including all subaccounts) for such month. Such account statements shall indicate, with respect to each such account, deposits, credits and transfers, investments made and closing balances. The Collateral Agent shall provide any additional information or reports relating to the Pledged Accounts and the transactions therein reasonably requested from time to time by the Company or any Lender Party.

         (c) Each time the Company directs the Collateral Agent to make or cause to be made a transfer or withdrawal from a Pledged Account, it shall be deemed to represent and warrant for the benefit of the Collateral Agent and the other Lender Parties that such transfer or withdrawal is being made in an amount, and shall be applied solely for the purposes, permitted by, and otherwise in accordance with, this Agreement. Except to the extent any officer or officers of the Collateral Agent responsible for the administration of this Agreement has actual knowledge to the contrary, the Collateral Agent may conclusively rely on, and shall incur no liability in so relying on, any such direction.

         (d) Notwithstanding any provision to the contrary contained in this Agreement, all notices, certifications, approvals, directions, instructions or other communication given to the Collateral Agent with respect to any payments, transfers, credits, deposits, withdrawals or investments with respect to, or otherwise relating to, any Pledged Account, in each case, by the Company or by any other Lender Party or the Intercreditor Agent shall be given in writing, and the Collateral Agent shall not be required to take any action with respect to any payments, transfers, credits, deposits, withdrawals or investments unless it has received such written instructions specifying the date, amount and Pledged Account with respect to which such payment, transfer, credit, deposit, withdrawal or investment is to be made.

     Section 4.08 Depository Bank Undertakings. The Depository Bank hereby represents and warrants to, and agrees with the Company and the Collateral Agent as follows:

         (a) The Depository Bank (i) is a securities intermediary on the date hereof and (ii) so long as this Agreement remains in effect and JP Morgan Chase Bank remains the Depository Bank hereunder, shall remain a securities intermediary, and shall act as such with respect to the Company, the Collateral Agent, the Pledged Accounts and all of the Account

Collateral and any other property (including all financial assets and security entitlements maintained or carried in the Pledged Accounts) from time to time transferred to, credited to, deposited in, or maintained in the Pledged Accounts.

         (b) Each of the Pledged Accounts is, and shall remain, and the Depository Bank shall maintain each of the Pledged Accounts as, a securities account, with the Collateral Agent (and no other Person) as the entitlement holder and under the sole dominion and control of the Collateral Agent for the ratable benefit of the Collateral Agent and the other Secured Parties.

         (c) The Depository Bank (i) has identified (and will continue to identify) the Collateral Agent for the ratable benefit of the Collateral Agent and the other Secured Parties in its records as, and will treat the Collateral Agent as (A) the sole Person having a security entitlement against the Depository Bank with respect to the Pledged Accounts and the Account Collateral from time to time carried in the Pledged Accounts, (B) the sole entitlement holder against the Depository Bank with respect to each of the Pledged Accounts,
(C) the sole Person having dominion and control over each of the Pledged Accounts and any and all assets, property and items from time to time carried in such Pledged Accounts (including cash) and (D) the sole Person entitled to exercise the rights that comprise the Pledged Accounts; and (ii) has credited and will continue to credit such assets, property and items to the Pledged Accounts in accordance with written instructions given pursuant to, and the other terms and conditions of, this Agreement.

         (d) All of the property, including Account Collateral and cash, from time to time carried in or credited to the Pledged Accounts, shall constitute financial assets, and the Depository Bank shall treat all such property as financial assets under Article 8 of the UCC.

         (e) Notwithstanding any other provision in this Agreement to the contrary, the Depository Bank shall comply with any and all entitlement orders and other directions originated by, and only by, the Collateral Agent in respect of the Pledged Accounts and the Account Collateral from time to time carried therein without any further consent or action by the Company or any other Person and shall not comply with the entitlement orders of any other Person.

         (f) The "securities intermediary's jurisdiction" (within the meaning of Section 8-110(e) of the UCC) of the Depository Bank is and will continue to be the State of New York.

         (g) To be binding on the Depository Bank, all instructions by the Collateral Agent pursuant to Section 4.06 with respect to the Account Collateral carried in the Pledged Accounts must be given to the Depository Bank, and only pursuant to and subject to the terms and conditions of this Agreement.

         (h) Anything herein to the contrary notwithstanding, the Depository Bank will not be required to follow any instruction that would violate any Applicable Law, decree, regulation or order of any Governmental Authority (including any court or tribunal) or the terms of this Agreement.

         (i) The Depository Bank has not entered into and will not enter into any agreement with any other Person relating to the Pledged Accounts or any Pledged Financial

Assets credited thereto pursuant to which it has agreed or will agree to comply with entitlement orders of such Person. The Depository Bank has not entered into any other agreement with the Company or any other Person purporting to limit or condition the duties of the Depository Bank to comply with entitlement orders originated by the Collateral Agent as set forth in Section 4.08(e).

         (j) The Depository Bank hereby permanently waives and releases any Lien or other right it may have against the Pledged Accounts and any Pledged Financial Assets or Pledged Security Entitlements carried in or credited to the Pledged Accounts and any credit balance or cash in the Pledged Accounts, and agrees that it will not assert any such Lien or other right in, to or against the Pledged Accounts or any Pledged Financial Asset or Pledged Security Entitlement carried therein or credited thereto, or any credit balance or cash in the Pledged Accounts.

         (k) The Depository Bank will send copies of all statements and confirmations for and in respect of the Pledged Accounts simultaneously to the Company and the Collateral Agent.

         (l) All securities or other property underlying any financial assets consisting of Account Collateral deposited in or credited to a Pledged Account shall be registered in the name of the Depository Bank, endorsed to the Depository Bank or in blank or credited to another securities account or securities accounts maintained in the name of the Depository Bank, and in no case will any financial asset consisting of Account Collateral deposited in or credited to an Pledged Account be registered in the name of the Company, payable to the order of the Company or specially endorsed to the Company, except to the extent the foregoing have been specially endorsed by the Company to the Depository Bank or in blank.

         (m) If any Person (other than the Collateral Agent) asserts to the Depository Bank any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Account Collateral, the Depository Bank will as promptly as practicable thereafter notify the Company and the Collateral Agent thereof.

     Section 4.09 Force Majeure. Neither the Collateral Agent nor the Depository Bank shall incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including any provision of any present or future law or regulation or any act of any Governmental Authority, any act of God, war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

     Section 4.10 Clearing Agency. The Account Collateral in the Pledged Accounts may be held by the Collateral Agent directly or through any clearing agency or depository including the Federal Reserve/Treasury Book-Entry System for United States and federal agency securities, and the Depository Trust Company (collectively, the "Clearing Agency"). The Collateral Agent shall not have any responsibility or liability for the actions or omissions to act on the part of any Clearing Agency. The Collateral Agent is authorized, for any Collateral at any time held hereunder, to register the Collateral in the name of one or more of its nominee(s) or the nominee(s) of any Clearing Agency in which the Collateral Agent has a participant account, and such nominee(s) may sign the name of any Credit Party and guarantee such signature in order to transfer securities or certify ownership thereof to tax or other Governmental Authorities.

     Section 4.11 Return of Funds to the Company. Upon termination of this Agreement in accordance with Section 9.06, the Collateral Agent shall, at the Company's expense, promptly pay, transfer and deliver to or to the order of the Company all moneys, investments, and other property held in, or credited to, the Pledged Accounts, in each case, in accordance with the instructions of the Company.

                                   ARTICLE V
                               SECURITY INTERESTS

     Section 5.01 Grant of Security Interests.

         (a) Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Security Collateral"):

                  (i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for, or in conversion of, any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (ii) all additional shares of stock and other Equity Interests of or in any Pledged Company or EPN, as applicable from time to time acquired by such Grantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the "Pledged Equity"), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (iii) all books and records of such Grantor pertaining to such Security Collateral;

                  (iv) all supporting obligations, general intangibles and contract rights (including rights under limited liability company agreements, limited partnership agreements and any other organizational or constituent documents pursuant to which Pledged Equity has been issued or which sets out rights with respect thereto), warranties, indemnities or guaranties, in each case to the extent relating to, or payable in respect of, interests in the foregoing Security Collateral, and any tort claims (including all commercial tort claims) arising in connection with interests in the Security Collateral; and

                  (v) all proceeds of the foregoing Security Collateral.

         (b) Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in such Grantor's right, title and interest in and to the following (but excluding Excluded Grantor Assets), in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (all such property in which a security interest is granted under this Section 5.01(b) being collectively, the "Grantor Payment Collateral"):

                  (i) all Accounts or payment intangibles owing to such Grantor by (A) any Pipeline Company Borrower, (B) any other Grantor, or (C) the Company;

                  (ii) all instruments owing to such Grantor by (A) any Pipeline Company Borrower, (B) any other Grantor, or (C) the Company;

                  (iii) all chattel paper in respect of obligations payable to such Grantor with respect to which the account debtor is (A) any Pipeline Company Borrower, (B) any other Grantor, or (C) the Company; and

                  (iv) all proceeds of the foregoing Grantor Payment Collateral.

Notwithstanding the foregoing, the Grantor Payment Collateral shall not include, and the Liens created under this Section 5.01(b) shall not encumber, (A) any (1) Accounts owing to any Exempted Guarantor by the Company, (2) payment intangibles owing to any Exempted Guarantor by the Company, (3) instruments owing to any Exempted Guarantor by the Company, (4) chattel paper in respect of obligations payable to any Exempted Guarantor with respect to which the account debtor is the Company, and (5) the proceeds of the property described in this clause (A), or (B) any Excluded Payment Property of any Grantor (all of the foregoing Property described in clause (A) or (B) of this sentence being, collectively, the "Excluded Grantor Assets").

         (c) The Company hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and to the following (but excluding Excluded Payment Property of the Company), in each case, as to each type of property described below, whether now owned or hereafter acquired by the Company, wherever located, and whether now or hereafter existing or arising (all such property in which a security interest is granted under this Section 5.03(c) being collectively, the "Company Payment Collateral", and together with the Grantor Payment Collateral, the "Payment Collateral"):

                  (i) all Accounts or payment intangibles owing to the Company by (A) any Pipeline Company Borrower, or (B) any Grantor (other than any Grantor that is an Exempted Guarantor);

                  (ii) all instruments owing to the Company by (A) any Pipeline Company Borrower, or (B) any Grantor (other than any Grantor that is an Exempted Guarantor;

                  (iii) all chattel paper in respect of obligations payable to the Company with respect to which the account debtor is (A) any Pipeline Company Borrower, or (B) any Grantor (other than any Grantor that is an Exempted Guarantor); and

                  (iv) all proceeds of the foregoing Company Payment Collateral.

Notwithstanding the foregoing, the Company Payment Collateral shall not include, and the Liens created under this Section 5.01(c) shall not encumber, any Excluded Payment Property of the Company.

         (d) Each of the Company and each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in such Granting Party's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Granting Party, wherever located, and whether now owned or hereafter existing or arising (collectively, the "Account Collateral"):

                  (i) the Pledged Accounts, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time carried in or credited to each Pledged Account, all Pledged Financial Assets, and all property, funds, interest, dividends, distributions, cash, instruments and other property from time to time carried in or credited to any Pledged Account or received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and Pledged Financial Assets, and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Accounts;

                  (ii) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Granting Party, including those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral;

                  (iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Account Collateral;

                  (iv) all books and records of such Granting Party pertaining to any of the Account Collateral;

                  (v) all supporting obligations, general intangibles, contract rights, warranties, indemnities and guaranties, in each case to the extent relating to, or payable in respect of, the foregoing Account Collateral; and

                  (vi) all proceeds of the foregoing Account Collateral.

     Section 5.02 Security for Obligations.

         (a) In the case of each Grantor, the security interests granted by such Grantor pursuant to Sections 5.01(a), 5.01(b) and 5.01(d), secure the payment and performance of all such Grantor's Grantor Secured Obligations, whether now existing or hereafter arising.

         (b) In the case of the Company, the security interests granted by the Company pursuant to Sections 5.01(c) and 5.01(d) secure the payment and performance of all the Company Secured Obligations, whether now existing or hereafter arising.

         (c) Without limiting the generality of subsections (a) and (b) of this
Section 5.02, (i) as to the Company, the security interests granted by the Company pursuant to Sections 5.01(c) and 5.01(d) secure the payment of all amounts that constitute part of the Company Secured Obligations and would be owed by the Company but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Company, and (ii) as to each Grantor, the security interests granted by such Grantor pursuant to Sections 5.01(a), 5.01(b) and 5.01(d) secure the payment of all amounts that constitute part of such Grantor's Grantor Secured Obligations and would be owed by such Grantor but for the fact they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving such Grantor.

     Section 5.03 Delivery and Control of Collateral.

         (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly indorsed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent, but excluding checks, certificates of title and other similar instruments. If an Event of Default has occurred and is continuing, the Collateral Agent shall have the right, in its discretion and without notice to any Credit Party, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 5.08. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

         (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such Security Collateral originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent. With respect to any Security Collateral in which any Granting Party has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Agent, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

         (c) Each Granting Party shall deliver to the Collateral Agent all Payment Collateral pledged by it that constitutes instruments or tangible chattel paper, accompanied by duly indorsed instruments of transfer or assignment in blank, which instruments of transfer or assignment shall be in form reasonably satisfactory to the Collateral Agent.

     Section 5.04 Further Assurances; Etc.

         (a) Each Granting Party agrees that from time to time, at the expense of such Granting Party, such Granting Party will promptly do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, pledge agreements, collateral assignments, account control agreements, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Collateral Agent, the Depository Bank, or any other Secured Party through its Representative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Collateral Documents with respect to the Collateral, (ii) to the fullest extent permitted by Applicable Law, subject its right, title and interest in and to the Collateral to the Liens now or hereafter created or stated to be created by any of the Collateral Documents with respect to the Collateral, (iii) perfect and maintain the validity and effectiveness of the Collateral Documents and the validity, effectiveness and priority of the Liens created or stated to be created thereunder and (iv) assure, grant, collaterally assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter stated to be granted to the Secured Parties in respect of the Collateral under any Collateral Document or under any other instrument executed in connection with any Collateral Document to which it is a party. Without limiting the generality of the foregoing, each Granting Party will promptly with respect to Collateral of such Granting Party: (A) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interest granted or stated to be granted by such Granting Party to the Collateral Agent under any Collateral Document; (B) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock powers indorsed in blank, and deliver and pledge to the Collateral Agent for the benefit of the Secured Parties all tangible chattel paper and all instruments constituting Collateral, together with duly indorsed instruments of transfer or assignment in blank; (C) take all action necessary to ensure that the Collateral Agent has control of Collateral, if any, consisting of deposit accounts, as provided in Section 9-104 of the UCC, control of the Account Collateral as provided in Sections 8-106 and 9-106 of the UCC, and control of electronic chattel paper as provided in Section 9-105 of the UCC; and
(D) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may reasonably request as necessary or desirable to perfect and preserve the security interests created by such Granting Party under this Agreement or any other Collateral Document has been taken.

         (b) Each Granting Party hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including one or more financing statements indicating that such financing statements cover all right, title and interest of such Granting Party in and to the Collateral, in each case without the signature of such Granting Party. The Collateral Agent shall provide a copy of each such financing statement to each Granting Party. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Granting Party ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

         (c) If the Mustang Financing is repaid in full pursuant to the provisions of Section 2.18 of the Credit Agreement then, in connection with the execution and delivery of the CIG Joinder Agreement and CIG Parent Joinder Agreement pursuant to Sections 5.10(a) and 5.10(b) hereof, respectively, there shall be delivered a favorable written opinion of (i) Jones Day, special New York counsel for the Credit Parties, or such other nationally recognized law firm that may be reasonably acceptable to the Collateral Agent, which opinion shall contain all opinions of the type set forth in Exhibit F-1 to the Credit Agreement that are pertinent to (A) the obligations of CIG under the CIG Joinder Agreement and this Agreement, (B) the obligations of CIG Parent under the CIG Parent Joinder Agreement, this Agreement and the Subsidiary Guarantee Agreement, (C) the obligations of the Company under the Parent Guarantee Agreement (taking into account the effect of the matters set forth in clauses (A) and (B) above and the obligations of CIG under the Credit Agreement), and (D) the obligations of the Grantors under the Subsidiary Guarantee Agreement (taking into account the effect of the matters set forth in clauses (A) and (B) above), such opinions to be in substantially the same form as the corresponding opinions contained in Exhibit F-1 to the Credit Agreement, mutatis mutandis, and addressed to the same Persons, and (ii) the General Counsel or Associate General Counsel of the Company, which opinion shall contain all opinions of the type set forth in Exhibit F-2 to the Credit Agreement that are pertinent to the matters set forth in paragraphs (i)(A) through (D) above, such opinions to be in substantially the same form as the corresponding opinions contained in Exhibit F-2 to the Credit Agreement, mutatis mutandis, and addressed to the same Persons.

     Section 5.05 Granting Parties Remain Liable. Anything herein to the contrary notwithstanding, (a) each Granting Party shall remain liable under any contracts and agreements included in such Granting Party's Collateral (including, with respect to Security Collateral, any obligations under limited liability company agreements, limited partnership agreements and any other organizational or constituent documents pursuant to which Pledged Equity has been issued or which sets out obligations with respect to Security Collateral) to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Granting Party from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Collateral Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Granting Party thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 5.06 Additional Equity Interests.

         (a) Pledged Equity. Each Grantor agrees that (i) it will cause each Pledged Company the Pledged Equity in which has been pledged by such Grantor hereunder, not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such Pledged Company, except to such Grantor, (ii) it will pledge hereunder, immediately upon such Grantor's acquisition (directly or indirectly) thereof, any and all additional Equity Interests issued by such Pledged Company or by EPN, and (iii) it will cause all such Equity Interests issued by such Pledged Company to be certificated securities under Article 8 of the UCC and under Article 8 or Chapter 8 of the Uniform Commercial Code as in effect in the jurisdiction of organization of such Pledged Company; provided, however, that this Section 5.06 shall not limit any Grantor's rights under Section 5.07(a)(ii) hereof.

         (b) Ownership of Equity Interests in Grantors. The Company agrees and covenants that it will at all times own, directly or indirectly, 100% of the outstanding Equity Interests (including all voting, economic and other rights associated therewith) in each Grantor, except for the rights of the Collateral Agent hereunder with respect to the Equity Interests in any Grantor that is a Pledged Company.

         (c) Ownership of Equity Interests in Pledged Companies. Each Grantor (including any successor thereto pursuant to a merger or consolidation permitted under Section 6.05 of the Credit Agreement) agrees and covenants that (i) it will at all times remain a registered organization, as defined in Section 9-102(70) of the UCC, (ii) with respect to each Pledged Company in which such Grantor has pledged Equity Interests hereunder, such Grantor will at all times own directly 100% of the outstanding Equity Interests issued by such Pledged Company (including voting, economic and other rights associated therewith), except for the Class B Interests and the rights of the Collateral Agent hereunder, and (iii) the Class B Interests shall not hereafter be granted, and shall not have, greater voting, economic or other rights than such Equity Interests have on the date hereof.

     Section 5.07 Release of Collateral.

         (a) Partial Release of Collateral.

                  (i) Payments out of Pledged Accounts. Upon any payment of amounts out of any Pledged Account (and not deposited into, or transferred to, another Pledged Account) to (A) the Collateral Agent, the Intercreditor Agent, or the Depository Bank in respect of amounts due and payable hereunder to such Persons, (B) any Secured Party, or its Representative Agent, or (C) the Company or any Restricted Subsidiary (or any other Person designated in writing by the Company to the Collateral Agent to receive such payment), in each case in accordance with the Collateral Documents, the Liens created under the Collateral Documents on such amount shall be automatically released without further action or consent by the Collateral Agent or any other Person (including any Secured Party or any Lender Party).

                  (ii) Other Collateral. Without limiting the applicability of
Section 5.07(a)(iii), any Grantor may, from time to time, so long as no Event of Default shall have occurred and be continuing, request the Collateral Agent to release the Liens created under the Collateral Documents covering any portion of the Security Collateral of such Grantor proposed to be Disposed of by such Grantor to any other Person, pursuant to a written notice from an Authorized Signatory of such Grantor (a "Notice of Partial Release"). The Notice of Partial Release shall be delivered to the Company and the other Grantors, the Collateral Agent, and each Representative Agent at least ten Business Days prior to the date of the proposed Disposition of such Security Collateral and shall (A) specify the Security Collateral to be so Disposed of and the proposed date of such Disposition and (B) certify (1) that the Disposition of such Security Collateral shall be effected as a cash transaction for fair market value, on an arms-length basis, (2) that the Disposition of such Security Collateral would not contravene the terms of any Financing Document to which such Grantor is a party or by which such Grantor's property or assets are bound, and (3) that, after giving effect to such Disposition, no default would occur as a result of such Disposition under any Financing Document to which such Grantor is a party or by which such Grantor's property or assets are bound. If a Notice of Partial Release is delivered to the Collateral Agent in accordance herewith, and if the Security

Collateral proposed to be Disposed of is exclusively EPN Units, then any Liens created under the Collateral Documents on such Security Collateral shall, as of the date of Disposition, be automatically released without further action or consent of the Collateral Agent or any other Person (including any other Secured Party or any Lender Party). If the Security Collateral proposed to be disposed of is not exclusively EPN Units, then the Liens created under the Collateral Documents on such Security Collateral shall not be released, unless the Collateral Agent is notified by the Required Lender Parties that they consent to such Disposition. If the Collateral Agent receives consent to the proposed Disposition from the Required Lender Parties, the Collateral Agent shall promptly notify the Company, the Grantors, the Lender Parties and the Secured Parties, and the Liens created under the Collateral Documents on such Security Collateral to be Disposed of shall, as of the date of such Disposition, be automatically released without further action or consent by the Collateral Agent or any other Person (including any other Secured Party or any Lender Party).

                  (iii) Mustang Financing Releases.

                           (A) If the Credit Agreement Administrative Agent notifies the Collateral Agent that the Mustang Financing has been repaid in full pursuant to the provisions of Section 2.18(a) of the Credit Agreement and that all conditions relating to such repayment set forth in Section 2.18(a) of the Credit Agreement, and the matters set forth in Section 2.18(b) of the Credit Agreement have occurred and been satisfied, and provided that the matters set forth in Section 5.10 hereof have occurred and been satisfied, then upon and contemporaneously with the indefeasible repayment of the loans under the 3-Year Facility, and termination of the 3-Year Facility Commitments, the Collateral Agent shall release the Pledged Equity in Noric I and Noric IV from the Liens of this Agreement and any other Collateral Document (and shall deliver to the Company or to such other Person as the Company shall direct, any certificates evidencing such Pledged Equity) and upon such release, Noric I Holding and Noric IV Holding shall be released automatically from their respective obligations (x) as Grantors under this Agreement and the other Collateral Documents and (y) as guarantors under the Subsidiary Guarantee Agreement, and the Collateral Agent shall, at the Company's sole cost and expense, promptly execute and/or deliver any instrument or document reasonably requested by the Company to evidence such releases and the termination of such Liens.

                           (B) If the Credit Agreement Administrative Agent notifies the Collateral Agent that the Mustang Financing has been repaid in full pursuant to the provisions of Section 2.18(c) of the Credit Agreement and that all conditions relating to such repayment set forth in Section 2.18(c) of the Credit Agreement have occurred and been satisfied, and provided that the matters set forth in Section 5.10 hereof have occurred and been satisfied, then upon and contemporaneously with such repayment of the Mustang Financing, the Collateral Agent shall release the Pledged Equity in Noric I and Noric IV from the Liens created under this Agreement and any other Collateral Documents (and shall deliver to the Company, or to such other Person as the Company shall direct, any certificates evidencing such Pledged Equity) and upon such release, Noric I Holding and Noric IV Holding shall be released automatically from their respective obligations (x) as Grantors under this Agreement and the other Collateral Documents and (y) as guarantors under the Subsidiary Guarantee Agreement, and the Collateral Agent shall, at the Company's sole cost and expense, promptly execute and/or deliver any instrument or document reasonably requested by the Company to evidence such releases and the termination of such Liens.

         (b) Full Release of Collateral. On the earliest date that (i) the 3-Year Facility has been repaid in full, the 3-Year Facility Commitments have been terminated, and no letters of credit issued thereunder remain outstanding (as certified in writing by the 3-Year Facility Agent to the Collateral Agent), and (ii) either (A) all payment obligations under the Revolving Credit Facility (including the Revolving Credit Loans) have been repaid in full, the Revolving Commitments have been terminated, and no LCs issued thereunder remain outstanding (as certified in writing by the Credit Agreement Administrative Agent to the Collateral Agent) or (B) the requisite percentage of the Lenders have approved the release of the Liens created by the Collateral Documents on the Collateral in accordance with Section 10.02 of the Credit Agreement (as certified in writing by the Credit Agreement Administrative Agent to the Collateral Agent), and (iii) the Company has provided reasonably satisfactory evidence to the Collateral Agent that the senior unsecured debt of the Company is rated BBB, with stable outlook, by S&P, and Baa2, with stable outlook, by Moody's, the Liens created under the Collateral Documents on all the Collateral shall be fully and automatically released without further action by the Collateral Agent or any other Person (including any other Secured Party or any Lender Party).

         (c) Delivery of Releases and Return of Collateral. Upon the full release of Collateral under Section 5.07(b), the Collateral Agent shall take the additional actions with respect to such release set forth in Section 9.06. Without limiting the generality of Section 5.07(a)(ii) providing for the automatic release of the Liens created under the Collateral Documents on part of the Collateral, the Collateral Agent shall, at the Company's sole expense, execute and deliver to the applicable Granting Parties, on the date of any such proposed release under Section 5.07(a)(ii), a release or releases (including, without limitation, Uniform Commercial Code partial release or termination statements, as applicable) in form reasonably satisfactory to such applicable Granting Parties, as to the applicable Collateral to be released from the Liens created by the Collateral Documents, and each such release shall state that it is effective as of the date specified for the effectiveness of such release pursuant to Section 5.07(a)(ii). With respect to the release of Liens provided for in Section 5.07(a)(iii)(A) and (B), the Collateral Agent shall, at the Company's sole expense, execute a release or releases (including, without limitation, Uniform Commercial Code partial release statements) in form reasonably satisfactory to the applicable Grantor, as to the Pledged Equity in Noric I and Noric IV, and any such release shall state that it is effective as of the date of the occurrence and satisfaction of the matters set forth in
Section 5.10 hereof. Upon the release of any Collateral, the Collateral Agent shall return such Collateral to the applicable Granting Parties (or to their designees designated in writing to the Collateral Agent) together with any certificates or instruments representing or evidencing any such Collateral that is Security Collateral.

     Section 5.08 Voting Rights, Dividends, Payments, Etc.

         (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral (including rights relating to conversion or exchange thereof) of such Grantor or any part thereof at any time and for any purpose; provided that such Grantor will not exercise or refrain from exercising any such right if such action would violate this Agreement;

                  (ii) except as provided in Section 5.08(b), each Grantor shall be entitled to receive and retain any and all cash dividends, interest and other cash distributions paid in respect of the Security Collateral of such Grantor;

                  (iii) each Granting Party shall be entitled to receive and retain all payments made on or in respect of Payment Collateral pledged by such Granting Party; and

                  (iv) the Collateral Agent will (A) execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above (including, in the case of a conversion or exchange of Pledged Equity, the Collateral Agent's delivering to EPN or to the Pledged Company, as applicable, on behalf of the applicable Grantor, the certificate(s) or instrument(s) representing or evidencing any such Collateral for the purpose of effecting the exchange of such certificate(s) or instrument(s) for new certificate(s) or instrument(s)) and to receive the dividends, interest or other distributions that it is authorized to receive and retain pursuant to paragraph (ii) above, and (B) with respect to Payment Collateral, provide such instructions to account debtors and Persons obligated to make payments on instruments as will enable each Granting Party to receive all payments it is authorized to receive and retain pursuant to paragraph (iii) above. In the absence of instructions to vote or exercise other rights, the Collateral Agent shall not be obligated and shall incur no liability for its failure to take any action in respect of such rights.

         (b) The Collateral Agent shall be entitled to receive (whether or not an Event of Default has occurred and is continuing), (i) all non-cash dividends and distributions (including distributions upon conversion or exchange of Security Collateral) paid in respect of Security Collateral, which shall be held by the Collateral Agent as Security Collateral, and (ii) all cash dividends, interest and other cash distributions in respect of Security Collateral distributed in exchange for, in redemption of, or in connection with a partial or total liquidation or dissolution or with a reduction of capital, capital surplus or paid-in-surplus, which distributions described in this clause (ii) shall be deposited in the Collateral Account and held and administered as Account Collateral. Each issuer of Pledged Equity that is a party to this Agreement agrees to pay and deliver all dividends, distributions and interest described in this Section 5.08(b) on such Pledged Equity directly to the Collateral Agent. Each Grantor that has granted a security interest in Pledged Equity under this Agreement in a Pledged Company that is not a party to this Agreement, agrees to cause such Pledged Company to pay all dividends, distributions and interest described in this Section 5.08(b) on such Pledged Equity directly to the Collateral Agent.

With respect to any Pledged Equity issued in conversion or exchange of Pledged Equity issued by an issuer that is not a Pledged Company, the Grantor that has pledged such Pledged Equity shall instruct the issuer to deliver directly to the Collateral Agent the Pledged Equity so issued in the exchange or conversion. Any and all dividends, distributions and interest described in this Section 5.08(b) that are received by a Grantor contrary to the provisions of this Section 5.08(b), shall be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of such Grantor, and shall promptly be delivered or paid over to the Collateral Agent and held and administered as above provided in this Section 5.08(b).

         (c) Upon the occurrence and during the continuance of any Event of
Default:

                  (i) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5.08(a)(i) shall, upon delivery by the Collateral Agent to such Grantor of a written notice of such Event of Default, cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights;

                  (ii) all rights of each Grantor to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.08(a)(ii) shall, upon delivery by the Collateral Agent to such Grantor of a written notice of such Event of Default, cease, and all such rights shall thereupon become vested in the Collateral Agent, and any and all such cash dividends, interest and other cash distributions received by such Grantor shall be promptly delivered to the Collateral Agent who shall cause the Depository Bank to deposit same in a subaccount of the Cash Collateral Account to be administered in accordance with
Section 4.02(b)(ii) as Account Collateral. With respect to any issuer of Pledged Equity that is a party to this Agreement, upon delivery by the Collateral Agent to such issuer of a written notice of such Event of Default, such issuer shall thereafter pay and deliver all dividends, distributions and interest described in this Section 5.08(c)(ii) directly to the Collateral Agent, until such issuer has received written notice from the Collateral Agent that such Event of Default no longer exists. Each Grantor that has granted a security interest in Pledged Equity under this Agreement in an issuer that is not a party to this Agreement, agrees to cause such issuer to pay and deliver all dividends, distributions and interest described in this Section 5.08(c)(ii), directly to the Collateral Agent. Any such dividends, interest and distributions received by a Grantor contrary to the provisions of this Section 5.08(c)(ii) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from the other funds of such Grantor and shall be promptly paid over to the Collateral Agent who shall cause the Depository Bank to deposit same in a subaccount of the Cash Collateral Account to be administered as above provided in this Section 5.08(c)(ii); and

                  (iii) all rights of each Granting Party to receive the payments on Payment Collateral that it would otherwise be authorized to receive and retain pursuant to Section 5.08(a)(iii) shall, upon delivery by the Collateral Agent to the Granting Parties and the Pipeline Company Borrowers of a written notice of such Event of Default, cease and thereafter all such payments shall be made by the Granting Party or the Pipeline Company Borrower, as applicable, that is the account debtor or Person obligated to make payment on such Payment Collateral, directly to the Collateral Agent, who shall cause the Depository Bank to deposit same in a subaccount of the Cash Collateral Account to be administered in accordance with Section 4.02(b)(ii) as Account Collateral. Any such payments received by a Granting Party contrary to the provisions of this Section 5.08(c)(iii) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from the other funds of such Granting Party and shall be promptly paid over by such Granting Party to the Collateral Agent who shall cause the Depository Bank to deposit same in a subaccount of the Cash Collateral Account to be administered in accordance with this Section 5.08(c)(iii).

     Section 5.09 The Collateral Agent Appointed Attorney-in-Fact. Each
Granting Party hereby irrevocably appoints the Collateral Agent such Granting Party's attorney-in-fact, with full authority in the place and stead of such Granting Party and in the name of such Granting Party or otherwise, from time to time, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement and any other Collateral Agreement with respect to the Collateral and the Collateral Agent's rights and remedies with respect thereto, including, without limitation:

         (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

         (c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent and any other Secured Party with respect to any of the Collateral;

provided that the Collateral Agent shall not exercise the power and authority granted to it pursuant to clause (a) or clause (c) above except during such period as an Event of Default has occurred and is continuing.

     Section 5.10 Joinder of CIG and CIG Parent. If the Mustang Financing is repaid in full pursuant to the provisions of Section 2.18 of the Credit Agreement, then at such time as CIG is required to become a Pipeline Company Borrower thereunder, (a) CIG and each Person then party to this Agreement shall execute and deliver the CIG Joinder Agreement to the Collateral Agent, with a copy to the Credit Agreement Administrative Agent, (b) the CIG Parent and each Person then party to this Agreement shall execute and deliver the CIG Parent Joinder Agreement to the Collateral Agent, with a copy to the Credit Agreement Administrative Agent, (c) CIG shall execute a joinder agreement to the Credit Agreement in substantially the form of Exhibit H to the Credit Agreement and deliver such executed joinder agreement to the Credit Agreement Administrative Agent and deliver an executed copy thereof to the Collateral Agent, (d) the CIG Parent shall deliver any certificates or instruments representing the Security Collateral in CIG to the Collateral Agent in suitable form for transfer by delivery or accompanied by indorsed instruments of transfer or assignment in blank as provided for certificated Security Collateral in Section 5.03(a) hereof, (e) the CIG Parent shall cause CIG to agree in an authenticated record (in form reasonably satisfactory to the Collateral Agent) with the CIG Parent and the Collateral

Agent that CIG will comply with instructions originated by the Collateral Agent without the further consent of CIG, with respect to any Pledged Equity in CIG that is an uncertificated security, as provided for uncertificated Security Collateral in Section 5.03(b) hereof, and (f) the opinions referenced in Section 5.04(c) hereof shall be rendered and delivered to the Collateral Agent and the other addressees thereof. Upon the occurrence and satisfaction of all of the matters set forth above in this Section 5.10, each Schedule to this Agreement shall be deemed automatically amended to incorporate the information on the correspondingly numbered Schedule to the CIG Joinder Agreement (with respect to pertinent matters related to CIG) and to incorporate the information on the correspondingly numbered Schedule to the CIG Parent Joinder Agreement (with respect to pertinent matters related to CIG Parent). Each of the requirements set forth in this Section 5.10 shall be satisfied on a substantially contemporaneous basis with the repayment in full of the Mustang Financing.

                                   ARTICLE VI
                            REMEDIES AND ENFORCEMENT

     Section 6.01 Remedies and Enforcement Action.

         (a) At such time as any Event of Default has occurred and is continuing, the Collateral Agent shall have the right to take such actions as are necessary or appropriate to enforce, implement and administer the provisions hereof or of any other Collateral Document that are applicable to any period during which an Event of Default has occurred and is continuing, and without limiting the foregoing, the Collateral Agent shall have and may exercise, enforce, implement and administer all rights, privileges, powers, benefits and remedies granted to or arising in favor of the Collateral Agent under such provisions with respect to any such Event of Default, including in each case referenced above the provisions of Sections 2.02(c) through (e), Sections 2.04(b)(ii)(A)(I) and (II), Section 4.02(b)(ii), 4.03(f), Section 4.05(a),
Section 4.06, Section 5.03(a), Section 5.08, and Section 5.09, with respect to the percentage of Net Cash Proceeds constituting Mandatory Asset Prepayment Amounts, the application or non-application of funds in Pledged Accounts, deposits or transfers of funds into or from Pledged Accounts or subaccounts thereof, delivery of funds from Pledged Accounts to Representative Agents, the right to direct investments, voting rights with respect to Security Collateral, and powers of attorney; provided, however, notwithstanding the foregoing, unless a Voting Notice Event has occurred and is continuing or a Remedies Trigger Event has occurred, the Collateral Agent shall not (a) take or commence any Foreclosure Action with respect to Collateral, (b) exercise any power of sale with respect to the Collateral under any Collateral Document, (c) commence any proceeding to sell any Collateral pursuant to judicial proceedings, whether in a legal or equitable proceeding, (d) make any demand for payment under the Subsidiary Guarantee Agreement or the Parent Guarantee Agreement, or (e) charge or exercise any contractual or legal setoff rights with respect to any Account Collateral or Payment Collateral against all or any part of the Secured Obligations or Covered Obligations.

         (b) At such time as an Event of Default that is a Voting Notice Event has occurred and is continuing or a Remedies Trigger Event has occurred, the Collateral Agent shall have and in its discretion may exercise any or all of the following rights and remedies:

                  (i) Enforcement Actions. The Collateral Agent may take any Enforcement Action or Enforcement Actions (at such times, places and by such methods, as the Collateral Agent shall determine, including any actions incidental to carrying out any such Enforcement Action) in order to enforce the Collateral Documents and to realize upon the Collateral or, in the case of any Insolvency Proceeding against the Company or any of its Subsidiaries, seeking to enforce the claims and Liens of the Secured Parties with respect to the Collateral, including claims under the Collateral Documents.

                  (ii) Sale; Incidents of Sale. The Granting Parties agree that, to the extent notice of sale shall be required by Applicable Law with respect to the Disposition of any Collateral, at least ten days' notice to the Company of the time and place of any public Disposition or the time after which any private Disposition is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any Disposition of Collateral regardless of notice of Disposition having been given. The Collateral Agent may adjourn any public or private Disposition from time to time by announcement at the time and place fixed therefor, and such Disposition may, without further notice, be made at the time and place to which it was so adjourned. With respect to any Disposition of any of the Collateral made or caused to be made by the Collateral Agent, whether made under the power of Disposition hereby given or pursuant to judicial proceedings, to the extent permitted by Applicable Law:

                           (A) Any Secured Party, the Company, and any of the
               Company's Affiliates (including any Grantor) may bid for, and purchase, the Collateral offered for sale, and, upon compliance with the terms of sale and Applicable Law, may hold and Dispose of such property; and

                           (B) Pursuant to the power of attorney granted under
               Section 5.09, the Collateral Agent may, but shall not be obligated to, make all necessary deeds, bills of sale and instruments of assignment and transfer covering the Collateral Disposed of, and for that purpose the Collateral Agent may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power.

                  (iii) Collateral Agent May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding relative to the Company or any of its Subsidiaries or the Collateral, the Collateral Agent (irrespective of whether any of the outstanding Secured Obligations or Covered Obligations shall then be due and payable) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise, (a) to file and prove a claim for the whole amount of the Secured Obligations owing and unpaid in order to protect the rights of the Secured Parties under the Collateral Documents and with respect to the Collateral, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent (including any claim for the reasonable compensation, disbursements and advances of the Collateral Agent in its individual or trust capacity and its agents and counsel) and of any other Secured Parties in respect of the Collateral Documents and the Collateral allowed in such judicial proceeding and (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make payments with respect to such claims to the Collateral Agent.

                  (iv) Collateral Agent May Enforce Claims. All rights of action and claims under this Agreement and the other Collateral Documents may be prosecuted and enforced by the Collateral Agent; provided that the Collateral Agent is also hereby appointed as agent for the other Secured Parties for the purposes of protecting their interests in and to any portion of the Collateral and under the Collateral Documents, and the Collateral Agent shall take such action solely as agent for the Secured Parties. Enforcement Proceeds received by the Collateral Agent in connection with any Enforcement Action shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of (a) the Collateral Agent, in its capacity as Collateral Agent (including previously outstanding amounts in respect thereof) and
         (b) its agents and counsel, be for the benefit of the other relevant Secured Parties and deposited into the Collateral Account for application as provided under the applicable provisions of this Agreement.

         Section 6.02 Subrogation, Etc. Each Secured Party agrees that notwithstanding the source of any Enforcement Proceeds on deposit in, or credited to, the Collateral Account from time to time, from and after the occurrence of a Remedies Trigger Event all such Enforcement Proceeds shall be applied as provided for in Section 2.04(b)(iii).

         Section 6.03 Other Remedies of Secured Parties. Except as the same relates to the Collateral or as otherwise expressly prohibited by this Agreement or any other Collateral Document, each Secured Party may exercise any right or power, enforce any remedy, give any direction, consent or waiver or make any determination, under or in respect of any provision of any Financing Document to which it is a party. Notwithstanding the foregoing, no Secured Party other than the Collateral Agent shall have the right to take any Enforcement Action with respect to the Collateral, the Parent Guarantee Agreement or the Subsidiary Guarantee Agreement or seek to exercise and enforce the Liens granted to the Collateral Agent on the Collateral herein or under any other Collateral Document, and all such Enforcement Actions shall be effected solely through the Collateral Agent (including Subagents referenced in Section 7.06(b)). No reference in this Agreement to the Collateral Agent's making a demand for payment under the Subsidiary Guarantee Agreement or the Parent Guarantee Agreement shall be construed to mean that such a demand is required in order to cause any obligation under the Subsidiary Guarantee Agreement or the Parent Guarantee Agreement to become due and payable, it being understood that obligations under the Subsidiary Guarantee Agreement and the Parent Guarantee Agreement shall, respectively, become due and payable at such times as they become due and payable under the terms of the Subsidiary Guarantee Agreement and the Parent Guarantee Agreement.

         Section 6.04 Required Lenders Consent. Each Credit Party acknowledges and agrees that all provisions hereof that require the Collateral Agent to obtain the consent, approval or direction of the Required Lender Parties prior to the Collateral Agent's taking, or omitting to take, any action contemplated by this Article VI, shall be solely for the benefit of the Collateral Agent, the Intercreditor Agent and the other Secured Parties, and shall not be for the benefit of any Credit Party, and as between the Collateral Agent and the Credit Parties, the Collateral Agent may take any actions contemplated by this Article VI at the time or times set forth in this Article VI, or in the Collateral Agent's discretion not take such action, whether or not any Secured Party has consented to, directed or approved the Collateral Agent's action or inaction.

                                  ARTICLE VII
                         COLLATERAL AGENT, INTERCREDITOR
                            AGENT AND DEPOSITORY BANK


     Section 7.01 Authorization and Action of the Collateral Agent and Intercreditor Agent.

         (a) This Agreement. Each Representative Agent party hereto, acting on behalf of such Representative Agent's Related Creditors, hereby appoints and authorizes the Collateral Agent and the Intercreditor Agent to take such action as agent on its behalf and on behalf of its Related Creditors (i) to execute and deliver all of the Collateral Documents (other than this Agreement) pursuant to which such Representative Agent or such Related Creditors are parties or are intended to be bound and which Collateral Documents are to be delivered on or after the Closing Date, and (ii) to exercise such powers and discretion under this Agreement and the other Collateral Documents to which the Collateral Agent or the Intercreditor Agent, as the case may be, is a party as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement, neither the Collateral Agent nor the Intercreditor Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lender Parties (acting, in the case of instructions to the Collateral Agent, through the Intercreditor Agent) issued in accordance with this Agreement. None of the Collateral Agent, the Depository Bank or the Intercreditor Agent shall incur any liability for (x) any determination made or instruction given by the Required Lender Parties (acting, in the case of instructions to the Collateral Agent and the Depository Bank, through the Intercreditor Agent) or (y) with respect to instructions as to the investment of funds in the Pledged Accounts in Cash Equivalents in accordance with Section
4.05 only, any instructions of the Company. Any such instructions described in clauses (x) and (y) preceding shall be binding on all Secured Parties and Lender Parties. In no event shall the Collateral Agent or the Intercreditor Agent be required to take any action that exposes it to personal liability or that is contrary to this Agreement or Applicable Law. Each of the Collateral Agent and the Intercreditor Agent agrees to give, as promptly as practicable, to each Representative Agent notice of each notice given to it by the Company, any other Representative Agent, or any other Person pursuant to the terms of this Agreement or any other Collateral Document.

         (b) Mustang Intercreditor Agreement. Each Representative Agent party hereto, acting on behalf of such Representative Agent's Related Creditors, hereby appoints, authorizes, and directs the Collateral Agent to execute, deliver, and perform the Collateral Agent's obligations under, the Mustang Intercreditor Agreement on behalf of such Representative Agent and its Related Creditors.

     Section 7.02 Reliance. Each of the Collateral Agent, the Depository
Bank, and the Intercreditor Agent: (a) may consult with legal counsel (including counsel for any Credit Party, with the permission of such Credit Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of any such counsel, accountants or experts; (b) except as otherwise expressly provided in this Agreement, makes no warranty or representation to any other Secured Party and shall not be responsible to any other Secured Party for any statements, warranties or representations (whether written or oral) made by any other Person, or in any other capacity in or in connection with the Collateral Documents or the Financing Documents; (c) except as otherwise expressly provided in this Agreement, shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Financing Document or the Collateral Documents on the part of the Company or any of its Subsidiaries or as to the contents of any certificate, report or other document delivered hereunder or in connection herewith, or to inspect the property (including the books and records) of the Company or any of its Subsidiaries; (d) shall not be responsible to any other Secured Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any Lien or security interest created or purported to be created under or in connection with, any Financing Document or Collateral Document or any other instrument or document furnished pursuant to any Financing Document or Collateral Document;
(e) shall incur no liability under or in respect of any Financing Document or Collateral Document by acting upon any notice, consent, certificate, schedule, supplement or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties or by relying upon any statement made to it orally or by telephone and believed by it to be made by the proper Person.

     Section 7.03 JPMorgan Chase Bank and Affiliates. With respect to its commitment (if any), any loans or other credit advances made by it (if any), any Secured Obligations owed to it (if any), and any notes issued to it under the Credit Agreement (if any), JPMorgan shall have the same rights and powers under the Collateral Documents to which it is a party as any other Lender Party thereto, and may exercise the same as though it were not an agent of such Lender Parties; and the terms "Lender Party", "Lender", and "Secured Party", shall, unless otherwise expressly indicated, include JPMorgan, its individual and agency capacities. JPMorgan and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Company, any Affiliate of the Company, any of their respective Subsidiaries and any Person that may do business with or own securities of the Company, any Affiliate of the Company or any such Subsidiary, all as if JPMorgan, were not an agent of the Lender Parties, and without any duty to account therefor to any other Lender Party.

     Section 7.04 Acceptance of Collateral. The Collateral Agent has no duty to solicit the deposit of any Collateral with it by any Credit Party or other Person and agrees to accept all Collateral to be delivered to or held by the Collateral Agent pursuant to the terms of this Agreement or any other Collateral Document. The Collateral Agent shall, on behalf and for the benefit of the Secured Parties, be the beneficiary and hold and safeguard any Collateral delivered to it during the term of this Agreement or any other Collateral Document as specified herein or therein and in accordance with Applicable Law, and shall hold such Collateral in accordance with the provisions of this Agreement or such other Collateral Document, as the case may be, and in accordance with Applicable Law; provided that the Collateral Agent shall not be required to hold or safeguard the Collateral with a higher degree of care than it holds and safeguards its own property.

     Section 7.05 The Collateral Agent May Perform. If any Credit Party fails to perform any agreement required to be performed by it under any Collateral Document, the Collateral Agent may, but shall have no obligation to, itself perform, or cause performance of, such agreement without notice to the Company or to such Grantor, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Company or such Grantor, as applicable, under Section 9.01.

     Section 7.06 Duties.

         (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers, including the exercise of any of the powers granted to the Collateral Agent pursuant to
Article VI. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, and as otherwise expressly provided in this Agreement, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment equal to that which it accords its own property.

         (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a "Subagent") for all or any part of the Collateral, and the Collateral Agent and any Subagents may perform any and all their duties and exercise their rights and powers through their respective Related Parties (and the exculpatory provisions herein shall apply to such Subagents or Related Parties). In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the pledge of such Collateral and the security interest granted in such Collateral by each Granting Party hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Granting Party, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Collateral Agent", when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided that no such Subagent shall be authorized to take any action (including without limitation any Enforcement Action) with respect to any such Collateral or under any Collateral Document, unless and except to the extent expressly authorized in writing by the Collateral Agent.

         (c) Except as expressly provided in this Agreement, none of the Collateral Agent, the Depository Bank or the Intercreditor Agent shall be deemed to be responsible for, have knowledge of, or have any duty to ascertain or inquire into, (i) the occurrence of any Event of Default, Voting Notice Event, or Remedies Trigger Event (or if any such event would occur after giving effect to any application of funds contemplated by any provision of this Agreement) unless and until it has received written notice thereof from the Company or any other Lender Party or (ii) the existence, the content, or the terms and conditions of, any other agreement, instrument or document, in each case, to which it is not a party or beneficiary, whether or not referenced herein. Without prejudice to the foregoing, none of the knowledge or information that any department or division of JPMorgan or any of its Affiliates may have from time to time shall be attributed to the Collateral Agent, the Depository Bank or the Intercreditor Agent, and none of the Collateral Agent, the Depository Bank or the Intercreditor Agent shall have any duty to disclose, nor shall be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by JPMorgan or any of its Affiliates in any capacity. In no event shall JPMorgan, in its capacity as Collateral Agent, Intercreditor Agent, or Depository Bank, be liable for special, indirect, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if JPMorgan has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (d) Neither the Collateral Agent, nor the Intercreditor Agent, nor the Depository Bank makes any representation as to the value or condition of the security interests created hereunder or any part thereof, or as to the title of any Granting Party or as to the rights and interests granted or the security afforded by this Agreement or any other Collateral Document, or as to the validity, execution (except by itself), enforceability, legality or sufficiency of this Agreement, any other Collateral Document or the Secured Obligations, and neither the Collateral Agent, nor the Intercreditor Agent, nor the Depository Bank (in its individual and agency capacities) shall incur any liability or responsibility in respect of any such matters. The Collateral Agent assumes no responsibility and shall not be deemed to have assumed any responsibility, either express or implied, to monitor the validity or sufficiency of the Collateral. The Lender Parties further acknowledge and agree that the provisions of the Collateral Documents which empower and/or entitle the Collateral Agent to take action, to refrain to take action, or to request the taking or refraining from taking action, with respect to the Collateral or otherwise shall not impose, and shall not be deemed to impose, on the Collateral Agent an obligation to act independently from the instructions of the Lender Parties or any class or portion thereof (in each case, acting, in the case of instructions to either the Collateral Agent or the Depository Bank, through the Intercreditor Agent or their respective Representative Agents, as the case may be) or to monitor the contingencies that may give rise to the exercise of such power or entitlement.

         (e) Without prejudice to Section 4.07(d), all notices, certifications, approvals, directions, instructions or other communication given to the Intercreditor Agent or the Collateral Agent with respect to, or otherwise relating to, this Agreement or the other Collateral Documents, in each case, by any Secured Party or Representative Agent (whether on its own behalf or on behalf of its Related Creditors (or any class thereof)) shall be given by an Authorized Signatory of such Person and, except as otherwise expressly required under the Collateral Documents, neither the Intercreditor Agent nor the Collateral Agent shall be required to take any action under any Collateral Document unless it has received such instructions.

         (f) The parties hereto agree that any of the acknowledgements, consents, agreements and statements made by the Collateral Agent in respect of the Collateral in the Collateral Documents are being made in its capacity as directed agent for, and on behalf and at the request of, the Secured Parties and that such acknowledgements, consents, agreements and statements are being made without independent investigation and without liability as a principal. The parties hereto understand and agree that, notwithstanding any other term of any Collateral Document, in making any determinations, taking actions, granting consents, refraining from taking actions, and withholding consents contemplated in the Collateral Documents, each of the Collateral Agent and the Intercreditor Agent is authorized, and should be expected, to consult with legal and other advisors and with the Representative Agents, acting on behalf of the Lender Parties.

     Section 7.07 Liability. None of the Depository Bank, the Collateral
Agent, or the Intercreditor Agent, nor any of their respective directors, officers, agents, or employees, shall be liable for any error of judgment or for any act done or omitted to be done by it, or for any mistake of fact or law, or for anything it may in the future do or refrain from doing, except to the extent that any such liability is determined by a court of competent jurisdiction in a final, non-appealable judgment to have resulted from such Person's (or its employees' or agents') gross negligence or willful misconduct.

     Section 7.08 Successor Collateral Agent, Depository Bank and Intercreditor Agent.

         (a) Subject to the appointment and acceptance of a successor Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) as provided in this paragraph, any of them may resign at any time by notifying the Representative Agents and the Company. Upon any such resignation, the Required Lender Parties shall have the right, in consultation with the Company, to appoint a successor to such resigning party. If no successor shall have been so appointed by the Required Lender Parties and shall have accepted such appointment within 30 days after the retiring Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) gives notice of its resignation, then the retiring Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) may, on behalf of the Lender Parties and in consultation with the Company, appoint a successor which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance by a successor of its appointment as Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) hereunder, such successor shall succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Collateral Agent, Depository Bank or Intercreditor Agent (as applicable), and such retiring party shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After resignation of the Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) hereunder, the provisions of this Article VII and Section
9.01 shall continue in effect for the benefit of such retiring party, its Subagents and their respective Related Parties in respect of any action taken or omitted to be taken by any of them while such retiring party was acting as Collateral Agent, Depository Bank or Intercreditor Agent (as applicable).

         (b) Concurrently with the acceptance by any successor Depository Bank of its appointment, the Collateral Agent shall cause the removed or resigning Depository Bank to deliver the funds on deposit in the Pledged Accounts and all other Collateral then held by such Depository Bank hereunder to the successor Depository Bank.

     Section 7.09 Suits, Etc. Brought By the Collateral Agent. In any suit, proceeding or action brought by the Collateral Agent in its individual capacity (and in its capacity as agent hereunder) under or with respect to the Collateral for any sum required to be paid to it under this Agreement or any other Collateral Document, or to enforce any provisions hereof or thereof, the Company will save, indemnify and keep the Collateral Agent in its individual capacity (and in its capacity as trustee or agent hereunder) harmless from and against all expense, loss or damage (including reasonable and documented attorney's fees and expenses) suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability of the obligor under such Collateral Document, arising out of a breach by any Credit Party of any of its obligations under any Collateral Document to which it is a party, and all such obligations of the Company shall be and remain enforceable against and only against the Company, and shall not be recoverable from any Secured Party or the Collateral Agent (in its individual capacity).

     Section 7.10 Compensation of the Collateral Agent, the Depository Bank and the Intercreditor Agent. Each of the Collateral Agent, the Depository Bank and the Intercreditor Agent shall be entitled to reasonable compensation as may be agreed in writing from time to time between the Company and such agent or the Depository Bank, as the case may be, for all services rendered under this Agreement and the other Collateral Documents, and such compensation, together with reimbursement of such agent or the Depository Bank, as the case may be, in its individual capacity (and its agency capacity) for its advances, disbursements and reasonable out-of-pocket expenses in connection with the performance of the trust and activities provided for herein (including the reasonable and documented fees and expenses of its agents and of counsel, accountants and other experts incurred in connection therewith), shall be paid in full by the Company not later than 30 days following the delivery of written demand to the Company from such agent or the Depository Bank, as the case may be, from time to time as services are rendered and expenses are incurred. All such payments made by the Company to the Collateral Agent, the Depository Bank or the Intercreditor Agent, shall be made free and clear of all present and future income, stamp or other taxes, levies and withholdings imposed, assessed, levied or collected by the government of the United States of America or any political subdivision or taxing authority thereof. Except as otherwise expressly provided herein, no Lender Party shall have any liability for any fees, expenses or disbursements of the Collateral Agent, the Depository Bank or the Intercreditor Agent. Upon its resignation or removal, each of the Collateral Agent, the Depository Bank and the Intercreditor Agent shall be entitled to the payment by the Company of its compensation and indemnification then due and payable for the services rendered under this Agreement and the other Collateral Documents to which it is a party, and to reimbursement of all reasonable out-of-pocket expenses up to the date of resignation or removal (including the reasonable fees and expenses of counsel, if any) incurred in connection with the performance of such services concurrently with such resignation or removal (in the case of fees and, to the extent invoiced, reasonable out-of-pocket expenses) and not later than 30 days following the delivery of written demand therefore to the Company (in the case of other amounts due and payable under this Section 7.10). If the Company fails to pay any amount due and payable to the Collateral Agent, Intercreditor Agent, or Depository Bank under this

Section 7.10 within the time period set forth herein for payment, without limiting any other right or remedy the Collateral Agent, Intercreditor Agent or Depository Bank may have under this Agreement, the Collateral Agent may pay such fees, costs and expenses from any funds on deposit in any of the Pledged Accounts, first from any amounts otherwise payable to the Company under Sections 4.05(a) or 5.08, or both; next, pro rata from the subaccounts of the Cash Collateral Account in which funds have been deposited to cash collateralize Covered Letter of Credit Obligations; and next, from any other funds in any Pledged Account, pro rata, based on the percentage of the funds in each such Pledged Account compared to the aggregate of all funds in such Pledged Accounts. The agreements in this Section 7.10 shall survive any resignation or removal of the Collateral Agent, the Depository Bank or the Intercreditor Agent, as the case may be, and the termination of the other provisions of this Agreement.

     Section 7.11 Taxes, Stamp and Other Similar Taxes.

         (a) The Company shall pay or reimburse the Collateral Agent, the Intercreditor Agent and the Depository Bank within 30 days after written request to the Company therefor, for any transfer taxes or other taxes relating to or incurred in connection with the Collateral and shall indemnify and hold harmless the Collateral Agent, the Intercreditor Agent and the Depository Bank from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from the Collateral shall be subject to withholding regulations then in force with respect to United States federal taxation. Upon the Collateral Agent's request, the Company and each Lender Party will promptly provide the Collateral Agent, the Intercreditor Agent and the Depository Bank with the appropriate Form W-9 for tax identification number certifications, or Form W-8BEN, for non-resident alien certifications. The Collateral Agent, the Intercreditor Agent and Depository Bank shall be responsible only for income reporting to the Internal Revenue Service with respect to income earned on the Collateral. This Section 7.11 shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent.

         (b) The Company agrees to indemnify and hold harmless each of the Collateral Agent, the Depository Bank and the Intercreditor Agent (each in its agency capacity), and each other Lender Party from, and shall reimburse each of the Collateral Agent, the Depository Bank and the Intercreditor Agent (in its agency capacity) and each other Lender Party for any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with the Collateral Documents, the Collateral created thereunder or the attachment or perfection of the security interest granted to the Collateral Agent in any Collateral. All amounts due under this Section 7.11(b) shall be payable not later than 30 days after delivery of written demand to the Company therefor. The obligations of the Company under this Section 7.11 shall survive the resignation or removal of the Collateral Agent or the Intercreditor Agent or the termination of the other provisions of this Agreement.

     Section 7.12 Limitation on Duties in Respect of Collateral. Except as provided in this Agreement or under Applicable Law as to the custody thereof, and the accounting to the Company and the Grantors and the Lender Parties for moneys received hereunder, neither the Depository Bank nor the Collateral Agent shall have any duty (implied or otherwise) to the Credit Parties or the Lender Parties with respect to any Collateral in its possession or control or in the possession or control of its agent or nominee, any income thereon, or the priority or preservation of rights against prior parties or any other rights pertaining thereto. To the extent, however, that the Collateral Agent or the Depository Bank or an agent or nominee of either of them maintains possession or control of any of the Collateral or the Collateral Documents at any office of the Collateral Agent or the Depository Bank, the Collateral Agent or the Depository Bank shall, or shall instruct such agent or nominee to, grant the Credit Parties and the Lender Parties reasonable access to inspect such Collateral (other than, except to the extent permitted pursuant to Article IV, the Account Collateral, the Pledged Accounts and all funds and Pledged Financial Assets (including Pledged Security Entitlements and Cash Equivalents) from time to time on deposit in, or credited to, any thereof) or Collateral Documents.

     Section 7.13 Required Lender Parties; Procedures Relating to the Occurrence of an Event of Default or a Remedies Trigger Event.

         (a) Each Representative Agent hereby agrees with its Related Creditors, the Collateral Agent and the Intercreditor Agent, to give prompt notice to the Collateral Agent through the Intercreditor Agent upon (i) the occurrence of a Financing Document Event of Default under any Financing Document to which it is a party or with respect to which it is acting as Representative Agent, and (ii) the subsequent occurrence of any event or circumstance related to the Financing Document Event of Default referenced in clause (i) (such as the waiver or cure of such Financing Document Event of Default, or the acceleration of obligations or exercise of remedies under the related Financing Documents with respect to such Financing Document Event of Default) (each such notice referenced in clause
(i) or (ii) being a "Notice Related to Financing Document Event of Default"). Each Notice Related to Financing Document Event of Default shall describe such Financing Document Event of Default or such subsequent event or circumstance in reasonable detail.

         (b) The Collateral Agent agrees with each Representative Agent, the Intercreditor Agent and the Secured Parties that upon (i) the Collateral Agent's receipt from the Intercreditor Agent of a Notice Related to Financing Document Event of Default, or (ii) the Collateral Agent's otherwise becoming aware of the occurrence and continuation of an Event of Default, the Collateral Agent shall determine (A) whether such Event of Default is of a type that does not constitute a Voting Notice Event and does not constitute an Automatic Remedies Trigger Event, (B) whether such Event of Default is of a type that constitutes a Voting Notice Event but does not constitute an Automatic Remedies Trigger Event, or (C) whether such Event of Default is of a type that constitutes an Automatic Remedies Trigger Event. Upon the Collateral Agent's determination as set forth in (A), (B) or (C) of the preceding sentence, the Collateral Agent shall give notice to each Representative Agent through the Intercreditor Agent as follows:

                  (x) If the Collateral Agent determines that the Event of Default does not constitute a Voting Notice Event and does not constitute an Automatic Remedies Trigger Event, the Collateral Agent shall give notice of such Event of Default (a "Notice of Event of Default") to each Representative Agent, which Notice of Event of Default shall describe such Event of Default in reasonable detail;

                  (y) If the Collateral Agent determines that the Event of Default constitutes a Voting Notice Event, but does not constitute an Automatic Remedies Trigger Event, the Collateral Agent shall give notice of such Voting Notice Event (a "Voting Notice and Request") to each Representative Agent, which Voting Notice and Request shall (1) describe the Voting Notice Event in reasonable detail, and (2) request that each Lender Party vote and notify its applicable Representative Agent as to whether such Lender Party does or does not authorize the Collateral Agent to take Enforcement Actions with respect to the Collateral; and

                  (z) If the Collateral Agent determines that the Event of Default constitutes an Automatic Remedies Trigger Event, the Collateral Agent shall give notice of such Automatic Remedies Trigger Event (a "Remedies Trigger Event Notice and Request") to each Representative Agent, which Remedies Trigger Event Notice and Request shall (1) describe the Automatic Remedies Trigger Event in reasonable detail, and
         (2) request that each Lender Party vote and notify the Collateral Agent as to whether such Lender Party does or does not authorize the Collateral Agent to take Enforcement Actions with respect to the Collateral.

         (c) Following receipt of any Voting Notice and Request or Remedies Trigger Event Notice and Request, as applicable, each Lender Party shall in accordance with Section 8.02 notify its Representative Agent as to whether it does or does not authorize the Collateral Agent to take Enforcement Actions with respect to the Collateral, and each Representative Agent shall in accordance with Section 8.02 provide to the Intercreditor Agent the information required to be so provided under Section 8.02 with respect to such vote. The Intercreditor Agent shall provide to the Collateral Agent notice of the results of the Lender Parties' vote in respect of such Voting Notice and Request or Remedies Trigger Event Notice, as applicable (such notice being a "Remedies Notice"), and if the Required Lender Parties have voted to authorize the Collateral Agent to take Enforcement Actions (the Intercreditor Agent's notice to the Collateral Agent of such authorization being a "Remedies Authorization Notice"), such Remedies Authorization Notice and such Required Lender Parties' authorization shall constitute general authorization to the Collateral Agent to take all available Enforcement Actions without further consent or authorization of any Lender Party. The Collateral Agent shall deliver to each Representative Agent as promptly as practicable a copy of each Remedies Notice and each Remedies Authorization Notice that it receives from the Intercreditor Agent.

         (d) Notwithstanding the Collateral Agent's receipt of a Remedies Authorization Notice, in any case in which the Collateral Agent needs or desires additional or more specific direction, consent or approval from the Required Lender Parties with respect to taking any Enforcement Action, the Collateral Agent may submit an additional or supplemental Voting Notice and Request or Remedies Trigger Event Notice and Request, as applicable, to each Representative Agent seeking such additional direction, consent or approval, in accordance with the provisions of Section 8.02 and Section 7.13(c).

         (e) The Collateral Agent agrees with each Representative Agent, the Intercreditor Agent and the Secured Parties that it will not take Enforcement Actions, unless the Required Lender Parties have voted to authorize the Collateral Agent to take Enforcement

Actions as above provided; provided, however, that upon the occurrence and during the continuation of any Event of Default, the Collateral Agent may take (or not take) the actions set forth in Section 6.01(a) without the consent of any Secured Party, any Lender Party or any other Person.

         (f) Notwithstanding any other provisions hereof to the contrary, the Collateral Agent shall not be obligated to follow any Remedies Authorization Notice or take any Enforcement Action or any action authorized by Article VI or any other provision hereof as to which the Collateral Agent has not received adequate security or indemnity, in its sole determination, or to the extent that the Collateral Agent has received a written opinion or advice of its counsel to the effect that actions authorized to be taken by it pursuant to such Remedies Authorization Notice are in conflict with any provisions of Applicable Law, this Agreement or any other Collateral Document or any order of any Governmental Authority, and the Collateral Agent shall not under any circumstances (except to the extent that any such liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from or to have been attributable to the gross negligence or willful misconduct of the Collateral Agent or its employees or agents), be liable to any Credit Related Party, Secured Party or any other Person for following or refraining from taking any Enforcement Actions authorized by the Required Lender Parties in a Remedies Authorization Notice or any action authorized by Article VI or any other provision hereof.

         (g) Nothing in this Article VII shall be construed to restrict the right of any Lender Party to elect to waive, rescind or revoke any Financing Document Event of Default, to waive any Event of Default or to authorize the waiver, rescission or revocation of any Notice of Financing Document Event of Default in respect of any Financing Document to which such Lender Party is a party or with respect to which such Lender Party has the authority to waive, or vote for a waiver, rescission or revocation of, such a Financing Document Event of Default or Event of Default, or to agree to any amendment of one or more of the Financing Documents in order to waive or cure such a Financing Document Event of Default or an Event of Default. A Financing Document Event of Default may be waived, rescinded or revoked in accordance with the provisions of the related Financing Documents, subject to the provisions of Section 9.02(b)(ii). A Voting Notice Event, unless and until it becomes a Remedies Trigger Event, may be waived, rescinded or revoked only in accordance with the applicable provisions of Section 9.02(a).

     Section 7.14 No Liability for Collateral Agent.

         (a) The Collateral Agent shall not incur any liability for failing to act while waiting for authorization from the Required Lender Parties hereunder.

         (b) Except as otherwise specifically provided in this Agreement, the Collateral Agent shall not take any action pursuant to instructions given to it by any Person, except with the prior direction, consent, approval or authorization of the Required Lender Parties.

     Section 7.15 Indemnification. Each of the Consenting Lender Parties severally agrees to indemnify the Collateral Agent, the Depository Bank and the Intercreditor Agent (to the extent not promptly reimbursed by the Company), ratably according to the respective outstanding


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

amounts of the Covered Obligations owed to such Consenting Lender Party from time to time, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) in any way relating to or arising out of this Agreement or any other Collateral Document to which it is a party or any action taken or omitted by the Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) under this Agreement or any other Collateral Document to which it is a party (collectively, the "Indemnified Costs"); provided that no such Consenting Lender Party shall be liable to the extent that such Indemnified Costs are determined by a court of competent jurisdiction in a final, nonappealable judgment to have resulted from the Collateral Agent's, Depository Bank's or Intercreditor Agent's (as applicable) gross negligence or willful misconduct. Without limiting the foregoing, each of the Consenting Lender Parties severally agrees to reimburse the Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including reasonable counsel fees and disbursements) incurred by the Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Collateral Document, to the extent that the Collateral Agent, the Depository Bank or the Intercreditor Agent (as applicable) is not reimbursed for such expenses by the Company in accordance with the terms of this Agreement. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.15 shall apply.

     Section 7.16 Right to Initiate Judicial Proceedings, Etc. A Remedies Authorization Notice shall, without limiting the general authorization provided to the Collateral Agent pursuant to Section 7.13(c) above to take all available Enforcement Actions, authorize the Collateral Agent: (a) to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in the Collateral Agent by this Agreement and the other Collateral Documents; and (b) to proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to realize upon all or, from time to time, any of the Collateral pledged hereunder for the benefit of the Secured Parties under the judgment or decree of a court of competent jurisdiction.

     Section 7.17 Merger; Consolidation. Any corporation into which the Collateral Agent, the Depository Bank or the Intercreditor Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent, the Depository Bank or the Intercreditor Agent shall be a party, or any corporation succeeding to the business of the Collateral Agent, the Depository Bank or Intercreditor Agent shall be the successor of the Collateral Agent, the Depository Bank or Intercreditor Agent, as the case may be, hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

     Section 7.18 Treatment of Lender Parties.

         (a) Each of the Collateral Agent and the Intercreditor Agent may treat the holders of Covered Obligations as the absolute owners thereof for all purposes under this Agreement and the other Collateral Documents unless such Agent shall receive notice to the contrary from any Secured Party or any applicable Representative Agent on behalf of one or more of its Related Creditors.

         (b) Any Person that shall be designated as the duly authorized representative of one or more of the Credit Parties or one or more of the Lender Parties (including any Representative Agent) to act as such in connection with any matters pertaining to this Agreement, any other Collateral Document or the Collateral shall present to the Collateral Agent or Intercreditor Agent the agreement reflecting such authorization and such other documents, including opinions of counsel, as the Collateral Agent or Intercreditor Agent may reasonably request, in order to demonstrate to the Collateral Agent the authority of such Person to act as the representative of such party.

     Section 7.19 Miscellaneous.

         (a) Each of the Intercreditor Agent and the Collateral Agent shall have the right at any time to seek instructions concerning the administration of its duties and obligations hereunder or any other Collateral Documents from the Required Lender Parties or any court of competent jurisdiction. In the event that the terms of this Agreement or any other applicable Collateral Document do not unambiguously mandate the action that the Intercreditor Agent or the Collateral Agent, as the case may be, is to take or not to take in connection therewith under the circumstances then existing, or in the event that the Intercreditor Agent or the Collateral Agent, as the case may be, is in doubt as to what action it is required to take or not to take, such agent shall be entitled to refrain from taking any action until directed otherwise in writing by a request from the Required Lender Parties or by order of a court of competent jurisdiction.

         (b) None of the provisions of this Agreement or the other Collateral Documents shall be construed to require either the Collateral Agent or the Intercreditor Agent to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder or thereunder. Neither the Collateral Agent nor the Intercreditor Agent shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement or the other Collateral Documents, at the request or direction of any Lender Party, (i) if any action it has been requested or directed to take would be contrary to Applicable Law, or (ii) unless such agent shall have been offered security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction (including interest thereon from the time incurred until reimbursed).



                                  ARTICLE VIII
                OTHER AGREEMENTS; INSTRUCTIONS OF LENDER PARTIES

     Section 8.01 Provision of Information; Meetings.

         (a) Each Lender Party will, from time to time (as it deems reasonably necessary or appropriate in its sole judgment), consult with the other Lender Parties with respect to the Secured Obligations, the Covered Obligations, the affairs of the Company and its Subsidiaries, and the Collateral.

         (b) The Intercreditor Agent agrees to give the Collateral Agent, the Depository Bank and each Representative Agent, and each Representative Agent agrees to give to each of its Related Creditors, written notice of any amendment, modification or waiver to the terms of this Agreement or any other Collateral Document requested from time to time by the Company, any other Credit Party or any other Person party to this Agreement. Such notice shall include a description of the proposed terms of such amendment, modification or waiver and shall be delivered promptly after receipt thereof by the Intercreditor Agent or Representative Agent, as the case may be. Any notice required to be delivered pursuant to this Section 8.01(b) shall be delivered at least two Business Days prior to the effectiveness of any such amendment, modification or waiver and simultaneously to each Person entitled to delivery thereof.

         (c) Any Representative Agent may, at any time following the occurrence and during the continuation of any Event of Default, request that a meeting or meetings of the Lender Parties be convened, at reasonable times and locations, and with reasonable frequency. Such a request for a meeting shall be made in a written notice given to the Intercreditor Agent. The Intercreditor Agent shall deliver a copy of such notice to each Representative Agent, and each Representative Agent shall deliver a copy of such notice to each of its Related Creditors. Each such notice shall state the date of such meeting (which shall be not less than five Business Days nor more than 20 Business Days after the date of such notice, unless otherwise agreed by all Lender Parties) and a general outline of the issues to be discussed at such meeting. Any such meeting may be held telephonically. Any Lender Party shall have the right to appoint any Person (including another Lender Party) to act as its representative at any such meeting of the Lender Parties. No Lender Party shall be obligated to attend any such meetings. Upon any such request having been given in accordance with this
Section 8.01(c), a meeting of the Lender Parties shall be convened on the date specified in the notice of the meeting described herein.

     Section 8.02 Representative Agents; Lender Party Action.

         (a) Any action taken or omitted to be taken by any Representative Agent in accordance with the terms of this Agreement and any other applicable Collateral Documents shall constitute action or inaction by its Related Creditors in all respects and for all purposes of this Agreement and the other Collateral Documents.

         (b) For all purposes of this Agreement and the other Collateral Documents, each Representative Agent agrees that it shall act as agent for each of its Related Creditors, in each case including for the following purposes: (i) to give or receive any notice, instruction, authorization, direction, certificate, request, demand or other communication permitted or required to be given or received hereunder or under any other applicable Collateral Document to or from the Intercreditor Agent, the Collateral Agent, the Depository Bank, any other Representative Agent or any other Lender Party, (ii) subject to Section 8.02(c), to vote the outstanding Covered Obligations owing to such Related Creditor on any matter, at any meeting of Lender Parties hereunder, and (iii) otherwise to take any action required or permitted to be taken by any Representative Agent or any of its Related Creditors hereunder or thereunder. To the extent that any of such parties shall be entitled to grant any consent or approval, cast any vote whatsoever, or give any notice, instruction, authorization, or direction with respect to any matter, any such consent or approval shall be granted, any such votes shall be cast, any such notice, instruction, authorization, or direction shall be given, and all of such actions shall be taken by its Representative Agent.

         (c) For purposes of determining whether Required Lender Parties have consented to, approved, voted in favor of, or given any notice, instruction, authorization, or direction with respect to any matter, each Representative Agent shall report to the Intercreditor Agent (i) the portion, in dollars, of the Voting Amount for such Representative Agent's related Financing Transaction that is held (or committed) by each of its Related Creditors that has consented to, approved, voted in favor of, or given notice, instruction, authorization, or direction with respect to such matter, and (ii) the portion, in dollars, of the Voting Amount for such Representative Agent's related Financing Transaction that is held (or committed) by each such Related Creditor which has withheld its consent, disapproved, voted against, or declined to give notice or direction with respect to such matter (or is deemed to have done so pursuant to the terms hereof). If the aggregate dollars so reported by all Representative Agents attributed to Lender Parties approving, consenting to, voting in favor of, or giving notice, instruction, authorization, or direction with respect to a matter exceed the aggregate dollars so reported by all Representative Agents attributed to Lender Parties withholding consent, disapproving, voting against, or declining to give notice, instruction, authorization, or direction with respect to such matter, then the "Required Lender Parties" shall be deemed to have consented to, approved, or voted in favor of, or given notice, instruction, authorization, or direction with respect to such matter. If the Required Lender Parties approve, consent to, vote in favor of, or give notice, instruction, authorization, or direction with respect to a matter, then the Collateral Agent is hereby authorized to take all actions and to execute all documents on behalf of the Lender Parties that may be necessary or appropriate to give effect to such approval, consent, vote, notice, instruction, authorization, or direction.

         (d) Notwithstanding any provision of any Financing Document to the contrary, if any Lender Party does not notify its Representative Agent of its decision regarding such Lender Party's consent, approval, vote, notice, instruction, authorization or direction with respect to a matter within the time period set forth in the applicable request therefor, then such Lender Party shall be deemed to have withheld its consent, to have disapproved, to have voted against, or to have declined to give notice, instruction, authorization or direction (as applicable) with respect to such matter. If any Representative Agent does not notify the Intercreditor Agent with respect to the determination of any matter by its Related Creditors within the time period set forth in the applicable request therefor, all such Related Creditors shall be deemed hereunder to have withheld their consent, to have disapproved, to have voted against, or to have declined to give notice, instruction, authorization or direction (as applicable) with respect to such matter.

         (e) Each Representative Agent hereby agrees that is shall promptly deliver to each of its Related Creditors a copy of each Notice of Event of Default, Voting Notice and Request, and Remedies Trigger Event Notice and Request received by it from the Collateral Agent as well as copies of each other notice, certificate, request, demand or other written communication received by it pursuant to any Collateral Document from the Collateral Agent, the Depository Bank, the Intercreditor Agent or any Credit Party.

         (f) Each Representative Agent represents and warrants to each Credit Party, and to the Collateral Agent and the Intercreditor Agent, for the ratable benefit of the Secured Parties, that such Representative Agent has been irrevocably appointed as the Representative Agent by its respective Related Creditors pursuant to a Representative Agency Agreement or in accordance with the applicable Financing Documents in all respects and for all purposes under this Agreement and the other Collateral Documents, and that this Agreement, the Representative Agent Joinder Agreement (if applicable) and the Representative Agency Agreement (if applicable) to which it is a party constitute the legal, valid and binding obligations of such Representative Agent and its Related Creditors, enforceable against such Representative Agent and its Related Creditors in accordance with its or their respective terms.

                                   ARTICLE IX
                                  MISCELLANEOUS

     Section 9.01 Indemnity and Expenses.

         (a) Each Credit Party agrees to indemnify (without duplication), defend and save and hold harmless each of the Collateral Agent, the Intercreditor Agent, the Depository Bank and the Lender Parties and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay, any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with (i) this Agreement or the other Collateral Documents, or (ii) as a result of the execution or delivery of this Agreement or the other Collateral Documents or the performance by the Credit Parties hereto and thereto of their respective obligations hereunder and thereunder, except in each case of clause (i) and
(ii), as to any particular Indemnified Party, to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from, or to be attributable to, the gross negligence or willful misconduct of such Indemnified Party or its employees or agents. The indemnification provisions of this Section 9.01(a) are not intended to constitute a guaranty of payment of any principal, interest, facility or commitment fees, rental or other lease payments, or analogous amounts, under any Covered Obligations; provided that nothing in this section 9.01(a) shall limit the liability of any Credit Party for the payment of any Covered Obligation, to the extent such liability arises under any other Financing Document or Collateral Document, including any liability arising under this Agreement.

         (b) Each Credit Party will pay to the Collateral Agent or the Intercreditor Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent or the Intercreditor Agent may incur in connection with (i) the administration of this Agreement and the other Collateral Documents, (ii) in the case of the Collateral Agent, the custody, preservation, or the sale of, collection from or other realization upon, any of the Collateral of such Credit Party, (iii) the exercise or enforcement of any of the rights of the Collateral Agent, the Intercreditor

Agent or any other Secured Party hereunder, or (iv) the failure by such Credit Party to perform or observe any of the provisions hereof required to be performed or observed by it.

         (c) The indemnities provided by the Credit Parties pursuant to this Agreement shall survive the expiration, cancellation, termination or modification of this Agreement or the other Collateral Documents, the resignation or removal of the Collateral Agent, Depository Bank, Intercreditor Agent, or Lender Parties and the provision of any subsequent or additional indemnity by any Person.

         (d) All amounts due under this Section 9.01 shall be payable not later than 30 days after the delivery of written demand to the Company therefor.

     Section 9.02 Amendments; Waivers, Etc.

         (a) No amendment, modification or waiver of any provision of this Agreement or any other Collateral Document and no consent with respect to any departure by any Representative Agent, other Lender Party or Credit Party herefrom or therefrom, shall be effective unless the same shall be in writing and (x) signed by the Required Lender Parties or approved by the Required Lender Parties and signed on their behalf by the Collateral Agent, (y) signed by the Credit Parties, if any such amendment or modification (A) amends or modifies any provision of Article II, III, IV, or V of this Agreement or Section 7.11 or 9.01 of this Agreement, or (B) adversely affects the Credit Parties (provided that the Lender Parties may make amendments or modifications to the provisions of this Agreement that relate principally to their rights and duties among themselves that may adversely affect one or more of the Credit Parties without the execution thereof by the Credit Parties, unless such amendment or modification increases the obligations of a Credit Party), and (z) acknowledged in each case by the Collateral Agent and the Intercreditor Agent. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the requirements set forth in the preceding sentence, no such amendment, waiver or consent shall:

                  (i) amend, modify or waive any of the provisions of (x) Sections 2.01 through 2.08 or (y) the definition of "Attributable Principal Amount," in either case of (x) or (y) if any such amendment, modification or waiver would result in any change in the determination of a Mandatory Asset Prepayment Amount or any change in the ratable sharing or allocation of, or the priority of, any repayment of any Covered Obligation or cash collateralization of any Covered Letter of Credit Obligation as required thereby without the written consent of each Lender Party that is the holder of any outstanding Covered Obligations, including any Covered Letter of Credit Obligation, at the time of any such amendment, modification or waiver; provided that, for the avoidance of doubt, the 90 day period for consummating a Qualified Investment pursuant to a binding contract referred to in Sections 2.01(e) and 2.02(e) may be extended with the consent of the Required Lender Parties;

                  (ii) unless such release is consummated in accordance with the applicable provisions of Section 5.07, (x) release all or substantially all of the Collateral (as determined at the time of such release) from the Liens created hereby in any transaction or series of related transactions, (y) permit the creation, incurrence, assumption or existence of any Lien on the Equity Interests in any Pipeline Company Borrower constituting Collateral or any other substantial portion of the Collateral in any transaction or series of related transactions to secure any Indebtedness or other obligations, other than the Secured Obligations or (z) release any Subsidiary Guarantor from its guarantee obligations under the Subsidiary Guarantee Agreement, in each case without the written consent of each Secured Party; or

                  (iii) change any provision of this Section 9.02, the definition of "Required Lender Parties" in Section 8.02(c), or any other provision hereof specifying the percentage of the Lender Parties required to amend, waive or otherwise modify any rights hereunder or under any other Collateral Document or make any determination or grant any consent hereunder or under any other Collateral Document, without the written consent of each Lender Party affected thereby;

and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Collateral Agent, the Depository Bank or the Intercreditor Agent, in addition to the Lender Parties required above, affect the rights or duties of such Person under this Agreement or any other Collateral Document to which such Person is a party.

              (b) (i) Except as otherwise specifically provided in this Agreement or any other Collateral Document, the Lender Parties may amend, modify, terminate, change or waive, or consent or agree to any amendment, modification, termination, change or waiver of, any provision of any other Financing Document to which they are parties in accordance with the terms thereof.

                  (ii) Notwithstanding anything to the contrary in this Agreement or any other Collateral Document, in no event shall any Lender Party have any right to enter into, or consent to, any amendment, waiver, supplement or other modification of any of the provisions of any Financing Document that would (A) increase (x) the sum of (1) the Additional Covered Letter of Credit Exposure for each Additional Covered Letter of Credit then issued and outstanding plus
         (2) the aggregate amount, if any, of funds then held in the Cash Collateral Subaccount (Additional LCs) above $250,000,000 or (y) the 3-Year Facility Commitments, the Revolving Commitments, or the Attributable Principal Amount of any Underlying Transaction above the respective amount thereof on the date of (and before giving effect to) such amendment, waiver, supplement, or other modification, without (I) the written consent of each Lender Party, in the case of any increase in the 3-Year Facility Commitments, and (II) the written consent of the Required Lender Parties, in the case of any other such increase of principal or analogous amount; or (B) increase any periodic fees or other periodically payable amounts (other than principal, interest, or analogous amounts as described in clause (A)) payable to it under the Financing Documents above the comparable amount or rate of interest, fees, or other charges required by prevailing market conditions at such time for similar transactions; provided, that any Lender Party may enter into, or consent to, any amendment, waiver, supplement or other modification of any of the provisions of any Financing Document that would require the payment of one-time fees or charges so long as (i) such fees or charges are paid in cash as incurred by any applicable Credit Related Party and (ii) such payment does not result in a Voting Notice Event under clause (f) of the definition of the term "Voting Notice Event"; or (C) extend or postpone any date fixed for any payment of principal, interest, fees or other amounts payable under the Financing Documents, in the case of this clause (C), in any transaction or series of related transactions, without notifying each of the Representative Agents for the other Lender Parties at least three Business Days prior to any such increase in fees or extension of any such date fixed for payment.

         Section 9.03 Security Interest Absolute and Waivers.

         (a) The obligations of each Credit Party under or in respect of this Agreement or any other Collateral Document to which such Credit Party is a party are independent of the Secured Obligations or any other obligations of any other Credit Party under or in respect of the Financing Documents, and a separate action or actions may be brought and prosecuted by the Collateral Agent against each Credit Party to enforce this Agreement or any other Collateral Document to which such Credit Party is a party, irrespective of whether any action is brought against the Company or any other Credit Party or whether the Company or any other Credit Party is joined in any such action or actions. All rights of the Collateral Agent and the other Secured Parties and the Liens granted by the Granting Parties hereunder, and all obligations of each Credit Party hereunder, shall be unaffected by, and each Credit Party hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses to its obligations under the Collateral Documents that it may now have or may hereafter acquire, which defenses in any way relate to, any or all of the following:

                  (i) any lack of validity or enforceability of any Financing Document or Collateral Document or any other agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or Covered Obligations or any other obligations of any Credit Party under or in respect of the Financing Documents or Collateral Documents or any other amendment or waiver of or any consent to any departure from any Financing Document or Collateral Document, including any increase in the Secured Obligations or Covered Obligations resulting from the extension of additional credit to any Credit Party or any of its Subsidiaries or otherwise;

                  (iii) any Condemnation, exchange, release or non-perfection of any Collateral or any other collateral, or any release, amendment or waiver of, or consent to, or departure from any Guaranty of all or any of the Secured Obligations;

                  (iv) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations or Covered Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or Covered Obligations or any other obligations of any Credit Party under or in respect of the Financing Documents or Collateral Documents or any other assets of any Credit Party or any of its Subsidiaries;

                  (v) any change, restructuring or termination of the corporate structure or existence of any Credit Party or any of its Subsidiaries;

                  (vi) any failure of any Secured Party to disclose to any Credit Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Credit Party now or hereafter known to such Secured Party (each Credit Party waiving any duty on the part of the Secured Parties to disclose such information);

                  (vii) the failure of any other Person to execute or deliver this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Credit Party or other grantor or surety with respect to the Secured Obligations or Covered Obligations; or

                  (viii) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Credit Party or any other Credit Party or third party grantor of a secured interest, but specifically excluding any defense or discharge arising as a result of performance or indefeasible payment.

         (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Credit Party or otherwise, all as though such payment had not been made.

         (c) Each Credit Party hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, notice of intent to accelerate, acceleration, protest or dishonor and any other notice with respect to any of the Secured Obligations and this Agreement or any other Collateral Document to which such Credit Party is a party and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Credit Party or any other Person or any Collateral.

         (d) Each Credit Party hereby unconditionally and irrevocably waives any right to revoke this Agreement or any other Collateral Document to which such Credit Party is a party and acknowledges that this Agreement or any other Collateral Document to which such Credit Party is a party is continuing in nature and applies to all Secured Obligations, whether existing now or in the future.

         (e) Each Credit Party hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Collateral Agent that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Credit Party or other rights of such Credit Party to proceed against any other Credit Party, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the obligations of such Credit Party hereunder.

         (f) Each Credit Party and each of the Lender Parties confirms that it is the intention of all such Persons that this Agreement, the other Collateral Documents and the obligations of each Credit Party hereunder or thereunder do not constitute a fraudulent transfer or fraudulent conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement, any other Collateral Document and the obligations of each Credit Party hereunder or thereunder or in connection with any Insolvency Proceeding in respect of any Credit Party. To effectuate the foregoing intention, the Collateral Agent, the other Lender Parties and the Granting Parties hereby irrevocably agree that the obligations of each Granting Party under this Agreement and the other Collateral Documents at any time shall not exceed the maximum amount as will result in the obligations of such Granting Party under this Agreement and the other Collateral Documents not constituting a fraudulent transfer or fraudulent conveyance (after giving effect to Section 2.02 of the Subsidiary Guarantee Agreement).

         (g) Each Credit Party acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Collateral Documents and that the waivers set forth in this Section 9.03 are knowingly made in contemplation of such benefits.

     Section 9.04 Notices; Etc.

         (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (i) if to the Company, to it at El Paso Building, 1001 Louisiana Street, Houston, Texas 77002, Attention of Treasurer (Telecopy No.
(713) 420-2708);

                  (ii) if to any Pipeline Borrower or Grantor, to it c/o the Company at the address specified in clause (i) above;

                  (iii) if to the Credit Agreement Administrative Agent, to JPMorgan Chase Bank, Technology, Shared Tech & Operation Commercial Loans, L&A Project Texas, 1111 Fannin, Floor 10, Houston, Texas 77002, Attention of Ina S. Tjahjono (Telecopy No. (713) 427-6307);

                  (iv) if to JPMorgan in its capacity as Depository Bank, Collateral Agent, or Intercreditor Agent, to it at JPMorgan Chase Bank, Institutional Trust Services, 4 New York Plaza, 15th Floor, New York, New York 10004, Attention of International/Project Finance (Telecopy No. (212) 623-6216); and

                  (v) if to a Representative Agent, to the address set forth for such Representative Agent on the applicable portion of Schedule II, or on a supplement to Schedule II delivered in accordance with Section 1.04.

         (b) Notices and other communications among the Lender Parties, the Collateral Agent, the Intercreditor Agent and/or the Depository Bank hereunder may be delivered or furnished by electronic means; provided that, at the Collateral Agent's request, any consent, approval, vote, notice, or direction given by the Required Lender Parties shall be in writing, or shall be followed by written confirmation from the Required Lender Parties within one Business Day after such electronic delivery.

         (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given and effective, if sent by mail, courier or electronic communication, on the date of delivery thereof to the address specified herein for such notice, or if by telecopier, when the answerback is received or if by other means, on the date of receipt; provided that a notice given by telecopier or electronic communication in accordance with this Section 9.04 but received on any day other than a Business Day or after business hours in the place of receipt, will be deemed to be received on the next Business Day in that place.

     Section 9.05 Continuing Security Interest; Assignments. This Agreement and each other Collateral Document shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until terminated in accordance with Section 9.06, (b) be binding upon each Credit Party, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent and the Intercreditor Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), each Secured Party may assign, sell or otherwise transfer all or any portion of its rights and obligations in respect of any Secured Obligations or Covered Obligations held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case subject to the Financing Documents or Collateral Documents relating to such Secured Obligations. Each of the Collateral Agent and the Intercreditor Agent shall promptly forward to each Representative Agent copies of any notice, certificate, report, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document that it receives from any other Secured Party hereto or to any other Financing Document or Collateral Document to which it is a party.

     Section 9.06 Termination. Upon (a) the release of the Liens created under the Collateral Documents on all the Collateral pursuant to Section 5.07(b) or upon (b) the payment in full, in immediately available funds, of all Secured Obligations (or in the case of Covered Letter of Credit Obligations, the termination or expiration thereof), and the distribution in accordance with this Agreement of all amounts out of the Pledged Accounts if, as a result, no funds remain in any Pledged Account in respect of Covered Obligations, and the termination or expiration of each Secured Party's commitment to extend or maintain credit under any Financing Document (to which it is a party) that evidences a Covered Obligation, then, (x) in the case of clause (a) or (b), the Liens and security interest granted hereby shall automatically terminate without further action by the Collateral Agent or any Secured Party and all rights to the Collateral shall revert to the applicable Granting Party, and (y) in the case of clause (b), all other obligations of any Credit Party under this Agreement and any other Collateral Document shall automatically terminate without further action by the Collateral Agent or any other Secured Party (except for indemnification and other payment obligations expressly stated in this Agreement or any other Collateral Documents to survive such termination). Upon any such termination, the Collateral Agent will, at the applicable Granting Party's expense, (i) execute and deliver to such Granting

Party such release or releases (including Uniform Commercial Code partial release or termination statements) as such Granting Party shall reasonably request to evidence such termination, and (ii) the Collateral Agent shall deliver to the applicable Granting Parties or their designees designated in writing to the Collateral Agent all remaining Collateral, including any Assets in the Pledged Accounts and any certificates or instruments representing or evidencing Security Collateral.

     Section 9.07 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

     Section 9.08 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, then to the extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 9.09 Integration. This Agreement and the Collateral Documents represent the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party relative to subject matter hereof not expressly set forth or referred to herein or in the other Collateral Documents.

     Section 9.10 No Partnership. Nothing contained in this Agreement and no action by any Lender Party is intended to constitute or shall be deemed to constitute the Secured Parties (or any of them) a partnership, association, joint venture or other entity.

     Section 9.11 No Reliance. No Secured Party has relied on any representation or warranty of any other Secured Party with respect to this Agreement and the transactions contemplated hereunder unless such representation or warranty has been set forth expressly in this Agreement.

     Section 9.12 Acknowledgment of Rights of Mustang Investors and Others.
With respect to the Grantors holding Equity Interests in any of Noric I, Noric III or Noric IV, (a) all Covered Obligations owed by such Persons, and (b) the Collateral Agent's exercise of remedies hereunder or under any other Collateral Document against such Persons or against any of such Persons' respective Assets, shall be subject to the limitations on the exercise of remedies and other matters, and to the rights of Mustang Investors, L.L.C. and the other "Sponsor Subsidiary Creditors" under the Mustang Intercreditor Agreement, until the earlier to occur of the Release Date (as defined in the Mustang Intercreditor Agreement) and the termination of the Mustang Intercreditor Agreement as provided in Section 6 thereof; provided, however, that the Mustang Intercreditor Agreement shall cease to be binding upon the Collateral Agent if, and at the time that, all of the "Sponsor Subsidiary Creditors" under the Amended and Restated Sponsor Subsidiary Credit Agreement are Affiliates of the Company.

     Section 9.13 No Impairment. Nothing in this Agreement is intended or shall be construed to impair, diminish or otherwise adversely affect any other rights the Lender Parties may have or may obtain against the Company, any other Credit Party or any other Person.

     Section 9.14 Equitable Remedies. Each party to this Agreement acknowledges that the breach by it of any of the provisions of this Agreement is likely to cause irreparable damage to the other party. Therefore, the relief to which any party shall be entitled in the event of any such breach or threatened breach shall include, but not be limited to, a mandatory injunction for specific performance, injunctive or other judicial relief to prevent a violation of any of the provisions of this Agreement, damages and any other relief to which it may be entitled at law or in equity.

     Section 9.15 Remedies.

         (a) Other than as stated expressly herein, no remedy herein conferred upon the Collateral Agent or any other Secured Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or the other Collateral Documents, or now or hereafter existing at law or in equity or by statute or otherwise.

         (b) As between the Credit Parties and each Secured Party, it is agreed that the amounts payable by the Company at any time in respect of the Secured Obligations shall be a separate and independent debt and each Lender Party shall be entitled, subject to Section 6.03, to protect and enforce its rights arising out of the Financing Documents to which it is a party and its right, pursuant to the terms of any Financing Document to which it is a party, to cancel or suspend its commitments thereunder and to accelerate the maturity of any of the Covered Obligations, in each case in accordance with the applicable Financing Documents, and, except as aforesaid, it shall not be necessary for any other Lender Party to consent to, or be joined as an additional party in, any proceedings for such purposes.

         (c) In case the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any other Collateral Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Credit Parties and the Lender Parties shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights under this Agreement or any other Collateral Document and thereafter all rights, remedies and powers of the Lender Parties shall continue as though no such proceeding had been taken.

     Section 9.16 Limitations.

         (a) The obligations, liabilities or responsibilities of any party hereunder shall be limited to those obligations, liabilities or responsibilities expressly set forth and attributed to such party pursuant to this Agreement or otherwise applicable under Applicable Law.

         (b) In no event shall any Indemnified Party be liable for, and each of the Credit Parties hereby agrees not to assert any claim against any Indemnified Party, on any theory of liability, for consequential, incidental, indirect, punitive or special damages arising out of or otherwise relating to this Agreement, the other Collateral Documents, any of the transactions contemplated herein or therein, or the actual or proposed use of the proceeds of the Credit

Agreement, the 3-Year Facility, any Additional Covered Letter of Credit, or any Future Covered Hedging Agreement.

     Section 9.17 Survival. Notwithstanding anything in this Agreement to the contrary, Sections 7.10, 7.11, 7.15, 9.01, 9.17, 9.18, 9.19, 9.20, and 9.21
shall survive any termination of this Agreement. In addition, each representation and warranty made or deemed to be made hereunder shall survive the Closing Date.

     Section 9.18 New, Replacement, or Refinanced Financing Transactions. If any new Additional Covered Letter of Credit or Future Covered Hedging Agreement is entered into by the Company, or if any of the existing Financing Transactions is replaced or refinanced, then (a) the requisite issuers, Counterparty Groups, lenders or other beneficiaries entitled, pursuant to such Additional Letters of Credit, Future Covered Hedging Agreement, or replaced or refinanced Financing Transaction, to control such matters shall appoint a Person as their Representative Agent to act on their behalf under this Agreement and such Persons shall execute a Representative Agency Agreement substantially in the form of Exhibit E hereto evidencing such appointment, and (b) such Representative Agent shall execute a Representative Agent Joinder Agreement substantially in the form of Exhibit F hereto pursuant to which such Representative Agent shall agree to act on behalf of its Related Creditors in accordance with this Agreement and the other Collateral Documents and shall agree to be bound hereby and thereby.

     Section 9.19 Jurisdiction, Etc.

         (a) Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York, sitting in New York County, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding by the Collateral Agent or any Secured Party arising out of or relating to this Agreement or any of the other Collateral Documents to which it is a party or under which it is a beneficiary, or for recognition or enforcement of any judgment obtained in any such action or proceeding, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender Party may otherwise have to bring any action or proceeding relating to this Agreement, the Collateral Documents or any of the other Financing Documents in the courts of any jurisdiction.

         (b) Each of the parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Collateral Documents to which it is a party in any court referred to in paragraph (a) of this section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in any action or proceeding referred to in this Section 9.19 by the mailing thereof by certified mail, return receipt requested, addressed as provided in Section 9.04(a), with a copy thereof to the "General Counsel" of such Person at such same address. Each Granting Party also hereby irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its agent to receive on behalf of such Granting Party and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding in any aforementioned court in respect of any action or proceeding arising out of or relating to this Agreement, the Collateral Documents or any other Financing Documents. Such service may be made by delivering a copy of such process to the relevant Granting Party by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at the relevant Granting Party's address specified pursuant to Section 9.04(a), and each Granting Party hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     Section 9.20 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 9.21 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 9.22 Confidentiality. Each Lender Party agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process applicable to it, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Collateral Document or any suit, action or proceeding relating to this Agreement or any other Collateral Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement to comply with the provisions of this Section 9.22 or a separate agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement including, in the case of any securitization or collateralization of, or other similar transaction relating to, its commitments or Secured

Obligations by any Lender Party, disclosure to any necessary Person in connection with such securitization, collateralization or other transaction (including any funding vehicle organized to undertake or effectuate such securitization, collateralization or other transaction, its lenders, sureties, reinsurers, swap counterparties, guarantors or credit liquidity enhancers, their respective directors, officers, and advisors, and any rating agency) or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Credit Party and its obligations, (g) with the prior written consent of the Company and (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or
(ii) becomes available to such Lender Party on a nonconfidential basis from a source other than a Credit Party or any of its Subsidiaries or any other Lender Party. For purposes of this Section, "Information" means all information received from a Credit Party or any of its Subsidiaries relating to any Credit Party or any of its Subsidiaries or its businesses, other than any such information that is available to any Lender Party on a nonconfidential basis prior to disclosure by such Credit Party; provided that, in the case of information received from a Credit Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information; provided, further, that, notwithstanding anything in this Agreement to the contrary, each Credit Party and each Lender Party (and each respective employee, representative, or other agent of such Persons) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analysis) that are provided to it relating to such tax treatment and tax structure; and nothing in the foregoing authorization shall apply to any disclosure that would constitute a violation of applicable federal and state securities laws.

     Section 9.23 Secured Parties Bound Hereby. Each Credit Party, the Collateral Agent, the Intercreditor Agent, the Depository Bank and each Representative Agent hereby acknowledges and agrees that by accepting the rights and benefits of this Agreement and the other Collateral Documents, and in consideration thereof, each Secured Party is bound by the provisions of this Agreement and each other Collateral Document as if it were directly a party hereto and thereto.

                  IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



THE COMPANY:                          EL PASO CORPORATION

                                      By:      _________________________________
                                               Name:
                                               Title:



PIPELINE COMPANY BORROWERS:           EL PASO NATURAL GAS COMPANY


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      TENNESSEE GAS PIPELINE COMPANY


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      ANR PIPELINE COMPANY


                                      By:      _________________________________
                                               Name:
                                               Title:


                                 Signature Page
                      Security and Intercreditor Agreement

GRANTORS:                             AMERICAN NATURAL RESOURCES COMPANY


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      EL PASO ANR INVESTMENTS, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      EL PASO ANRS INVESTMENTS, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      EL PASO CNG COMPANY, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      EL PASO EPN INVESTMENTS, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                 Signature Page
                      Security and Intercreditor Agreement

                                      EL PASO EPNG INVESTMENTS, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      EL PASO NORIC INVESTMENTS I, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      EL PASO NORIC INVESTMENTS III, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      EL PASO NORIC INVESTMENTS IV, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      EL PASO TENNESSEE PIPELINE CO.


                                      By:      _________________________________
                                               Name:
                                               Title:

                                 Signature Page
                      Security and Intercreditor Agreement

                                      EL PASO TGPC INVESTMENTS, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      EL PASO WIC INVESTMENTS, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      SABINE RIVER INVESTORS I, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      SABINE RIVER INVESTORS II, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      SABINE RIVER INVESTORS III, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:


                                 Signature Page
                      Security and Intercreditor Agreement

                                      SABINE RIVER INVESTORS IV, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                      SABINE RIVER INVESTORS V, L.L.C.


                                      By:      _________________________________
                                               Name:
                                               Title:



                                 Signature Page
                      Security and Intercreditor Agreement

DEPOSITORY BANK:                 JPMORGAN CHASE BANK, as Depository Bank


                                 By:      __________________________________
                                          Name:
                                          Title:



COLLATERAL AGENT:                JPMORGAN CHASE BANK, as Collateral Agent


                                 By:      __________________________________
                                          Name:
                                          Title:



INTERCREDITOR AGENT:             JPMORGAN CHASE BANK, as Intercreditor Agent


                                 By:      __________________________________
                                          Name:
                                          Title:



CREDIT AGREEMENT                 JPMORGAN CHASE BANK, as Credit
ADMINISTRATIVE AGENT,            Agreement Administrative Agent, 3-Year Facility
3-YEAR FACILITY AGENT,           Agent, Representative Agent for Lakeside, and
REPRESENTATIVE AGENT FOR         Representative Agent for certain Additional
LAKESIDE, AND REPRESENTATIVE     Covered Letters of Credit
AGENT FOR CERTAIN ADDITIONAL
COVERED LETTER(S) OF CREDIT:
                                 By:      __________________________________
                                          Name:
                                          Title:



                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT FOR              CITIBANK INTERNATIONAL PLC, as
CANNON INVESTORS TRUST:               Representative Agent


                                     By:      __________________________________
                                              Name:
                                              Title:




REPRESENTATIVE AGENT FOR              CITICORP NORTH AMERICA, INC., as
COSCOL / ARUBA:                       Representative Agent


                                     By:      __________________________________
                                              Name:
                                              Title:




REPRESENTATIVE AGENT                  CITIBANK, N.A.
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:




                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT FOR              BANKBOSTON N.A. (A/K/A FLEET NATIONAL
AGUA DEL CAJON:                       BANK), as Representative Agent


                                     By:      __________________________________
                                              Name:
                                              Title:






                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT FOR              ROYAL BANK OF CANADA, as Representative
COASTAL PETROCHEMICAL:                Agent


                                     By:      __________________________________
                                              Name:
                                              Title:




REPRESENTATIVE AGENT                  ROYAL BANK OF CANADA
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:



                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT FOR              DEUTSCHE BANK TRUST COMPANY
HARBORTOWN:                           AMERICAS, as Representative Agent



                                     By:      __________________________________
                                              Name:
                                              Title:




REPRESENTATIVE AGENT                  DEUTSCHE BANK TRUST COMPANY
FOR CERTAIN ADDITIONAL                AMERICAS
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:




                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT FOR              MIZUHO CORPORATE BANK (USA), as
NOVA SCOTIA 1999:                     Representative Agent


                                     By:      __________________________________
                                              Name:
                                              Title:




REPRESENTATIVE AGENT FOR              MIZUHO CORPORATE BANK, LTD., as
NOVA SCOTIA 2000:                     Representative Agent


                                     By:      __________________________________
                                              Name:
                                              Title:





                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT                  ABN AMRO BANK N.V.
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:



                                     By:      __________________________________
                                              Name:
                                              Title:




                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT                  AUSTRALIA AND NEW ZEALAND
FOR CERTAIN ADDITIONAL                BANKING GROUP LIMITED
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:



                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT                  BANCA DI ROMA -- CHICAGO BRANCH
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:



                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT                  BANK OF AMERICA, N.A.
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:



                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT                   BAYERISCHE HYPO-UND VEREINSBANK
FOR CERTAIN ADDITIONAL                 AG, NEW YORK BRANCH
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:



                                     By:      __________________________________
                                              Name:
                                              Title:




                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT                  BNP PARIBAS
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:




REPRESENTATIVE AGENT                  BNP PARIBAS (SUISSE) S.A.
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:



                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT                  SOCIETE GENERALE
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:



                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT                  THE BANK OF NEW YORK
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:



                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT                  TORONTO DOMINION (TEXAS), INC.
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:



                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT                  WACHOVIA BANK NATIONAL
FOR CERTAIN ADDITIONAL                ASSOCIATION
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:




                                 Signature Page
                      Security and Intercreditor Agreement

REPRESENTATIVE AGENT                  THE BANK OF NOVA SCOTIA
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:
                                     By:      __________________________________
                                              Name:
                                              Title:




                                 Signature Page
                      Security and Intercreditor Agreement

                                  APPENDIX A-1

                                   DEFINITIONS

          In this Agreement and the Schedules and Exhibits hereto, the following terms shall have the following meanings:

          "Account" means any right to payment for goods sold or leased or for services rendered or for energy provided or to be provided which is not evidenced by an instrument, whether or not it has been earned by performance.

          "Account Collateral" has the meaning set forth in Section 5.01(d).

          "Additional Covered Letter of Credit" means any letter of credit (including any extensions and renewals thereof from time to time), any related reimbursement agreement, and all other guarantees, notices of drawing, certificates, or other documents executed in connection with the issuance of such letter of credit, in respect of which the Company is liable for, or has guaranteed, the reimbursement of drawings thereunder, but specifically excluding (x) all LCs, (y) all letters of credit issued under the LC Facility or the 3-Year Facility, and (z) all extensions and renewals of LCs and/or letters of credit issued under the 3-Year Facility, and all reimbursement agreements, all other guarantees, notices of drawing, certificates and other documents executed in connection with the issuance of any LC or any letter of credit under the 3-Year Facility; provided that, if the issuance of any such letter of credit would cause the sum of (A) the Additional Covered Letter of Credit Exposure plus (B) the aggregate amount, if any, then held in the Cash Collateral Subaccount (Additional LCs) to exceed $250,000,000, then such letter of credit shall not constitute an Additional Covered Letter of Credit.

          "Additional Covered Letter of Credit Exposure" means, under a particular issued and outstanding Additional Covered Letter of Credit and as of a particular date, the sum of (a) the aggregate amount of all unreimbursed drawings under such Additional Covered Letter of Credit as of such date, plus (b) the amount, if any, by which (i) the aggregate undrawn amount of such Additional Covered Letter of Credit exceeds (ii) the amount, if any, then held in the Cash Collateral Subaccount (Additional LCs) that is properly allocable to such Additional Covered Letter of Credit as of such date.

          "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Aggregate Exposure" has the meaning set forth in Section 2.04(b)(iii)(B).

          "Agreement" means this Security and Intercreditor Agreement.

          "Applicable Law" means, with respect to any Person, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, writs, determinations, awards and judgments issued by any Governmental Authority applicable to such Person.


          Definitions for El Paso Security and Intercreditor Agreement
                                APPENDIX A-1 - 1

          "Assets" means, with respect to any Person, all or any part of its business, property, rights, interests and assets, both tangible and intangible (including Equity Interests in any Person), wherever situated.

          "Attributable Principal Amount" of a particular Underlying Transaction means, as of a particular date, the principal, stated, face, base, or analogous amount of such Underlying Transaction, as identified as the "Attributable Principal Amount" on Schedule II-C hereto or the latest supplement to Schedule II-C hereto for such Underlying Transaction, delivered to the Intercreditor Agent by the Representative Agent for such Underlying Transaction from time to time in accordance with Section 1.04.

          "Authorized Signatory" means, with respect to any Representative Agent or Credit Party, the individual, or any of the individuals, authorized to execute and deliver any Collateral Document, and to give written instructions on behalf of such Representative Agent or Credit Party with regard to any matters pertaining to any Collateral Document to which such Representative Agent or Credit Party is a party (as identified on an incumbency certificate submitted to the Collateral Agent, as a part of
     Schedule II, or in a supplement to Schedule II, delivered from time to time prior to the receipt of any instructions from such Authorized Signatory).

          "Automatic Remedies Trigger Event" means the commencement or occurrence of an Insolvency Proceeding with respect to the Company.

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978, as amended from time to time (11 U.S.C. Section 101, et seq.).

          "Board of Directors" means, with respect to any Person, the Board of Directors or equivalent governing body of such Person as it may be constituted from time to time.

          "Borrowers" has the meaning set forth in the Preamble.

          "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Business Entity" means a partnership, limited partnership, limited liability partnership, corporation (including a business trust), limited liability company, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity.

          "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

          Definitions for El Paso Security and Intercreditor Agreement
                                APPENDIX A-1 - 2

          "Cash Collateral Account" has the meaning set forth in Section 4.01(a)(ii).

          "Cash Collateral Subaccount (Additional LCs)" has the meaning set forth in Section 4.02(a).

          "Cash Collateral Subaccount (Credit Agreement LCs)" has the meaning set forth in Section 4.02(a).

          "Cash Collateral Subaccount (3-Year Facility LCs)" has the meaning set forth in Section 4.02(a).

          "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poors' Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (c) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition thereof issued by (i) any Lender, or (ii) any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000 (any such Lender or bank, a "Qualifying Lender"); (d) eurodollar time deposits having a maturity of less than one year purchased directly from any Lender (whether such deposit is with such Lender or any other Lender under the Credit Agreement) or issued by any Qualifying Lender; and (e) repurchase agreements and reverse repurchase agreements with a term of not more than 14 days with any Qualifying Lender relating to marketable direct obligations issued or unconditionally guaranteed by the United States.

          "Casualty Event" means an event that causes any property of a Credit Party or a Restricted Subsidiary to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever.

          "CIG" means Colorado Interstate Gas Company, a Delaware corporation.

          "CIG Joinder Agreement" means an agreement substantially in the form of Exhibit C, pursuant to which, among other matters, CIG becomes a party to this Agreement.

          "CIG Parent" means, the direct Parent of CIG at the time CIG executes and delivers the CIG Joinder Agreement.

          "CIG Parent Joinder Agreement" means an agreement substantially in the form of Exhibit D, pursuant to which, among other matters, the CIG Parent becomes a party to this Agreement and the Subsidiary Guarantee Agreement.



          Definitions for El Paso Security and Intercreditor Agreement
                                APPENDIX A-1 - 3

          "Class B Interests" means the Equity Interests held by BSCS XXVII, Inc., a Delaware corporation, in Noric I, Noric III, and Noric IV, respectively, as of the Closing Date.

          "Clearing Agency" has the meaning set forth in Section 4.10.

          "Closing Date" means the date of this Agreement.

          "Coastal Petrochemical Underlying Transaction" means the Underlying Transaction relating to Coastal Petrochemical, L.P. described on Part 3 of
     Schedule II-C hereto.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral" means the Account Collateral, the Security Collateral, the Company Payment Collateral, the Grantor Payment Collateral and all other property or assets with respect to which a Collateral Document executed by a Grantor creates or grants, or states that it creates or grants, a Lien in favor of the Collateral Agent for the ratable benefit of the Secured Parties.

          "Collateral Account" has the meaning set forth in Section 4.01(a)(i).

          "Collateral Agent" has the meaning set forth in the Preamble.

          "Collateral Documents" means each of this Agreement, the Parent Guarantee Agreement, the Subsidiary Guarantee Agreement, and any other agreement that creates or grants, or states that it creates or grants, or relates to the creation or granting, of a Lien on the Collateral in favor of the Collateral Agent for the ratable benefit of the Secured Parties.

          "Collateral Permitted Liens" means Liens (a) for Taxes or other obligations or requirements owing to or imposed by Governmental Authorities existing or having priority, as applicable, by operation of law, in each case either (i) not yet overdue or (ii) being contested in good faith by appropriate proceedings by the Company or any of its Subsidiaries, as the case may be, provided that adequate reserves with respect to such contested Taxes or other obligations or requirements are maintained on the books of the Company or the applicable Subsidiary of the Company, as the case may be, to the extent required by and in conformity with GAAP, and no enforcement action shall have been taken toward foreclosure on the Collateral pursuant to such Liens; (b) for judgments or orders that do not constitute a Voting Notice Event under paragraph (h) of the definition of "Voting Notice Event" hereunder; or (c) created under the Collateral Documents.

          "Collateral Security Agreement" means the Collateral Security Agreement between the Company and the Credit Agreement Administrative Agent, on behalf of the Counterparty Groups, in form and substance reasonably satisfactory to the Collateral Agent and the Credit Agreement Administrative Agent.

          "Company" has the meaning set forth in the Preamble.


          Definitions for El Paso Security and Intercreditor Agreement
                                APPENDIX A-1 - 4

          "Company Excluded Assets" has the meaning set forth in Section
     5.01(c).

          "Company Payment Collateral" has the meaning set forth in Section 5.01(c).

          "Company Project Support Document" means, with respect to a particular Underlying Transaction, the agreement or document evidencing the Company's payment obligations with respect to such Underlying Transaction, as identified for such Underlying Transaction on Schedule II-C of this Agreement, or any supplement to Schedule II-C of this Agreement delivered to the Intercreditor Agent in accordance with Section 1.04(b).

          "Company Reimbursement Document" for a particular Additional Covered Letter of Credit, means the agreement or document evidencing the Company's reimbursement obligations (or guarantee obligations with respect to any other Person's reimbursement obligations) with respect to such Additional Covered Letter of Credit, as identified for such Additional Covered Letter of Credit on Schedule II-D of this Agreement, or any supplement to Schedule II-D of this Agreement delivered to the Intercreditor Agent in accordance with Section 1.04(b).

          "Company Secured Obligations" means obligations for which the Company is, from time to time, liable under the EPC Documents (including obligations of the Company under the Credit Agreement in respect of each Future Covered Hedging Agreement entered into by any Borrower).

          "Company Support Documents" means, collectively, the Company Project Support Documents and the Company Reimbursement Documents.

          "Condemnation" means the taking, by right of eminent domain, or a conveyance in lieu thereof, of property of a Credit Party or a Restricted Subsidiary.

          "Consenting Lender Parties" means those Lender Parties who by contract, operation of law or otherwise, are bound by the terms of this Agreement.

          "Control" means, at any time of determination, the possession, directly or indirectly, at such time of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

          "Counterparty Group" means any Lender, together with any Affiliate of such Lender, that enters into a Future Covered Hedging Agreement with the Company.

          "Covered Asset" means any Asset owned by a Restricted Subsidiary that is not a Project Financing Subsidiary, the Disposition of which is described in subclause (i) or (ii) of Section 6.04(b) of the Credit Agreement.

          "Covered Letter of Credit Obligation" means the contingent reimbursement obligation of the Company under (a) a letter of credit issued under the 3-Year Facility, (b)



          Definitions for El Paso Security and Intercreditor Agreement
                                APPENDIX A-1 - 5
     an LC, or (c) an Additional Covered Letter of Credit, but only in respect of the undrawn amount thereof.

          "Covered Letter of Credit Allocation" has the meaning set forth in
     Section 2.04(b)(ii)(C).

          "Covered Obligations" means all the obligations of any Person under the Financing Documents, but in each case, only to the extent that (a) the Company is directly obligated to pay such obligations under the Financing Documents or (b) the Company has provided Credit Support for such obligations under the EPC Documents.

          "Credit Agreement" means the $3,000,000,000 Revolving Credit Agreement, of even date herewith, among, inter alia, the Borrowers, the Lenders, and the Credit Agreement Administrative Agent.

          "Credit Agreement Administrative Agent" has the meaning set forth in the Preamble.

          "Credit Agreement Documents" means, the Credit Agreement, the promissory notes, if any, issued thereunder, and any other agreement entered into that is related to the transactions contemplated by the Credit Agreement, and, if requested by the Company, shall include any credit agreement and related notes, documents and agreements entered into in connection with a Refinancing of the Credit Agreement.

          "Credit Parties" has the meaning set forth in the Preamble.

          "Credit Related Parties" has the meaning set forth in the Preamble.

          "Credit Support" means any direct or indirect guaranty by the Company of payment, or obligation by the Company to purchase or acquire any indebtedness, or any other agreement by the Company that directly or indirectly assures a Person against loss.

          "Current Payment Amount" has the meaning set forth in Section 2.04(b)(ii).

          "Debt" has the meaning set forth in the Credit Agreement.

          "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Delaware UCC" means the Uniform Commercial Code as in effect in the State of Delaware.

          "Depository Bank" has the meaning set forth in the Preamble.

          "Disposition" means with respect to any Asset of any Person, any sale, transfer, or other disposition of ownership of such Asset by such Person, including any Casualty Event with respect to such Assets, any Condemnation thereof, or any foreclosure of Liens


          Definitions for El Paso Security and Intercreditor Agreement
                                APPENDIX A-1 - 6
     thereon by a Person other than the Collateral Agent (but shall not include the granting of a Lien permitted under the Credit Agreement or the granting or existence of any Lien or other encumbrance not prohibited under the Credit Agreement with respect thereto, or the issuance by such Person of indebtedness or equity). "Dispose" shall have a correlative meaning. For the avoidance of doubt, the issuance of equity or indebtedness by the Company or any of the Company's Subsidiaries that is not prohibited under the Credit Agreement shall not constitute a Disposition.

          "Dollars" or "$" refers to lawful money of the United States of America.

          "Effective Date" means the date on which the conditions specified in
     Section 3.01 of the Credit Agreement are satisfied (or waived in accordance with Section 10.02 thereof).

          "Enforcement Action" means the taking of any or all of the following actions:

               1. applying funds in the Pledged Accounts to the payment of the Covered Obligations;

               2. making any demand for, or receiving any, payment under the Subsidiary Guarantee Agreement or the Parent Guarantee Agreement;

               3. taking any Foreclosure Action;

               4. exercising any other power of sale or other rights or remedies under any of the Collateral Documents;

               5. proceeding to protect and enforce the rights of the Secured Parties under this Agreement or any other Collateral Document by sale of the Collateral pursuant to judicial proceedings or by a proceeding in equity or at law or otherwise, whether for the enforcement of the security interests created under or pursuant to this Agreement or any other Collateral Document or for the enforcement of any other legal, equitable or other remedy available under this Agreement, any other Collateral Document, or Applicable Law;

               6. exercising any of the rights and remedies of a secured party with respect to the Collateral upon default under the UCC or the Uniform Commercial Code, as in effect in any applicable jurisdiction in which the Collateral is located;

               7. charging, exercising any contractual or legal setoff rights, or otherwise applying any funds held with respect to the Account Collateral against all or any part of the Secured Obligations or Covered Obligations; and

               8. exercising any other right or remedy provided in this Agreement or otherwise available to the Collateral Agent, to the extent permitted by Applicable Law.



          Definitions for El Paso Security and Intercreditor Agreement
                                APPENDIX A-1 - 7

          "Enforcement Proceeds" means any cash, securities or any other consideration received from time to time by the Collateral Agent as a result of the taking of any Enforcement Action in accordance with the Collateral Documents and Applicable Law, including, without limitation (a) any balances then outstanding in the Pledged Accounts or received therein from time to time thereafter, including any Net Cash Proceeds then held in any Pledged Account, (b) the proceeds of any Disposition or other Enforcement Action taken pursuant to Article VI, and (c) proceeds of any Foreclosure Action or judicial or other non-judicial proceeding.

          "EPC Documents" means (a) this Agreement, (b) the Parent Guarantee Agreement, (c) the Credit Agreement, (d) the 3-Year Facility, (e) the Company Project Support Documents, and (f) the Company Reimbursement Documents.

          "EPN" means El Paso Energy Partners, L.P., a Delaware limited partnership.

          "EPN Units" means any of the Series A Common Units and Series C Units issued by EPN, that are owned by any Credit Party.

          "EPNGC" means El Paso Natural Gas Company, a Delaware corporation.

          "Equity Interests" means any capital stock, partnership, joint venture, member or limited liability or unlimited liability company interest, beneficial interest in a trust or similar entity or other equity interest in another Person of whatever nature.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued from time to time thereunder.

          "ERISA Affiliate" means any Person who is a member of the Company's controlled group within the meaning of Section 4001(a)(14)(A) of ERISA.

          "Eurodollar" loans means loans under which all or a portion of the interest payable thereunder bears interest at a rate determined with reference to interest rates based on the LIBO Rate.

          "Event of Default" means a Financing Document Event of Default, a Voting Notice Event, or an Automatic Remedies Trigger Event.

          "Excess Hedging Collateral" means, as of the date of a Remedies Trigger Event, the amount, if any, by which the sum of (x) the sum of the net amount, if any, owed by each Counterparty Group to the Company under Future Covered Hedging Agreements to which such Counterparty Group is a party (which sum, for the avoidance of doubt, shall not be reduced by any Net Termination Amount owed by the Company to another Counterparty Group), plus (y) the amount on deposit in the Hedging Collateral Account, before giving effect to the deposits described in clause (x), exceeds the sum of all positive Net Termination Amounts for the Counterparties.

          "Excluded Grantor Assets" has the meaning set forth in Section
     5.01(b).

          Definitions for El Paso Security and Intercreditor Agreement
                                APPENDIX A-1 - 8

          "Excluded Payment Property" means (a) any property of a Grantor of the type described in (and not excluded from) Section 5.01(b)(i) through (iv), and any property of the Company of the type described in (and not excluded from) Section 5.01(c)(i) through (iv), in each case to the extent that the grant of a security interest therein or a Lien thereon would result in a breach of or a default under any agreement in existence on the Closing Date to which the Company or any Subsidiary of the Company is a party (other than (x) an agreement listed on Annex I to the Officer's Certificate delivered in connection with the legal opinion relating to the Security and Intercreditor Agreement rendered by Jones Day dated the date hereof or (y) an agreement that can be amended solely by the Company and one or more of its Subsidiaries or by Subsidiaries of the Company), or would result in a mandatory prepayment obligation under such agreement, or allow any party to such an agreement to accelerate obligations due thereunder, terminate any material contract right thereunder or exercise any put or call right, right of refusal, purchase option or similar right thereunder, and (b) proceeds of the property described in clause (a) of this definition.

          "Exempted Guarantor" means each of American Natural Resources Company, a Delaware corporation, El Paso CNG Company, L.L.C., a Delaware limited liability company, and El Paso Tennessee Pipeline Co., a Delaware corporation.

          "Federal Book Entry Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D of 31 C.F.R. Part 357, 31 C.F.R.
     Section 357.2, Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

          "FERC" means the Federal Energy Regulatory Commission, or any agency or authority of the United States from time to time succeeding to its function.

          "FERC-Regulated Restricted Subsidiary" has the meaning set forth in the definition of "Qualified Investments" hereunder.

          "Financing Document Event of Default" means any default in respect of any Financing Transaction, or any other event (other than an exercise of a voluntary prepayment right or voluntary purchase option, or analogous right), shall occur and shall continue after the applicable grace period, if any, specified in the related Financing Documents, if the effect of such default or event is to permit the Lender Parties under such related Financing Documents immediately to accelerate the maturity of the Covered Obligations thereunder or to exercise other remedies in respect of the Covered Obligations thereunder; provided that with respect to the Covered Obligations in respect of either the Harbortown Underlying Transaction or the Coastal Petrochemical Underlying Transaction, a Financing Document Event of Default shall not be deemed to have occurred until the Company shall have failed to pay an amount properly demanded in respect of the Company Project Support Document for the applicable Underlying


          Definitions for El Paso Security and Intercreditor Agreement
                                APPENDIX A-1 - 9

     Transaction and such failure shall have continued for three Business Days after such demand.

          "Financing Documents" means the 3-Year Facility Documents, the Credit Agreement Documents, the Underlying Documents, the Additional Covered Letters of Credit, and the Future Covered Hedging Agreements; provided that, for the avoidance of doubt, "Financing Documents" shall not include any Collateral Document.

          "Financing Transactions" means the transaction evidenced by the 3-Year Facility, the transaction evidenced by the Credit Agreement, each Underlying Transaction, the transaction evidenced by each Additional Covered Letter of Credit, and the transaction evidenced by each Future Covered Hedging Agreement.

          "Foreclosure Action" means the sale, transfer or other Disposition by the Collateral Agent of all or any part of the Collateral at any public or private sale at such place and at such time as the Collateral Agent shall determine and otherwise as may be required by Applicable Law.

          "Future Covered Hedging Agreement" means any Hedging Agreement entered into after the Closing Date by the Company with any Counterparty Group thereto, provided, that such Hedging Agreement is identified in a supplement to Schedule II-E, executed either (a) by the Company pursuant to
     Section 1.04(b)(iii) or (b) by the Credit Agreement Administrative Agent and approved as a Financing Transaction for purposes of the Collateral Documents in a written notice from the Company to the Collateral Agent.

          "GAAP" means generally accepted accounting principles in the United States of America, as in effect from time to time.

          "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Granting Parties" means, collectively, the Company and each Grantor.

          "Grantor Payment Collateral" has the meaning set forth in Section 5.01(b).

          "Grantor Secured Obligations" means with respect to each Grantor, such Grantor's obligations under (a) the Subsidiary Guarantee Agreement and (b) this Agreement.

          "Grantors" has the meaning set forth in the Preamble.

          "Guaranty" has the meaning set forth in the Credit Agreement.

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 10

          "Harbortown Underlying Transaction" means the Underlying Transaction relating to Harbortown LDHA described in Part 5 to Schedule II-C hereto.

          "Hedging Agreements" means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance, foreign exchange contracts, currency swap or option agreements, forward contracts and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates or currency values.

          "Indebtedness" of any Person means, without duplication (a) indebtedness of such Person for borrowed money, (b) obligations of such Person (other than any portion of any trade payable obligation of such Person which shall not have remained unpaid for 91 days or more from the original due date of such portion) to pay the deferred purchase price of property or services, and (c) Capital Lease Obligations of such Person.

          "Indemnified Costs" shall have the meaning set forth in Section 7.15.

          "Indemnified Party" has the meaning set forth in Section 9.01(a).

          "Information" has the meaning set forth in Section 9.22.

          "Initial Pledged Equity" means with respect to any Granting Party, the Equity Interests set forth opposite such Granting Party's name on and as otherwise described in Schedule IV and issued by the Persons named therein.

          "Insolvency Proceeding" with respect to any Person, means (a) such Person shall (i) admit in writing its inability to pay its debts generally; or (ii) make a general assignment for the benefit of creditors; or (b) any proceeding shall be instituted or consented to by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (c) any such proceeding shall have been instituted against such Person and either such proceeding shall not be stayed or dismissed for 60 consecutive days or any of the actions referred to above sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur; or (d) such Person shall take any corporate action to authorize any of the actions set forth above in this definition.

          "Intercreditor Agent" has the meaning set forth in the Preamble.

          "Interest and Fees" payable in respect of any principal amount being prepaid under Section 2.04 as a result of any Mandatory Asset Prepayment Amount, means the interest accrued to the date of prepayment on the principal (or analogous) amount prepaid, any breakage costs associated with the prepayment of Eurodollar, LIBO Rate or analogous loans on the principal amount prepaid, and a pro rata share of any accrued

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 11
     facility fees, commitment fees, or other fees determined by reference to the amount of principal outstanding or the remaining commitment available under the applicable Financing Transaction.

          "Joinder Agreement" means the CIG Joinder Agreement or the CIG Parent Joinder Agreement, as the context may require.

          "JPMorgan" has the meaning set forth in the Preamble.

          "LC Facility" has the meaning set forth in paragraph (3) of the Preliminary Statements.

          "LCs" has the meaning set forth in paragraph (3) of the Preliminary Statements.

          "Lender" means the Persons listed on Schedule I to the Credit Agreement and any other Person that becomes a Lender under the Credit Agreement in accordance with the terms thereof, other than any such Person that ceases to be a Lender in accordance with the terms of the Credit Agreement.

          "Lender Parties" means, collectively, all of the Related Creditors.

          "Letter of Credit Calculation Date" has the meaning set forth in section 4.02(b)(i).

          "LIBO Rate" loans means loans under which all or a portion of the interest payable thereunder bears interest at a rate determined with reference to interest rates applicable to dollar deposits in the London interbank market.

          "Lien" means any lien, security interest or other charge or encumbrance, or any assignment of the right to receive income, or any other type of preferential arrangement, in each case to secure any Indebtedness or any Guaranty of any Person.

          "Mandatory Asset Prepayment Amounts" has the meaning set forth in
     Section 2.02.

          "Mandatory Asset Prepayment Event" has the meaning set forth in
     Section 2.01.

          "Material Adverse Effect" means a material adverse effect on the financial condition or operations of the Company and its consolidated Subsidiaries on a consolidated basis.

          "Moody's" has the meaning set forth in the definition of "Cash Equivalents."

          "Multiemployer Plan" means a "multiemployer plan" as defined in
     Section 4001(a)(3) of ERISA to which the Company or an ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions and in respect of which the Company or an ERISA Affiliate has any liability (contingent or otherwise), such plan being maintained pursuant to one or more collective bargaining agreements.

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 12

          "Multiple Employer Plan" means a single employer plan, as defined in
     Section 4001(a)(15) of ERISA, which (a) is maintained for employees of the Company or an ERISA Affiliate and at least one Person other than the Company and its ERISA Affiliates, or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under
     Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Mustang Financing" means the minority interest transaction known as "Project Mustang" among the Company, certain of its Subsidiaries and Mustang Investors, L.L.C., including (a) obligations of the Company, as evidenced by that certain Amended and Restated El Paso Agreement, dated as of May 9, 2000, as amended and restated through the date hereof, by the Company in favor of Mustang Investors, L.L.C., and the other Indemnified Persons (as defined therein) and (b) obligations of certain Subsidiaries, as evidenced by that certain Amended and Restated Sponsor Subsidiary Credit Agreement, dated as of May 9, 2000, as amended and restated through the date hereof, by and among Noric Holdings, L.L.C., as borrower, each other Sponsor Subsidiary (as defined therein), as co-obligors, Clydesdale Associates, L.P., as subordinated note holder, Mustang Investors, L.L.C., as lender, Wilmington Trust Company, as Sponsor Subsidiary Collateral Agent, and Citicorp North America, Inc., as Mustang Collateral Agent, in each case as the same may be further amended, supplemented or otherwise modified from time to time.

          "Mustang Intercreditor Agreement" means the Intercreditor Agreement dated as of the date hereof, among JPMorgan Chase Bank, as the Covered Obligations Collateral Agent, Mustang Investors, L.L.C., Citicorp North America, Inc., as the Mustang Collateral Agent, the Company, Noric I Holding, Noric III, Noric IV Holding, and Wilmington Trust Company, solely in its capacity as Sponsor Subsidiary Collateral Agent.

          "Net Cash Proceeds" means, with respect to the Disposition of any asset or property, an amount equal to one hundred percent (100%) of the cash proceeds from such Disposition, net of any Taxes, indemnity obligations, purchase price adjustments and analogous items, related transaction fees (including legal fees), commissions and expenses and, if applicable, amounts required to satisfy Indebtedness or other obligations secured by Permitted Liens, or other Liens permitted under, or other encumbrances not prohibited by, the Credit Agreement, on the related property or asset, and net of all costs reasonably estimated to be associated with terminating all Hedging Agreements, if any, entered into in connection with such related property or assets, which Hedging Agreements are not being sold as part of such Disposition, in each case paid or reasonably reserved against; provided that if Net Cash Proceeds from the Disposition of Covered Assets resulting from any Casualty Event or Condemnation either (x) do not exceed $100,000 for any single Casualty Event or any single Condemnation with respect to a Covered Asset, or (y) are both (i) equal to or less than $5,000,000 on an individual basis, and
     (ii) equal to or less than $10,000,000 in the aggregate during any fiscal year of the Company, then such Net Cash Proceeds shall not be considered Net Cash Proceeds for purposes of the application of Section 2.01; and provided, further, if Net Cash Proceeds from the Disposition of Covered Assets (other than Dispositions described in


          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 13
     the preceding proviso) are both (a) equal to or less than $5,000,000 on an individual basis, and (b) equal to or less than $10,000,000 in the aggregate during any fiscal year of the Company, then such Net Cash Proceeds shall not be considered Net Cash Proceeds for purposes of the application of Section 2.01.

          "Net Termination Amount" as of a particular date and for a particular Future Covered Hedging Agreement, has the meaning set forth in Section 2.04(b)(iii)(B)(V).

          "Net Worth" means as to any Person, as of any date of determination, the sum of (a) the consolidated common and preferred stockholders' equity of such Person and its consolidated Subsidiaries, plus (b) the cumulative amount by which stockholders' equity of such Person shall have been reduced by reason of non-cash write downs of long-term assets from and after the Effective Date, plus (c) in the case of the Company, those items included as "preferred interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Company as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, plus (d) in the case of the Company, those items included as "minority interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Company as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, so long as the terms and conditions of any financing associated with any such items referred to in clause (c) or (d) above (or successive extensions or refinancings thereof) are not amended so as to become more restrictive to the Company or its Subsidiaries than the terms and conditions of the Credit Agreement, and minus (e) accumulated other comprehensive income (loss) (or analogous line item).

          "Noric I" means Noric Holdings I, L.L.C., a Delaware limited liability company.

          "Noric I Holding" means El Paso Noric Investments I, L.L.C., a Delaware limited liability company.

          "Noric III" means Noric Holdings III, L.L.C., a Delaware limited liability company.

          "Noric IV" means Noric Holdings IV, L.L.C., a Delaware limited liability company.

          "Noric IV Holding" means El Paso Noric Investments IV, L.L.C., a Delaware limited liability company.

          "Notice of Event of Default" has the meaning set forth in Section 7.13(b)(x).

          "Notice of Partial Release" has the meaning set forth in Section 5.07(a)(ii).

          "Notice Related to Financing Document Event of Default" has the meaning set forth in Section 7.13(a).

          "Officer's Certificate" means, with respect to any Person, a certificate signed by a Responsible Officer of such Person.

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 14

          "Parent" means, with respect to a particular Restricted Subsidiary, the holder of the Equity Interests of such Restricted Subsidiary, and any Person to whom such Equity Interests are assigned in accordance with the Credit Agreement Documents.

          "Parent Guarantee Agreement" means the Guarantee Agreement substantially in the form of Exhibit E-2 to the Credit Agreement, dated as of the Closing Date, executed and delivered by the Company in favor of the Collateral Agent for the ratable benefit of the Secured Parties.

          "Payment Collateral" has the meaning set forth in Section 5.01(c).

          "Payment Date" has the meaning set forth in Section 2.04(b)(i).

          "Permitted Liens" means:

               (a) inchoate Liens and charges imposed by law and incidental to construction, maintenance, development or operation of properties, or the operation of business, in the ordinary course of business if payment of the obligation secured thereby is not yet overdue or if the validity or amount of which is being contested in good faith by the Company or any of its Subsidiaries;

               (b) Liens for Taxes, assessments, obligations under workers' compensation or other social security legislation or other requirements, charges or levies of any Governmental Authority, in each case not yet overdue, or which are being contested in good faith by appropriate proceedings;

               (c) Liens reserved in any oil, gas or other mineral lease entered into in the ordinary course of business for rent, royalty or delay rental under such lease and for compliance with the terms of such lease;

               (d) easements, servitudes, rights-of-way and other rights, exceptions, reservations, conditions, limitations, covenants and other restrictions that do not materially interfere with the operation, value or use of the properties affected thereby;

               (e) conventional provisions contained in any contracts or agreements affecting properties under which the Company or any of its Subsidiaries is required immediately before the expiration, termination or abandonment of a particular property to reassign to such Person's predecessor in title all or a portion of such Person's rights, titles and interests in and to all or portion of such property;

               (f) pledges and deposits to secure the performance of bids, tenders, trade or government contracts (other than for repayment of borrowed money), leases, licenses, statutory obligations, surety bonds, performance bonds, completion bonds and other obligations of a like kind incurred in the ordinary course of business;



          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 15

               (g) any Lien reserved in a grant or conveyance in the nature of a farm-out or conditional assignment to the Company or any of its Subsidiaries entered into in the ordinary course of business on reasonable terms to secure undertakings of the Company or any such Subsidiary in such grant or conveyance;

               (h) any Lien consisting of (i) statutory landlord's liens under leases to which the Company or any of its Subsidiaries is a party or other Liens on leased property reserved in leases thereof for rent or for compliance with the terms of such leases, (ii) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property of the Company or any of its Subsidiaries, or to use such property in any manner which does not materially impair the use of such property for the purposes for which it is held by the Company or any such Subsidiary, (iii) obligations or duties to any municipality or public authority with respect to any franchise, grant, license, lease or permit and the rights reserved or vested in any governmental authority or public utility to terminate any such franchise, grant, license, lease or permit or to condemn or expropriate any property, and (iv) zoning laws and ordinances and municipal regulations;

               (i) the creation of interests in property of the character commonly referred to as a "royalty interest" or "overriding royalty interest", production payments, farmouts, leases, subleases, rights of way and other easements, participations, joint venture, joint operating, unitization, pooling and communitization agreements, or other similar transactions in the ordinary course of business; and

               (j) any judgment lien in respect of any judgment or order that does not constitute a Voting Notice Event under paragraph (h) of the definition thereof.

          "Person" means an individual, a Business Entity, or a country or any political subdivision thereof or any agency or instrumentality of such country or subdivision.

          "Pipeline Company Borrowers" has the meaning set forth in the Preamble.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.

          "Pledged Accounts" has the meaning set forth in Section 4.01(a).

          "Pledged Company" means any issuer of the Initial Pledged Equity, or any successor entity to such issuer; provided, that (a) EPN shall not constitute a Pledged Company, and (b) if all of the Equity Interests issued by a Pledged Company and pledged by a Grantor to the Collateral Agent hereunder are released from the Liens of this Agreement in accordance with the terms of this Agreement, then from and after such release, such issuer shall no longer be a Pledged Company.

          "Pledged Equity" has the meaning set forth in Section 5.01(a)(ii).

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 16

          "Pledged Financial Assets" means all financial assets credited from time to time to the Pledged Accounts.

          "Pledged Security Entitlement" means all security entitlements with respect to the Pledged Financial Assets.

          "Process Agent" has the meaning set forth in Section 9.19(c).

          "Project Financing Subsidiary" has the meaning set forth in the Credit Agreement.

          "Qualified Investments" means:

               (a) for any Restricted Subsidiary whose principal business purpose is the ownership of and operation of assets and properties, including without limitation natural gas pipelines, that are subject to regulations promulgated by FERC (a "FERC-Regulated Restricted Subsidiary"), (x) expenditures that would constitute maintenance or expansion capital expenditures or other investments or reinvestments to repair, construct, purchase, or otherwise acquire Assets that would, following such repair, construction, purchase, or other acquisition, become eligible for rate coverage under regulations promulgated by FERC, (y) other than repayments of such Indebtedness during the pendency of a Voting Notice Event, repayments of Indebtedness incurred by such Restricted Subsidiary for the purpose of financing expenditures or other investments or reinvestments described in clause (x) of this clause (a), and (z) other than such payments (or retention of funds) during the pendency of a Voting Notice Event, payments (or retention of funds) to reimburse such Restricted Subsidiary for amounts paid from such Restricted Subsidiary's operating cash flow within the previous 365 days (but not prior to the Effective Date) for expenditures or other investments or reinvestments of the type described in clause (x) or clause (y) (if, in the case of clause (y), a repayment of Indebtedness described in clause (y) was made during the pendency of a Voting Notice Event that was subsequently cured and no other Voting Notice Event is then pending) of this clause (a), to the extent such expenditures or such other investments or reinvestments have not previously been reimbursed to such Restricted Subsidiary pursuant to this clause (z), or

               (b) for any Restricted Subsidiary whose principal business purpose is the ownership and operation of assets and properties that are not subject to regulations promulgated by FERC (an "Unregulated Restricted Subsidiary"), (x) maintenance or expansion capital expenditures or other investments or reinvestments in Assets that are useful to the business conducted by such Restricted Subsidiary, (y) other than repayments of such Indebtedness during the pendency of a Voting Notice Event, repayments of Indebtedness incurred by such Restricted Subsidiary for the purpose of financing expenditures or other investments or reinvestments described in clause (x) of this clause (b), and (z) other than such payments (or retention of funds) during the pendency of a Voting Notice Event, payments (or retention of funds) to reimburse such Restricted Subsidiary for amounts paid from such Restricted Subsidiary's operating cash

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 17
          flow within the previous 365 days (but not prior to the Effective
          Date) for expenditures or other investments or reinvestments of the type described in clause (x) or clause (y) (if, in the case of clause
          (y), a repayment of Indebtedness described in clause (y) was made during the pendency of a Voting Notice Event that was subsequently cured and no other Voting Notice Event is then pending) of this clause
          (b), to the extent such expenditures or such other investments or reinvestments have not previously been reimbursed to such Restricted Subsidiary pursuant to this clause (z).

          In no event shall the investment in or acquisition of (i) any equity ownership in any other Business Entity that is not a Credit Related Party,
     (ii) all or substantially all of a business conducted by any other Person or (iii) all or substantially all of the Assets constituting a business division or other stand-alone business unit of any other Business Entity constitute a Qualified Investment.

          "Qualified Investments Account" has the meaning set forth in Section 4.01(a)(iii).

          "Refinancing" means the refinancing of the Credit Agreement or any Underlying Transaction, provided, that the Covered Obligations resulting from any such Refinancing (as determined on and as of the date such Refinancing is consummated) shall not have a principal amount, or in the case of a revolving loan commitment, a maximum commitment amount, or in the case of lease financings or other transactions, an analogous amount, as applicable, that is greater than the corresponding principal, commitment, or analogous amount of the Covered Obligations of the Financing Transaction being refinanced.

          "Related Creditors" of a particular Representative Agent means the Secured Parties to the particular Financing Transaction for which such Representative Agent has been designated to act with respect to matters arising under, or related to, the Collateral Documents, as set forth on the applicable portion of Schedule II, or on a supplement to Schedule II delivered to the Intercreditor Agent in accordance with Section 1.04.

          "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Remaining Reinvestment Amount" has the meaning set forth in Section 4.03(c).

          "Remedies Authorization Notice" has the meaning set forth in Section 7.13(c).

          "Remedies Notice" has the meaning set forth in Section 7.13(c).

          "Remedies Trigger Event" means (a) an Automatic Remedies Trigger Event, or (b) the receipt by the Collateral Agent, following the Collateral Agent's delivery of a Voting Notice and Request under Section 7.13(b)(y), of a Remedies Authorization Notice of the Required Lender Parties setting forth, directing, consenting to or approving an Enforcement Action or Enforcement Actions to be taken by the Collateral Agent.

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 18

          "Remedies Trigger Event Notice and Request" has the meaning set forth in Section 7.13(b)(z).

          "Representative Agency Agreement" means an agreement substantially in the form of Exhibit E, pursuant to which the Lender Parties under a particular Financing Transaction appoint a Representative Agent to act for them with respect to this Agreement and the other Collateral Documents, and pursuant to which such Lender Parties agree to be bound by and subject to the terms of this Agreement and the other Collateral Documents.

          "Representative Agent" means (a) with respect to the 3-Year Facility, the 3-Year Facility Agent, (b) with respect to the Credit Agreement, the Credit Agreement Administrative Agent, (c) with respect to each Underlying Transaction, the Person designated as a "Representative Agent" for such Underlying Transaction on Schedule II-C, or any supplement to Schedule II-C delivered in accordance with Section 1.04, (d) with respect to each Additional Covered Letter of Credit, each Person to whom obligations are owed under such Additional Covered Letters of Credit; provided that if any issuer under an Additional Covered Letter of Credit designates another Person to act as its agent with respect to such Additional Covered Letter of Credit, such designated agent shall be the Representative Agent for such Person with respect to such Additional Covered Letter of Credit, and (e) with respect to each Future Covered Hedging Agreement, the Credit Agreement Administrative Agent.

          "Representative Agent Joinder Agreement" means an agreement in the form of Exhibit F, pursuant to which a Person becomes a Representative Agent under and party to this Agreement in the capacity of a new, or substitute, Representative Agent.

          "Representative Agent Notice" means, for a particular Financing Transaction, a notice duly executed by a Representative Agent with respect to any instruction, consent, approval, or notice of any of the applicable Related Creditors of such Representative Agent under such Financing Transaction, which notice shall specify, as applicable, (a) the name of each Related Creditor agreeing to give such instruction, consent, approval, or notice, together with the portion, expressed in dollars, of the Voting Amount under such Financing Transaction that is held by each such Related Creditor agreeing to give such instruction, consent, approval, or notice, and (b) the name of each Related Creditor that does not agree (or that is deemed not to agree) to give such instruction, consent, approval, or notice, together with the portion, expressed in dollars, of the Voting Amount under such Financing Transaction that is held by each such Related Creditor that does not agree (or that is deemed not to agree) to give such instruction, consent, approval, or notice.

          "Required Lender Parties" has the meaning set forth in Section
     8.02(c).

          "Responsible Officer" means, with respect to any Person, the president, any vice-president, the treasurer or the chief financial officer or an Authorized Signatory of such Person.

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 19

          "Restricted Equity Interests" means, collectively, the Equity Interests in each of Bear Creek Storage Company, a Louisiana general partnership, CIG, Mojave Pipeline Company, a Texas general partnership, Mojave Pipeline Operating Co., a Texas corporation and, as of the Closing Date, a Subsidiary of Mojave Pipeline Company, and WIC; provided, however, that (a) if the Equity Interests in CIG or WIC are Disposed of in accordance with the terms and provisions of Section 6.04(a) of the Credit Agreement, such Equity Interests shall cease to be "Restricted Equity Interests" under the Collateral Documents, but with respect to the Disposition of the Equity Interests in CIG as permitted pursuant to Section 6.04(a)(iv) of the Credit Agreement, any Net Cash Proceeds of such Disposition shall continue to be Net Cash Proceeds of Restricted Equity Interests for purposes of Section 2.01(b) of this Agreement, and (b) from and after the execution and delivery by CIG of the CIG Joinder Agreement and by CIG Parent of the CIG Parent Joinder Agreement, and the satisfaction of the matters set forth in Section 5.10 hereof, the Equity Interests in CIG shall cease to be "Restricted Equity Interests" under the Collateral Documents.

          "Restricted Subsidiaries" means, collectively, each Pipeline Company Borrower and its Subsidiaries, each Subsidiary Guarantor (other than the Exempted Guarantors) and its Subsidiaries and Bear Creek Storage Company, a Louisiana general partnership; provided, however, that (a) any such Person shall cease to be a "Restricted Subsidiary" under the Collateral Documents immediately upon any Disposition of the Equity Interests in such Person permitted by Section 6.04 of the Credit Agreement that results in such Person no longer being a direct or indirect Subsidiary of the Company and
     (b) none of Noric I and its Subsidiaries, Noric III and its Subsidiaries and Noric IV and its Subsidiaries shall be considered a "Restricted Subsidiary" hereunder until the repayment in full of the Mustang Financing.

          "Revolving Commitments" means, as of a particular date, the aggregate amount of Revolving Credit Loans and LCs that the Lenders have committed to provide under the Revolving Credit Facility, including the LC Facility, of the Credit Agreement, less the amount, if any, held in the Cash Collateral Subaccount (Credit Agreement LCs).

          "Revolving Credit Allocation" has the meaning set forth in Section 2.04(b)(ii)(A).

          "Revolving Credit Exposure" means the sum of (a) the aggregate outstanding principal amount of the Revolving Credit Loans, plus (b) the aggregate amount of all unreimbursed drawings under LCs, plus (c) the amount, if any, by which (i) the aggregate undrawn amount of all LCs then issued and outstanding exceeds (ii) the amount, if any, then held in the Cash Collateral Subaccount (Credit Agreement LCs).

          "Revolving Credit Facility" has the meaning set forth in paragraph (3) of the Preliminary Statements, and includes any Refinancing thereof.

          "Revolving Credit Loans" has the meaning set forth in paragraph (3) of the Preliminary Statements.

          "S&P" has the meaning set forth in the definition of "Cash
     Equivalents."

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 20

          "Secured Obligations" means, collectively, the Grantor Secured Obligations and the Company Secured Obligations.

          "Secured Parties" means, collectively, the Collateral Agent, and the banks, investors, financial institutions, or other Persons (other than any Credit Related Party) that are entitled to payments in respect of the Covered Obligations.

          "Security Collateral" has the meaning set forth in Section 5.01(a).

          "Single Employer Plan" means a single employer plan, as defined in
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Company or an ERISA Affiliate and no Person other than the Company and its ERISA Affiliates or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Subagent" has the meaning set forth in Section 7.06(b).

          "Subsidiary" means, as to any Person (the "parent") at any date, any Business Entity, the accounts of which are, or are required to be, consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Business Entity of which shares of stock or other Equity Interests having ordinary voting power (other than stock or such other Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such Business Entity are at the time owned, directly or indirectly, through one or more Subsidiaries, or both, by such Person; provided, however, that except for purposes of consolidation with the Company in accordance with GAAP (other than for purposes of (a) the definition of "Net Worth" and "Material Adverse Effect" herein and in the Credit Agreement or (b) Sections 5.08(f) and 6.01(b) of the Credit Agreement), in no event shall El Paso Energy Partners, L.P. or any of its direct or indirect Subsidiaries be deemed to be a Subsidiary of the Company for any other purpose of this Agreement or any other Collateral Document.

          "Subsidiary Guarantee Agreement" means the Subsidiary Guarantee Agreement, dated as of the Closing Date, executed and delivered by each Subsidiary Guarantor in favor of the Collateral Agent for the ratable benefit of the Secured Parties.

          "Subsidiary Guarantor" means, subject to the release of any of the following as a Subsidiary Guarantor in accordance with the terms of this Agreement, each of American Natural Resources Company, a Delaware corporation, El Paso ANR Investments, L.L.C., a Delaware limited liability company, El Paso ANRS Investments, L.L.C., a Delaware limited liability company, El Paso CNG Company, L.L.C., a Delaware limited liability company, El Paso EPN Investments, L.L.C., a Delaware limited liability company, El Paso Tennessee Pipeline Co., a Delaware corporation, El Paso EPNG Investments, L.L.C., a Delaware limited liability company, Noric I Holding, El Paso Noric Investments III, L.L.C., a Delaware limited liability company, Noric IV Holding, Sabine

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 21

     River Investors I, L.L.C., a Delaware limited liability company, Sabine River Investors II, L.L.C., a Delaware limited liability company, Sabine River Investors III, L.L.C., a Delaware limited liability company, Sabine River Investors IV, L.L.C., a Delaware limited liability company, Sabine River Investors V, L.L.C., a Delaware limited liability company, El Paso TGPC Investments, L.L.C., a Delaware limited liability company, and El Paso WIC Investments, L.L.C., a Delaware limited liability company.

          "Taxes" means any and all present or future taxes, levies, imports, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "TGPC" means Tennessee Gas Pipeline Company, a Delaware corporation.

          "Termination Event" means (a) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under subsection .11, .12, .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615), or an
     event described in Section 4062(e) of ERISA, or (b) the withdrawal of the Company or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in
     Section 4001(a)(2) of ERISA or the incurrence of liability by the Company or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (e) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of the Company or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied, or (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA, or
     (g) the occurrence of any other event or the existence of any other condition which would reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Plan under Section 4042 of ERISA.

          "3-Year Facility" means the Amended and Restated $1,000,000,000 3-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of August 4, 2000 (as amended and restated through the Closing Date), among the Company, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, El Paso CGP Company, the banks and other lenders parties thereto, JPMorgan, as Administrative Agent and CAF Advance Agent, Citibank, N.A. and ABN AMRO Bank N.V., as Co-Documentation Agents, and Bank of America, N.A., as Syndication Agent, as the same has been and may be amended, supplemented and modified from time to time.

          "3-Year Facility Agent" means the Person acting as Administrative Agent under the 3-Year Facility.

          "3-Year Facility Commitments" means the revolving credit commitments of the lenders under the 3-Year Facility.

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 22

          "3-Year Facility Documents" means the collective reference to the 3-Year Facility and any other agreement entered into that is related to the transactions contemplated by the 3-Year Facility.

          "3-Year Facility Lender" means each bank and other lender party to the 3-Year Facility for so long as such Person continues to be a party to the 3-Year Facility.

          "3-Year Facility Termination" means the earliest point in time at which both of the following have occurred: (a) all outstanding indebtedness and other obligations of the borrowers under the 3-Year Facility have been paid in full, and (b) the 3-Year Facility Commitments have been terminated in full.

          "3-Year Revolving Credit Exposure" means, as of any date of determination, the sum of (a) the aggregate principal amount of all revolving credit loans then outstanding under the 3-Year Facility, plus (b) the aggregate amount of all unreimbursed drawings under letters of credit then issued under the 3-Year Facility, plus (c) the amount, if any, by which (i) the aggregate undrawn amount of all letters of credit then issued and outstanding under the 3-Year Facility exceeds (ii) the amount, if any, then held in the Cash Collateral Subaccount (3-Year Facility LCs) as of such date.

          "Total Mandatory Prepayment Obligations" means, as of a particular date, the sum of (a) the aggregate Revolving Commitments (or if the Revolving Commitments have been fully terminated, the Revolving Credit Exposure), as of such date, plus (b) the aggregate Attributable Principal Amount of all the Underlying Transactions, as of such date, plus (c) the Additional Covered Letter of Credit Exposure, as of such date.

          "UCC" means the Uniform Commercial Code as in effect in the State of New York.

          "Underlying Allocation" has the meaning set forth in Section 2.04(b)(ii)(B).

          "Underlying Documents" means with respect to a particular Underlying Transaction, all of the agreements and documents evidencing, securing, or otherwise relating to the Underlying Obligations of such Underlying Transaction.

          "Underlying Obligations" means, with respect to a particular Underlying Transaction, the obligations thereunder for which the Company provides or, upon the happening of any contingency, is required to provide, in whole or in part, Credit Support pursuant to the Company Project Support Document applicable to such Underlying Transaction, as identified on
     Schedule II-C of this Agreement, or on any supplement to Schedule II-C of this Agreement delivered to the Intercreditor Agent in accordance with
     Section 1.04.

          "Underlying Transaction" means any one of the transactions as specified on Schedule II-C of this Agreement, or on any supplement to
     Schedule II-C of this Agreement delivered to the Intercreditor Agent in accordance with Section 1.04 and, at the request of the Company or any Grantor, includes any Refinancing thereof.

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 23

          "Unregulated Restricted Subsidiary" has the meaning set forth in the definition of "Qualified Investments" hereunder.

          "Unused Cash Collateral" has the meaning set forth in Section 4.02(c).

          "Voting Amount" as of a particular date, for a particular Financing Transaction, means:

               (a) if no Remedies Trigger Event has occurred, the amount, in dollars, of (i) the 3-Year Facility Commitments, for the 3-Year Facility, (ii) the Revolving Commitments, for the Credit Agreement,
          (iii) the applicable Attributable Principal Amount, for each Underlying Transaction, and (iv) the applicable Additional Covered Letter of Credit Exposure, for each Additional Covered Letter of Credit (for the avoidance of doubt, Counterparty Groups under the Future Covered Hedging Agreements shall not have the right to consent to, approve, vote on or provide direction with respect to any matter under this Agreement prior to a Remedies Trigger Event); and

               (b) if a Remedies Trigger Event has occurred, the amount, in dollars, of (i) the 3-Year Revolving Credit Exposure, for the 3-Year Facility, (ii) the Revolving Credit Exposure, for the Credit Agreement, (iii) the applicable Attributable Principal Amount, for each Underlying Transaction, (iv) the applicable Additional Covered Letter of Credit Exposure, for each Additional Covered Letter of Credit, and (v) for each Counterparty Group that has a positive Net Termination Amount, the applicable Net Termination Amount, for each group of Future Covered Hedging Agreements then existing between the Company and such Counterparty Group.

          "Voting Notice and Request" has the meaning set forth in Section 7.13(b)(y).

          "Voting Notice Event" means the occurrence of any of the following events:

               (a) The Company shall generally not pay its debts as such debts become due; or

               (b) Any Granting Party shall fail to pay or deposit any amount payable or to be deposited by it under Sections 2.04(a), 4.03, 5.08(b), 5.08(c)(ii), or 5.08(c)(iii) after the same shall be due and, in the case of Sections 5.08(c)(ii) and 5.08(c)(iii), after delivery of written notice of the applicable Event of Default pursuant to such Sections, or any Granting Party shall fail to pay any other amount payable by it under any Collateral Document within five Business Days after the same shall be due; or

               (c) Any representation or warranty made or deemed made by any Granting Party under any Collateral Document or by any Granting Party (or any of its officers) in connection with any Collateral Documents shall prove to have been incorrect in any material respect when made or deemed made; or

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 24

               (d) Any Granting Party shall fail to perform or observe any other term, covenant or agreement contained in any Collateral Document (other than clauses (a), (b) and (c) above) on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to such Granting Party by the Collateral Agent, or by any Secured Party with a copy to the Collateral Agent; or

               (e) Any Credit Related Party shall fail to pay any Debt or Guaranty (excluding Debt and Guaranties incurred under the Collateral Documents) of such Credit Related Party in an aggregate principal amount of $200,000,000 or more, at such time, or any installment of principal thereof or interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Guaranty; or any other default under any agreement or instrument relating to any such Debt in such aggregate principal amount or any Covered Obligation (excluding Debt and Guarantees incurred under the Collateral Documents) or any other event (other than an exercise of a voluntary prepayment right or voluntary purchase option or analogous right), shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Debt in such aggregate principal amount or such Covered Obligation; or any such Debt in such aggregate principal amount or such Covered Obligation shall be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, as a result of either (i) any default under any agreement or instrument relating to any such Debt in such aggregate principal amount or such Covered Obligation, or (ii) the occurrence of any other event (other than an exercise of a voluntary prepayment right or voluntary purchase option or analogous right or an issuance or Disposition of Equity Interests or other Assets, or an incurrence or issuance of Indebtedness or other obligations, giving rise to a repayment or prepayment obligation in respect of such Debt or such Covered Obligation) the effect of which would otherwise be to accelerate the maturity of such Debt in such aggregate principal amount or such Covered Obligation; provided, however, that with respect to the Covered Obligations in respect of either of the Coastal Petrochemical Underlying Transaction or the Harbortown Underlying Transaction, a Voting Notice Event under this paragraph (e) shall not occur until the Company shall have failed to pay an amount properly demanded in respect of the related Company Project Support Document for the Coastal Petrochemical Underlying Transaction or the Harbortown Underlying Transaction, as applicable, and such failure shall have continued for three Business Days after such demand; or

               (f) Any default under any agreement or instrument relating to any Covered Obligation (excluding Debt and Guarantees incurred under the Collateral Documents), or any other event (other than an exercise of a voluntary prepayment right or voluntary purchase option or analogous right), shall occur and shall continue after the applicable grace period, if any, specified in such agreement or

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 25
          instrument, if the effect of such default or event is to accelerate the maturity of such Covered Obligation; or any such Covered Obligation shall be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, as a result of either (i) any default under any agreement or instrument relating to any such Covered Obligation, or (ii) the occurrence of any other event (other than an exercise of a voluntary prepayment right or voluntary purchase option or analogous right or an issuance or Disposition of Equity Interests or other Assets, or an incurrence or issuance of Indebtedness or other obligations, giving rise to a repayment or prepayment obligation in respect of such Covered Obligation) the effect of which would otherwise be to accelerate the maturity of such Covered Obligation if, as a result thereof or with respect thereto, the holder of (or the agent for the holders of) such Covered Obligation shall take any Enforcement Action not permitted by this Agreement or the Company shall agree to provide, or enter into any negotiation with a view to providing, any additional collateral, or any optional prepayment of such Covered Obligation, or any fee or other monetary consideration for any amendment, consent, waiver or other modification with respect to such payment default; provided, however, that with respect to the Covered Obligations in respect of either of the Coastal Petrochemical Underlying Transaction or the Harbortown Underlying Transaction, a Voting Notice Event under this paragraph (f) shall not occur until the Company shall have failed to pay an amount properly demanded in respect of the related Company Project Support Document for the Coastal Petrochemical Underlying Transaction or the Harbortown Underlying Transaction, as applicable, and such failure shall have continued for three Business Days after such demand; or

               (g) The commencement of any Insolvency Proceeding with respect to the Company or any Credit Related Party; or

               (h) Any judgment or order for the payment of money in an aggregate amount in excess of $100,000,000 shall be rendered against the Company, any Credit Related Party or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such judgment lien, or payment over in respect of such garnishment or similar order, has commenced and is continuing or has been completed (collectively, the "Permitted Execution Actions")) shall not be effectively stayed, or any action, other than a Permitted Execution Action, shall be legally taken by a judgment creditor to attach or levy upon any property or assets of the Company or any other Credit Related Party to enforce any such judgment or order; provided, however, that with respect to any such judgment or order that is subject to the terms of one or more settlement agreements that provide for the obligations thereunder to be paid or performed over time, such judgment or order shall not be deemed under the Collateral Documents to be undischarged unless and until the Company or any other Credit Related Party shall have failed to pay any amounts due and owing thereunder

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 26

          (payment of which shall not have been stayed) for a period of 30 consecutive days after the respective final due dates for the payment of such amounts; or

               (i) (i) Any Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to the Company by the Credit Agreement Administrative Agent, such Termination Event shall still exist; or (ii) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or (iii) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization, or is insolvent or is being terminated, within the meaning of Title IV of ERISA; or (iv) any Person shall engage in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, would result in an aggregate liability of the Company or any ERISA Affiliate that would exceed 10% of Net Worth; or

               (j) Upon completion of, and pursuant to, a transaction, or a series of transactions (which may include prior acquisitions of capital stock of the Company in the open market or otherwise), involving a tender offer (i) a "person" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) other than the Company or a Subsidiary of the Company or any employee benefit plan maintained for employees of the Company and/or any of its Subsidiaries or the trustee therefor, shall have acquired direct or indirect ownership of and paid for in excess of 50% of the outstanding capital stock of the Company entitled to vote in elections for directors of the Company and
          (ii) at any time before the later of 1) six months after the completion of such tender offer and 2) the next annual meeting of the shareholders of the Company following the completion of such tender offer more than half of members of the Board of Directors of the Company consists of individuals who a) were not members of the Board of Directors of the Company before the completion of such tender offer and b) were not appointed, elected or nominated by the Board of Directors of the Company in office prior to the completion of such tender offer (other than any such appointment, election or nomination required or agreed to in connection with, or as a result of, the completion of such tender offer); or

               (k) Any event of default shall occur under any agreement or instrument relating to or evidencing any Debt now or hereafter existing of any Credit Related Party as the result of any change in control of the Company; or

               (l) Any material provision of any Collateral Document shall cease, for any reason, to be valid and binding upon or unenforceable against any Credit Party that is a party thereto, or any such Credit Party shall so assert in writing, provided that if such invalidity or unenforceability is of a nature so as to be amenable to cure within five Business Days and if, within one Business Day after the Company receives notice from the Credit Agreement Administrative Agent or

          Definitions for El Paso Security and Intercreditor Agreement
                               APPENDIX A-1 - 27
          the Collateral Agent or otherwise becomes aware that such material provision is not valid or is unenforceable as aforesaid, the Company delivers written notice to the Collateral Agent that the applicable Credit Party intends to cure such invalidity or unenforceability as soon as possible, then a Voting Notice Event shall not exist pursuant to this paragraph (l) of this definition unless the Company or the relevant Credit Party shall fail to deliver or cause to be delivered an amendment or other modification, or other agreement or undertaking, having the same economic effect as the invalid or unenforceable provision within four Business Days after the delivery of such written notice of intent; or

               (m) Any Collateral Document shall for any reason fail or cease to create a valid and enforceable Lien on any Collateral stated to be covered thereby or, except as permitted by the Credit Agreement Documents or the Collateral Documents, such Lien shall fail or cease to be a perfected and first-priority (subject only to Collateral Permitted Liens) Lien, or any Credit Related Party shall so state in writing and, if such invalidity or lack of perfection or priority relates solely to Collateral with an aggregate value of $1,000,000 or less and such invalidity or lack of perfection or priority is such so as to be amenable to cure without material disadvantage to the position of the Collateral Agent or any other Secured Party, such invalidity or lack of perfection or priority shall not be cured within 10 days of the earlier of such Credit Related Party so stating in writing or delivery of notice thereof by the Collateral Agent to the Company (or such shorter period as shall be specified by the Collateral Agent and is reasonable under the circumstances); or

               (n) The failure of the Company to execute and deliver to the Collateral Agent, on or before the earlier to occur of (i) the date that the Company enters into any Future Covered Hedging Agreement and
          (ii) the 60th day following the Closing Date, the Collateral Security Agreement, in form and substance reasonably satisfactory to the Collateral Agent and the Credit Agreement Administrative Agent.

          "WIC" means Wyoming Interstate Company Ltd., a Colorado limited partnership.


          Definitions for El Paso Security and Intercreditor Agreement

                               APPENDIX A-1 - 28

                                   SCHEDULE I

                                    GRANTORS


Grantors that are Restricted Subsidiaries

El Paso ANR Investments, L.L.C.
El Paso ANRS Investments, L.L.C
El Paso EPNG Investments, L.L.C.
El Paso EPN Investments, L.L.C.
El Paso Noric Investments I, L.L.C.
El Paso Noric Investments III, L.L.C.
El Paso Noric Investments IV, L.L.C.
El Paso TGPC Investments, L.L.C.
El Paso WIC Investments, L.L.C.
Sabine River Investors I, L.L.C.
Sabine River Investors II, L.L.C.
Sabine River Investors III, L.L.C.
Sabine River Investors IV, L.L.C.
Sabine River Investors V, L.L.C.

Grantors that are not Restricted Subsidiaries

American Natural Resources Company
El Paso CNG Company, L.L.C.
El Paso Tennessee Pipeline Co.




                                   Schedule I

                                  SCHEDULE II-A

               CERTAIN INFORMATION RELATING TO THE 3-YEAR FACILITY

I.       SCHEDULE II-A EFFECTIVE DATE:      April 16, 2003

II.      REPRESENTATIVE AGENT:              JPMorgan Chase Bank, as
                                            Administrative Agent

         A.       ADDRESS:                  JPMorgan Chase Bank
                                            Technology, Shared Tech &
                                            Operation Commercial Loans
                                            L&A Project Texas
                                            1111 Fannin, Floor 10
                                            Houston, Texas 77002
                                            Attention of Ina S. Tjahjono
                                            (Telecopy No. (713) 427-6307)

         B.       WIRING INSTRUCTIONS:      JPMorgan Chase
                                            ABA: 021000021
                                            Acct: 323139434
                                            Ref: El Paso Corp.

         C.       RELATED CREDITORS FOR WHOM THE REPRESENTATIVE AGENT IS ACTING:

                  JPMorgan Chase Bank
                  ABN Amro Bank N.V.
                  Bank of America, N.A.
                  Citicorp North America, Inc.
                  Credit Suisse First Boston
                  The Bank of Nova Scotia
                  Bayerische Hypo-und Vereinsbank AG, New York Branch
                  BNP Paribas
                  Deutsche Bank AG New York Branch
                  The Royal Bank of Scotland plc
                  Societe Generale
                  Westdeutsche Landesbank Girozentrale
                  Mizuho Corporate Bank, Ltd.
                  The Bank of New York
                  Commerzbank AG, New York and Grand Cayman Branches Credit Lyonnais New York Branch
                  Australia and New Zealand Banking Group Limited Banco Bilbao Vizcaya Argentaria
                  The Bank of Tokyo-Mitsubishi, Ltd Houston Agency Bank One, NA (Main Office Chicago)
                  KBC Bank N.V.
                  SunTrust Banks, Inc.
                  Credit Agricole Indosuez
                  Goldman Sachs Credit Partners L.P.
                  Wachovia Bank, National Association


                                  Schedule II-A

                  Barclays Bank
                  Norinchukin Bank
                  Sumitomo Mitsui Banking Corporation
                  UFJ Bank Limited
                  Fleet National Bank
                  IntesaBci S.p.A.
                  Merrill Lynch, Pierce, Fenner & Smith Inc.
                  Wells Fargo Bank
                  Banca di Roma -- Chicago Branch
                  Bayerische Landesbank, Cayman Islands Branch (f/k/a Bayerische Landesbank Girozentrale, Cayman Islands Branch)
                  Dresdner Bank AG, New York and Grand Cayman Branches
                  ING Capital LLC
                  National Australia Bank Limited
                  Amsouth Bank
                  Toronto Dominion (Texas), Inc.
                  Arab Bank plc
                  Natexis Banque Populaires
                  Southwest Bank of Texas, N.A.

III.     3-YEAR REVOLVING CREDIT EXPOSURE:  (EQUALS THE SUM OF A, B, AND C
         BELOW)

         A. AGGREGATE PRINCIPAL AMOUNT OF ALL REVOLVING CREDIT LOANS OUTSTANDING UNDER THE 3-YEAR FACILITY: $500,000,000

         B. AGGREGATE AMOUNT OF ALL UNREIMBURSED DRAWINGS UNDER LETTERS OF CREDIT ISSUED UNDER THE 3-YEAR FACILITY: $-0-

         C. AMOUNT BY WHICH (1) THE AGGREGATE UNDRAWN AMOUNT OF ALL LETTERS OF CREDIT ISSUED AND OUTSTANDING UNDER THE 3-YEAR FACILITY EXCEEDS (2) THE AMOUNT HELD IN THE CASH COLLATERAL SUBACCOUNT (3-YEAR FACILITY LCS): $476,973,129.21

         D.       TOTAL 3-YEAR REVOLVING CREDIT EXPOSURE: $1,000,000,000

IV.      EPC DOCUMENT:

         A. AMENDED AND RESTATED $1,000,000,000 3-YEAR REVOLVING CREDIT AGREEMENT, dated as of the date hereof among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, as Borrowers, JPMorgan Chase Bank, as Administrative Agent, ABN Amro Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, Bank of America, N.A., as Syndication Agent, and the several banks and other financial institutions from time to time party thereto.

         By executing this Schedule II-A, the Representative Agent listed on this Schedule II-A represents and warrants to the Collateral Agent, the Intercreditor Agent and the Depository Bank that the execution, delivery and performance by such Representative Agent of the Agreement (a) are within such Representative Agent's corporate, limited liability company, partnership or other Business Entity powers, have been duly authorized by all necessary action, and do not contravene (i) such Representative Agent's organizational documents or (ii) any material

                                  Schedule II-A
contractual restriction binding on or affecting such Representative Agent and
(b) have been consented to by the requisite percentage of the relevant parties to the EPC Document listed above in order to authorize such Representative Agent to act on behalf of all such parties under or in respect of the Collateral Documents.

              [The Remainder of this Page Intentionally Left Blank]



                                  Schedule II-A

         Executed as of the ___ day of April, 2003.

                                     JPMORGAN CHASE BANK



                                     By:________________________________________

                                     Name:
                                     Title:


                                  Schedule II-A

                                     ANNEX A

         I, ______________________, do hereby certify that I am ______________
of the Representative Agent listed on Schedule II-A and that the Person executing this Schedule II-A holds the office of such Representative Agent set forth immediately below his name (or is an authorized signatory of such Representative Agent) and the signature executed immediately above his name is the true and correct signature of such Person.

         IN WITNESS WHEREOF, the undersigned has set his hand on the ___ day of April, 2003.

                                     JPMORGAN CHASE BANK

                                     By:________________________________________

                                     Name:
                                     Title:



                                  Schedule II-A

                                  SCHEDULE II-B

              CERTAIN INFORMATION RELATING TO THE CREDIT AGREEMENT

I.       SCHEDULE II-B EFFECTIVE DATE:      April 16, 2003

II.      REPRESENTATIVE AGENT:              JPMorgan Chase Bank, as
                                            Administrative Agent

         A.       ADDRESS:                  JPMorgan Chase Bank
                                            Technology, Shared Tech & Operation
                                            Commercial Loans
                                            L&A Project Texas
                                            1111 Fannin, Floor 10
                                            Houston, Texas 77002
                                            Attention of Ina S. Tjahjono
                                            (Telecopy No. (713) 427-6307)

         B.       WIRING INSTRUCTIONS:      JPMorgan Chase
                                            ABA: 021000021
                                            Acct: 323139434
                                            Ref: El Paso Corp.

         C.       RELATED CREDITORS FOR WHOM THE REPRESENTATIVE AGENT IS ACTING:

                  JPMorgan Chase Bank
                  ABN Amro Bank N.V.
                  Bank of America, N.A.
                  Citicorp North America, Inc.
                  Credit Suisse First Boston
                  The Bank of Nova Scotia
                  Bayerische Hypo-und Vereinsbank AG, New York Branch
                  BNP Paribas
                  Deutsche Bank AG New York Branch
                  The Royal Bank of Scotland plc
                  Societe Generale
                  Westdeutsche Landesbank Girozentrale
                  Mizuho Corporate Bank, Ltd.
                  The Bank of New York
                  Commerzbank AG, New York and Grand Cayman Branches Credit Lyonnais New York Branch
                  Mellon Bank, N.A.
                  Australia and New Zealand Banking Group Limited Banco Bilbao Vizcaya Argentaria
                  The Bank of Tokyo-Mitsubishi, Ltd Houston Agency Bank One, NA (Main Office Chicago)
                  Lehman Commercial Paper Inc.
                  Morgan Stanley Bank
                  Royal Bank of Canada
                  KBC Bank N.V.

                                  Schedule II-B

                  Norddeutsche Landesbank Girozentrale
                  SunTrust Banks, Inc.
                  Credit Agricole Indosuez
                  ING Capital LLC
                  Amarillo National Bank

III.     REVOLVING CREDIT EXPOSURE:  (equals the sum of A, B, and C below)

         A.       AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF REVOLVING CREDIT
                  LOANS: $1,500,000,000

         B.       AGGREGATE AMOUNT OF ALL UNREIMBURSED DRAWINGS UNDER LCS: $-0-

         C. AMOUNT BY WHICH (1) THE AGGREGATE UNDRAWN AMOUNT OF ALL LCS ISSUED AND OUTSTANDING EXCEEDS (2) THE AMOUNT HELD IN THE CASH COLLATERAL SUBACCOUNT (CREDIT AGREEMENT LCS): $-0-

         D.       TOTAL REVOLVING CREDIT EXPOSURE: $3,000,000,000

IV.      EPC DOCUMENT:

         A. $3,000,000,000 REVOLVING CREDIT AGREEMENT, dated as of the date hereof, among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company, as Borrowers, JPMorgan Chase Bank, as Administrative Agent, ABN Amro Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents, and the several banks and other financial institutions from time to time party thereto.

         By executing this Schedule II-B, the Representative Agent listed on this Schedule II-B represents and warrants to the Collateral Agent, the Intercreditor Agent and the Depository Bank that the execution, delivery and performance by such Representative Agent of the Agreement (a) are within such Representative Agent's corporate, limited liability company, partnership or other Business Entity powers, have been duly authorized by all necessary action, and do not contravene (i) such Representative Agent's organizational documents or (ii) any material contractual restriction binding on or affecting such Representative Agent and (b) have been consented to by the requisite percentage of the relevant parties to the EPC Document listed above in order to authorize such Representative Agent to act on behalf of all such parties under or in respect of the Collateral Documents.

              [The Remainder of this Page Intentionally Left Blank]




                                  Schedule II-B

         Executed as of the ___ day of April, 2003.



                                     JPMORGAN CHASE BANK


                                     By:________________________________________

                                     Name:
                                     Title:



                                  Schedule II-B

                                     ANNEX A

         I, _____________________, do hereby certify that I am --_____________
of the Representative Agent listed on Schedule II-B and that the Person executing this Schedule II-B holds the office of such Representative Agent set forth immediately below his name (or is an authorized signatory of such Representative Agent) and the signature executed immediately above his name is the true and correct signature of such Person.

         IN WITNESS WHEREOF, the undersigned has set his hand on the ____ day of April, 2003.

                                     JPMORGAN CHASE BANK


                                     By:________________________________________

                                     Name:
                                     Title:

                                  Schedule II-B

                                  SCHEDULE II-C

           CERTAIN INFORMATION RELATING TO EACH UNDERLYING TRANSACTION

                               SEE PARTS 1-8 BELOW

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                         Schedule II-C Introductory Page

                             PART 1 OF SCHEDULE II-C

                             UNDERLYING TRANSACTION:

       SERVICIOS EL PASO S.R.L. LEASE OF LPG PLANT FROM BANKBOSTON, N.A.,
                     BUENOS AIRES BRANCH ("AGUA DEL CAJON")

I.       SCHEDULE II-C PART 1 EFFECTIVE DATE:        April 16, 2003

II.      REPRESENTATIVE AGENT:                       BankBoston N.A. (a/k/a
                                                     Fleet National Bank)

         A.       ADDRESS:                           100 Federal Street
                                                     MA DE 10006A
                                                     Boston, Massachusetts 02110
                                                     Attn.:  Kay Campbell
                                                     Fax No.:  (617) 434-4877

         B.       WIRING INSTRUCTIONS:               Fleet Bank Boston
                                                     ABA No.:  011-000-138
                                                     Account No.:  05697874
                                                     Bank Boston NA
                                                     International Loan Services
                                                     Ref:  Servicios del Paso
                                                     Attn.:  Liz Rivera

         C.       RELATED CREDITORS FOR WHOM THE REPRESENTATIVE AGENT IS ACTING:

                  BankBoston N.A.  (a/k/a Fleet National Bank)
                  BankBoston National Association, Buenos Aires Branch

III.     ATTRIBUTABLE PRINCIPAL AMOUNT:$17,858,357.10

         METHOD OF CALCULATION:     The Attributable Principal Amount as of the
                                    date hereof of $17,858,357.10 (representing the sum of (i) Fixed Rental Amounts payable during the life of Lease (defined below) and
                                    (ii) the $4,826,583 exercise price of the Purchase Option of Lessee (defined below) payable at Lease expiration, less the amount of all Fixed Rental Amounts paid by the Lessee as of the date hereof), reduced from time to time by the aggregate amount of deposits, if any, into the applicable subaccount of the Cash Collateral Account for the Agua del Cajon Underlying
                                    Transaction pursuant to Section
                                    2.04(b)(ii)(B) of the Intercreditor
                                    Agreement (defined below) and to be held and applied in accordance with Section
                                    4.02(b)(iii) of the Intercreditor Agreement.

IV.      PRINCIPAL UNDERLYING DOCUMENTS:


                              Schedule II-C Part 1

         A. LEASE AGREEMENT, dated November 22, 1999 (the "Lease"), between BankBoston National Association, Buenos Aires Branch (as "Lessor") and Servicios El Paso S.R.L. (as "Lessee").

         B. PAYMENT AGREEMENT, dated the date hereof, between BankBoston N.A. and El Paso Corporation (the "Payment Agreement").

V.       COMPANY PROJECT SUPPORT  DOCUMENTS:

         A. GUARANTY AND PUT OPTION AGREEMENT, dated as of November 23, 1999, between El Paso Corporation (formerly El Paso Energy Corporation) and BankBoston, N.A., Buenos Aires Branch (the "Guaranty"). Under the Guaranty, El Paso guarantees certain obligation of the Lessee to the Bank under the Lease.

         B. PUT OPTION AGREEMENT, dated as of November 23, 1999 (the "Put Agreement"), between El Paso Corporation and BankBoston, N.A., as amended by the Amendment, Waiver and Consent Agreement, dated the date hereof (the "Amendment"). Under the Put Agreement, El Paso granted the Bank the right to transfer its right, title and interest in the lease properly to El Paso in the event of a Lease termination event or if the Lessee fails to exercise its Purchase Option prior to expiration of the Lease.

         By executing Part 1 of this Schedule II-C, the Representative Agent listed on this Part 1 represents and warrants to the Collateral Agent, the Intercreditor Agent and the Depository Bank that the execution, delivery and performance by such Representative Agent of the Agreement (a) are within such Representative Agent's corporate, limited liability company, partnership or other Business Entity powers, have been duly authorized by all necessary action, and do not contravene (i) such Representative Agent's organizational documents or (ii) any material contractual restriction binding on or affecting such Representative Agent and (b) have been consented to by the requisite percentage of the relevant parties to the Underlying Documents listed above in order to authorize such Representative Agent to act on behalf of all such parties under or in respect of the Collateral Documents.



              [The Remainder of this Page Intentionally Left Blank]




                              Schedule II-C Part 1

         Executed as of the ___ day of April, 2003.

                                     BANKBOSTON N.A. (a/k/a Fleet National Bank)


                                     By:________________________________________

                                     Name:
                                     Title:



                              Schedule II-C Part 1

                                     ANNEX A

         I, ________________________, do hereby certify that I am Assistant Secretary of the Representative Agent listed on Part 1 of Schedule II-C and that the Person executing Part 1 of Schedule II-C holds the office of such Representative Agent set forth immediately below his name (or is an authorized signatory of such Representative Agent) and the signature executed immediately above his name is the true and correct signature of such Person.

         IN WITNESS WHEREOF, the undersigned has set his hand on the ___ day of April, 2003.

                                     BANKBOSTON N.A. (a/k/a Fleet National Bank)


                                     By:________________________________________

                                     Name:
                                     Title:




                              Schedule II-C Part 1

                             PART 2 OF SCHEDULE II-C

                             UNDERLYING TRANSACTION:

            CANNON INVESTORS TRUST INVESTMENT IN PREFERRED SHARES OF COASTAL SECURITIES COMPANY LIMITED ("CANNON INVESTORS TRUST")

I.       SCHEDULE II-C PART 2 EFFECTIVE DATE:        April 16, 2003

II.      REPRESENTATIVE AGENT:                       Citibank International plc,
                                                     as Agent

         A.       ADDRESS:                  Citibank International plc
                                            2nd Floor
                                            2 Harbor Exchange
                                            London E14 9GE
                                            Attention: Loans Agency
                                            Telecopy: 44-20-7500-4482

         B.       WIRING INSTRUCTIONS:      Citibank International plc London
                                            (CITTGB2LELA)
                                            BA 021000089
                                            Beneficiary: Citibank International
                                                         plc
                                            Account 10963054
                                            Reference CITCO Cannon

         C.       RELATED CREDITORS FOR WHOM THE REPRESENTATIVE AGENT IS ACTING:

                  CITCO TRUSTEES (BVI) LIMITED (formerly CITCO International Trust Company Limited), solely as trustee of Cannon Investors Trust and not in its individual capacity
                  CITIBANK (CHANNEL ISLANDS) LIMITED, as Lender
                  THE BANK OF TOKYO-MITSUBISHI, LTD., as Lender
                  CREDIT AGRICOLE INDOSUEZ (formerly Caisse Nationale de Credit Agricole), as Lender
                  SUMITOMO MITSUI BANKING CORPORATION (formerly The Sumitomo Bank, Limited), as Lender
                  MIZUHO CORPORATE BANK, LTD. (formerly known as The Fuji
                  Bank, Limited), as Lender
                  BNP PARIBAS (formerly Banque Paribas), as Lender
                  BANK OF MONTREAL IRELAND PLC, as Equity Investor
                  COASTAL SECURITIES COMPANY LIMITED

III.     ATTRIBUTABLE PRINCIPAL AMOUNT: $100,000,000

         METHOD OF CALCULATION:     The Attributable Principal Amount as of the
                                    date hereof of $100,000,000, the repayment of which is guaranteed by El Paso
                                    Corporation pursuant to the Amended and
                                    Restated Guaranty Agreement (defined below), shall be reduced from time to time in connection with any Underlying Allocation payment made, if any, in respect of the Underlying Transaction (as defined in this Part 2 of


                              Schedule II-C Part 2

                                    Schedule II-C) and pursuant to the terms of this Agreement. Such a reduction shall be in an amount equal to the portion of the Underlying Allocation payment constituting the "Principal Reduction Amount," excluding amounts constituting the "Related Non-Interest Amount," each as defined in the Promissory Note (defined below).

IV.      PRINCIPAL UNDERLYING DOCUMENTS:

         A. $95,000,000 CREDIT AGREEMENT, dated as of December 20, 1996, among CITCO Trustees (BVI) Limited (formerly CITCO International Trust Company, Limited), an International Business Company incorporated under the laws of the British Virgin Islands as trustee of Cannon Investors Trust (in such capacity, the "Borrower"), each of the financial institutions and other institutional lenders listed therein (the "Lenders") and Citibank International plc as Agent for the Lenders ("Citibank"), (as amended pursuant to the Amendment, Waiver and Consent, dated as of April 16, 2003 among El Paso Corporation, a Delaware corporation ("El Paso"), the Borrower, El Paso CGP Company (formerly known as The Coastal Corporation), a Delaware corporation ("EP CGP"), Coastal Securities Company Limited, a company incorporated under the laws of Bermuda, ("Coastal Securities"), the Lenders, Citibank, Coscol Petroleum Corporation, a Delaware corporation ("Coscol"), Coastal Petrochemical International (L) Limited, a company incorporated under the laws of Labuan ("CPI"), El Paso Merchant Energy-Petroleum Company (a successor to Coastal Energy Corporation), a Delaware corporation ("El Paso Merchant"), Coastal Cayman Finance Ltd., a company incorporated under the laws of Cayman Islands ("Coastal Cayman"), and Bank of Montreal Ireland PLC as Equity Investor (such amendment, the "Amendment, Waiver and Consent").

         B. SECURITY AGREEMENT, dated as of December 20, 1996, between the Borrower and Citibank, as Security Agent, as amended as of April 16, 2003 pursuant to the Amendment, Waiver and Consent.

         C. SECURITYHOLDERS AGREEMENT, dated as of December 20, 1996, among Coscol, CPI, El Paso Merchant, the Borrower, El Paso and Coastal Securities, as amended and restated as of April 16, 2003 pursuant to the Amendment, Waiver and Consent.

         D. PREFERRED SHARES PURCHASE AGREEMENT, dated as of December 20, 1996, between Coastal Securities and the Borrower, as amended as of April 16, 2003 pursuant to the Amendment, Waiver and Consent.

         E. BYE-LAWS OF COASTAL SECURITIES, dated as of December 20, 1996, as amended as of April 16, 2003 pursuant to the Amendment, Waiver and Consent.

         F. PROMISSORY NOTE, issued by Coastal Cayman to Coastal Securities for the principal sum of $156,000,000, as amended and restated as of April 16, 2003 pursuant to the Amendment, Waiver and Consent.

         G. SETTLEMENT OF TRUST, dated as of December 20, 1996 between the Borrower and Bank of Montreal Ireland plc, as amended as of April 16, 2003, pursuant to deed of amendment.

V.       COMPANY PROJECT SUPPORT DOCUMENT:

                              Schedule II-C Part 2

         A. AMENDED AND RESTATED GUARANTY AGREEMENT originally dated as of December 20, 1996, as amended and restated as of June 26, 2001, as amended and restated as of April 16, 2003 made in favor of Coastal Securities by El Paso as guarantor, as further amended and restated pursuant to the Amendment, Waiver and Consent.(1)

         By executing Part 2 of this Schedule II-C, the Representative Agent listed on this Part 2 represents and warrants to the Collateral Agent, the Intercreditor Agent and the Depository Bank that the execution, delivery and performance by such Representative Agent of the Agreement (a) are within such Representative Agent's corporate, limited liability company, partnership or other Business Entity powers, have been duly authorized by all necessary action, and do not contravene (i) such Representative Agent's organizational documents or (ii) any material contractual restriction binding on or affecting such Representative Agent and (b) have been consented to by the requisite percentage of the relevant parties to the Underlying Documents listed above in order to authorize such Representative Agent to act on behalf of all such parties under or in respect of the Collateral Documents.



              [The Remainder of this Page Intentionally Left Blank]




--------

(1) Under the Amended and Restated Guaranty Agreement, El Paso guarantees the principal, interest, fees, expenses or otherwise under the Affiliate Notes. Currently one Affiliate Note for the principal sum of $156,000,000 is outstanding.

                              Schedule II-C Part 2

         Executed as of the ___ day of April, 2003.


                                     CITIBANK INTERNATIONAL PLC


                                     By:________________________________________

                                     Name:
                                     Title:


                              Schedule II-C Part 2

                                     ANNEX A

         I, _____________________, do hereby certify that I am ________________
of the Representative Agent listed on Part 2 of Schedule II-C and that the Person executing Part 2 of Schedule II-C holds the office of such Representative Agent set forth immediately below his name (or is an authorized signatory of such Representative Agent) and the signature executed immediately above his name is the true and correct signature of such Person.

         IN WITNESS WHEREOF, the undersigned has set his hand on the ___ day of April, 2003.

                                     CITIBANK INTERNATIONAL PLC


                                     By:________________________________________

                                     Name:
                                     Title:



                              Schedule II-C Part 2

                             PART 3 OF SCHEDULE II-C

                             UNDERLYING TRANSACTION:

                           COASTAL PETROCHEMICAL, L.P.
                   US$60,000,000 CREDIT AGREEMENT ("COASTAL")

I.       SCHEDULE II-C PART 3 EFFECTIVE DATE:        April 16, 2003

II.      REPRESENTATIVE AGENT:                       Royal Bank of Canada,
                                                     as Agent

         A.       ADDRESS:                  Royal Bank Plaza
                                            200 Bay Street
                                            12th Floor, South Tower
                                            Toronto, Ontario M5J 2J5
                                            Attn.:  Manager Agency Services
                                                    Group
                                            Tel:  (416) 842-3905
                                            Fax:  (416) 842-4023

         B.       WIRING INSTRUCTIONS:      JPMorgan Chase Bank, New York,
                                            New York
                                            ABA 021000021, Swift code: CHASUS33
                                            Swift Address:  ROYCCAT2
                                            Beneficiary: Favour:/00002-408-919-9
                                            RBC Loan Syndications,
                                            Toronto, Ontario
                                            Ref: Coastal Petrochemical

         C.       RELATED CREDITORS FOR WHOM THE REPRESENTATIVE AGENT IS ACTING:

                  Royal Bank of Canada
                  Sumitomo Mitsui Banking Corporation of Canada
                  BNP Paribas (Canada)
                  Bank of Tokyo-Mitsubishi (Canada)

III.     ATTRIBUTABLE PRINCIPAL AMOUNT:  $13,005,000

         METHOD OF CALCULATION:     The Attributable Principal Amount as of the
                                    date hereof of $13,005,000 (which equals 51% of the aggregate principal amount of borrowings outstanding under the Credit
                                    Agreement (defined below) on the date hereof guaranteed by El Paso under the Guarantee
                                    (defined below)), reduced from time to time by the aggregate amount of deposits, if any, into the applicable subaccount of the Cash
                                    Collateral Account for the Coastal
                                    Petrochemical Underlying Transaction
                                    (without any reduction or adjustment on
                                    account of interest) pursuant to Section
                                    2.04(b)(ii)(B) of the Intercreditor
                                    Agreement (defined below) and to be held and applied in accordance with Section
                                    4.02(b)(iii) of the Intercreditor Agreement.

                              Schedule II-C Part 3

IV.      PRINCIPAL UNDERLYING DOCUMENT:

         A. US$60,000,000 CREDIT AGREEMENT, dated as of April 12, 2001 (the "Credit Agreement"), among Coastal Petrochemical, L.P./Petrochimie Coastal, S.E.C., as Borrower ("Coastal"), and Royal Bank of Canada, Sumitomo Mitsui Banking Corporation of Canada, BNP Paribas (Canada), Bank of Tokyo-Mitsubishi (Canada), as lenders (collectively, the "Lenders") with Royal Bank of Canada, as agent (the "Agent"), and RBC Dominion Securities Inc., as amended by the First Amending Agreement to Credit Agreement, dated the date hereof, among Coastal, the Lenders, and the Agent.

V.       COMPANY PROJECT SUPPORT DOCUMENT:

         A. GUARANTEE AND UNDERTAKING, made as of April 12, 2001, between El Paso Corporation, as Guarantor, and Royal Bank of Canada, as Agent ("Guarantee"). Under the Guarantee, El Paso guarantees up to 51% of Coastal's indebtedness in respect of the Tranche "A" Credit under the Credit Agreement and agrees to indemnify the Lenders against environmental liabilities and against any losses they may sustain or incur as a result of not being named loss payees under any insurance policies held by Coastal pursuant to Section 10.1.5 of the Credit Agreement.

         By executing Part 3 of this Schedule II-C, the Representative Agent listed on this Part 3 represents and warrants to the Collateral Agent, the Intercreditor Agent and the Depository Bank that the execution, delivery and performance by such Representative Agent of the Agreement (a) are within such Representative Agent's corporate, limited liability company, partnership or other Business Entity powers, have been duly authorized by all necessary action, and do not contravene (i) such Representative Agent's organizational documents or (ii) any material contractual restriction binding on or affecting such Representative Agent and (b) have been consented to by the requisite percentage of the relevant parties to the Underlying Documents listed above in order to authorize such Representative Agent to act on behalf of all such parties under or in respect of the Collateral Documents.



              [The Remainder of this Page Intentionally Left Blank]




                              Schedule II-C Part 3

         Executed as of the ___ day of April, 2003.


                                     ROYAL BANK OF CANADA


                                     By:________________________________________

                                     Name:
                                     Title:


                              Schedule II-C Part 3

                                     ANNEX A

         I, _______________________, do hereby certify that I am
___________________ of the Representative Agent listed on Part 3 of Schedule II-C and that the Person executing Part 3 of Schedule II-C holds the office of such Representative Agent set forth immediately below his name (or is an authorized signatory of such Representative Agent) and the signature executed immediately above his name is the true and correct signature of such Person.

         IN WITNESS WHEREOF, the undersigned has set his hand on the ___ day of April, 2003.

                                     ROYAL BANK OF CANADA


                                     By:________________________________________

                                     Name:
                                     Title:



                              Schedule II-C Part 3

                             PART 4 OF SCHEDULE II-C

                             UNDERLYING TRANSACTION:

         COSCOL PETROLEUM CORPORATION ("COSCOL") - ARUBA LEASE FINANCING

I.       SCHEDULE II-C PART 4 EFFECTIVE DATE:          April 16, 2003

II.      REPRESENTATIVE AGENT:              Citicorp North America, Inc.

         A.       ADDRESS:          Two Penns Way
                                    Suite 200
                                    New Castle, DE 19720
                                    Attention: Amy Pincu
                                    Fax: (713) 654-2849

         B.       WIRING INSTRUCTIONS:   Account No. 36852248 (Account Name:
                                         NAIB Medium Term Finance) at Citicorp
                                         North America, Inc., N.A.,
                                         ABA#021000089, Reference: Coscol
                                         Petroleum ADP

         C.       RELATED CREDITORS FOR WHOM THE REPRESENTATIVE AGENT IS ACTING:

                  Certificate Purchaser:  BNY Capital Funding LLC

                  Note Purchaser:  Seaboard Capital Corporation*

                  *As a result of the undivided interests purchased by the APA Purchasers in the Notes held by Seaboard Capital Corporation, the Representative Agent, in its capacity as Agent under the APA, acts on behalf of the following APA Purchasers:

                  Citicorp North America, Inc.
                  Bank of America, N.A.
                  Bank of Montreal
                  The Bank of New York
                  The Bank of Nova Scotia
                  The Bank of Tokyo-Mitsubishi, Ltd.
                  Barclays Bank PLC
                  JPMorgan Chase Bank (successor by merger to Chase Bank of Texas National Association)
                  Credit Agricole Indosuez
                  DG Bank Deutsche Genossenschaftsbank, Cayman Island Branch Dresdner Bank AG, New York and Grand Cayman Branches
                  Fleet National Bank (a/k/a BankBoston, N.A.)
                  KBC Bank N.V.
                  National Westminster Bank PLC
                  Royal Bank of Canada
                  The Toronto-Dominion Bank


                              Schedule II-C Part 4

III.     ATTRIBUTABLE PRINCIPAL AMOUNT:$370,000,000

         METHOD OF CALCULATION:     The Attributable Principal Amount as of the
                                    date hereof of $370,000,000 (consisting of $358,900,000 attributable to the outstanding principal amount of the Notes and $11,100,000 attributable to the outstanding stated amount of the Certificates), the repayment of which is guaranteed by El Paso
                                    Corporation pursuant to the Third Amended and Restated Guaranty described below, shall be reduced from time to time in connection with any Underlying Allocation payment made in respect of the Underlying Transaction (as defined in this Part 4 of Schedule II-C) and pursuant to the terms of this Agreement.
                                    Such a reduction, if any, shall be in an amount equal to the portion of the Underlying Allocation payment constituting the "Principal Reduction Amount," excluding amounts constituting the "Related Interest
                                    Amount," as such terms are defined in the Amendment, Waiver and Consent defined below.

IV.      PRINCIPAL UNDERLYING DOCUMENTS:

         A. AMENDED AND RESTATED PARTICIPATION AGREEMENT, dated as of September 18, 1998, among Coscol, U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of Connecticut, National Association), as Trustee ("Trustee"), U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company), as Collateral Trustee ("Collateral Trustee"), Seaboard Capital Corporation ("Seaboard"), the Persons named therein as Lenders ("Lenders"), Certificate Purchasers ("Certificate Purchasers") and APA Purchasers ("APA Purchasers"), and Citicorp North America, Inc., as Administrative Agent ("Administrative Agent"), as amended by: (i) that certain Waiver and First Amendment to the Amended and Restated Participation Agreement, dated as of January 25, 1999 among Coscol, The Coastal Corporation (now known as El Paso CGP Company) ("Guarantor"), Trustee, Collateral Trustee, Administrative Agent, Seaboard and Certificate Purchasers, and the related consent letter of even date therewith among Seaboard, Corporate Asset Funding Company, Inc. ("CAFCO"), and the APA Purchasers party thereto (collectively, the "Waiver and First Amendment"); (ii) that certain Waiver and Second Amendment to the Amended and Restated Participation Agreement, dated as of June 30, 1999 (the "Waiver and Second Amendment"), among Coscol, Guarantor, Trustee, Collateral Trustee, Seaboard, Administrative Agent, Certificate Purchasers and the APA Purchasers party thereto; (iii) that certain Waiver and Third Amendment to the Amended and Restated Participation Agreement, dated as of March 28, 2000 (the "Waiver and Third Amendment"), among Coscol, Guarantor, Trustee, Collateral Trustee, Seaboard, Administrative Agent, CAFCO, Certificate Purchasers, and the APA Purchasers party thereto; (iv) that certain Master Amendment (Fourth Amendment), dated as of June 30, 2000 (the "Master Fourth Amendment"), among Coscol, Guarantor, Trustee, Collateral Trustee, Seaboard, Administrative Agent, CAFCO, Certificate Purchasers, and the APA Purchasers party thereto; (v) that certain Amendment and Consent, dated as of June 26, 2001 (the "June 2001 Amendment and Consent"), among Coscol, Guarantor, Trustee,



                              Schedule II-C Part 4

         Collateral Trustee, Seaboard, Administrative Agent, CAFCO, Certificate Purchasers, and the APA Purchasers party thereto; (vi) that certain Amendment and Consent, dated as of August 29, 2001 (the "August 2001 Amendment and Consent"), among Coscol, Trustee, Collateral Trustee, Seaboard, Administrative Agent, CAFCO, Certificate Purchasers, and the APA Purchasers party thereto; and (vii) that certain Amendment, Waiver and Consent, dated as of the date hereof (the "Amendment, Waiver and Consent"), among Coscol, Guarantor, Trustee, Collateral Trustee, Seaboard, Administrative Agent, CAFCO, Certificate Purchasers, APA Purchasers, and The Bank of Nova Scotia, as Credit Enhancer.

         B. AMENDED AND RESTATED LEASE I, dated as of September 18, 1998, between the Trustee, as Lessor ("Lessor"), and Coscol, as Lessee, as amended by (i) the June 2001 Amendment and Consent, and (ii) that certain Amendment and Waiver, dated as of July 31, 2002 (the "July 2002 Amendment and Waiver"), among Coscol, Guarantor, Trustee, Collateral Trustee, Seaboard, Administrative Agent, CAFCO, and the APA Purchasers party thereto.

         C. LEASE II, dated as of September 18, 1998, between the Trustee, as Lessor, and Coscol, as Lessee, as amended by (i) the Master Fourth Amendment, (ii) the June 2001 Amendment, and (iii) the July 2002 Amendment and Waiver.

         D. LEASE III, dated as of September 18, 1998, between the Trustee, as Lessor, and Coscol, as Lessee, as amended by (i) the Master Fourth Amendment, (ii) the June 2001 Amendment, and (iii) the July 2002 Amendment and Waiver.

         E. AMENDED AND RESTATED DECLARATION OF TRUST, dated as of September 18, 1998, by U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of Connecticut, National Association), as amended by (i) the Master Fourth Amendment, and (ii) the Amendment, Waiver and Consent.

         F.       NOTES AND CERTIFICATES

                  Notes:

                           Lease I Series A Trust Note issued by the Trustee in favor of Seaboard Capital Corporation in the amount of $87,339,000

                           Lease I Series B Trust Note issued by the Trustee in favor of Seaboard Capital Corporation in the amount of $13,516,750

                           Lease II Series A1 Trust Note issued by the Trustee in favor of Seaboard Capital Corporation in the amount of $112,443,240

                           Lease II Series B Trust Note issued by the Trustee in favor of Seaboard Capital Corporation in the amount of $17,401,930

                           Lease III Series A1 Trust Note issued by the Trustee in favor of Seaboard Capital Corporation in the amount of $111,017,760

                           Lease III Series B Trust Note issued by the Trustee in favor of Seaboard Capital Corporation in the amount of $17,181,320

                  Certificates:


                              Schedule II-C Part 4

                           Lease I Series C Trust Certificate issued by the Trustee in favor of BNY Capital Funding LLC in the amount of $3,119,250

                           Lease II Series C Trust Certificate issued by the Trustee in favor of BNY Capital Funding LLC in the amount of $4,015,830

                           Lease III Series C Trust Certificate issued by the Trustee in favor of BNY Capital Funding LLC in the amount of $3,964,920

V.       COMPANY PROJECT SUPPORT DOCUMENT:

         A. THIRD AMENDED AND RESTATED GUARANTY AGREEMENT, dated as of the date hereof, made by El Paso Corporation in favor of the Trustee.

         By executing Part 4 of this Schedule II-C, the Representative Agent listed on this Part 4 represents and warrants to the Collateral Agent, the Intercreditor Agent and the Depository Bank that the execution, delivery and performance by such Representative Agent of the Agreement (a) are within such Representative Agent's corporate, limited liability company, partnership or other Business Entity powers, have been duly authorized by all necessary action, and do not contravene (i) such Representative Agent's organizational documents or (ii) any material contractual restriction binding on or affecting such Representative Agent and (b) have been consented to by the requisite percentage of the relevant parties to the Underlying Documents listed above in order to authorize such Representative Agent to act on behalf of all such parties under or in respect of the Collateral Documents, such consent evidenced solely by the execution and delivery by such relevant parties of the Amendment, Waiver and Consent.



              [The Remainder of this Page Intentionally Left Blank]



                              Schedule II-C Part 4

         Executed as of the ___ day of April, 2003.


                                     CITICORP NORTH AMERICA, INC., as
                                     Representative Agent


                                     By:________________________________________

                                     Name:
                                     Title:



                              Schedule II-C Part 4

                                     ANNEX A

         I, _______________________, do hereby certify that I am
____________________ of the Representative Agent listed on Part 4 of Schedule II-C and that the Person executing Part 4 of Schedule II-C holds the office of such Representative Agent set forth immediately below his name (or is an authorized signatory of such Representative Agent) and the signature executed immediately above his name is the true and correct signature of such Person.

         IN WITNESS WHEREOF, the undersigned has set his hand on the ___ day of April, 2003.

                                     CITICORP NORTH AMERICA, INC.


                                     By:________________________________________

                                     Name:
                                     Title:



                              Schedule II-C Part 4

                             PART 5 OF SCHEDULE II-C

                             UNDERLYING TRANSACTION:

     HARBORTOWN LIMITED DIVIDEND HOUSING ASSOCIATION PROJECT ("HARBORTOWN")

I.       SCHEDULE II-C PART 5 EFFECTIVE DATE:        April 16, 2003

II.      REPRESENTATIVE AGENT:                       Deutsche Bank Trust Company
                                                     Americas ("DBTCA")

         A.       ADDRESS:                 c/o Deutsche Bank AG, New York Branch
                                           31 West 52nd Street
                                           New York, NY 10019
                                           Attention:  Joel Makowsky
                                             Director & Credit Manager
                                             Energy & Utilities
                                           Tel:  (212) 469-7896
                                           Fax:  (212) 469-5711
                                           Joel.Makowsky@db.com

         B.       WIRING INSTRUCTIONS:     DB Trust Co. Americas
                                           ABA No.:  021-001-033
                                           Account No.:  99-401-268
                                           Reference:  Harbortown, LC S07928

         C.       RELATED CREDITORS FOR WHOM THE REPRESENTATIVE AGENT IS ACTING:
                  DBTCA

III.     ATTRIBUTABLE PRINCIPAL AMOUNT:    $6,300,000

         METHOD OF CALCULATION:     El Paso Corporation has guaranteed the
                                    obligations of Harbortown (defined below) under the Reimbursement Agreement (defined below). DBTCA has agreed that only
                                    $6,300,000 of this guaranty obligation need be secured. The Attributable Principal
                                    Amount as of the date hereof of $6,300,000 shall be reduced dollar for dollar by any amount deposited into the Subaccount of the Cash Collateral Account established for the Harbortown Underlying Transaction pursuant to Section 2.04(b)(ii)(B) of this Agreement.

IV.      PRINCIPAL UNDERLYING DOCUMENTS:

         A. BOND INDENTURE, dated as of August 1, 1991, between Michigan State Housing Development Authority and NBD Bank, N.A., as Trustee, re Michigan State Housing Development Authority Limited Obligation Revenue Refunding Bonds (Harbortown Limited Dividend Housing Association Project) Series 1991.


                              Schedule II-C Part 5

         B. IRREVOCABLE LETTER OF CREDIT NO. S-07928, dated August 2, 1991, from DBTCA (formerly, Bankers Trust Company) to NDB Bank, N.A., as amended to date.

         C. AMENDED AND RESTATED LOAN AGREEMENT, dated as of August 1, 1991, between Michigan State Housing Development Authority and Harbortown Limited Dividend Housing Association ("Harbortown").

         D. GUARANTY, dated as of August 1, 1991, by ANR Development Corporation in favor of DBTCA (formerly, Bankers Trust Company).

         E. REIMBURSEMENT AGREEMENT, dated as of August 1, 1991 (the "Reimbursement Agreement"), by and between Harbortown and DBTCA (formerly, Bankers Trust Company), as amended to date.

         F. GUARANTY, dated as of August 1, 1991, made by American National Resources Company ("ANRC") in favor of DBTCA (formerly, Bankers Trust Company), as amended by the First Amendment to ANRC Guaranty, dated as of October 31, 2002, between ANRC and DBTCA (formerly, Bankers Trust Company), as further amended by the Second Amendment to ANRC Guaranty, dated as of April 16 2003, between ANRC and DBTCA.

V.       COMPANY PROJECT SUPPORT  DOCUMENT:

         A. GUARANTY, dated as of October 31, 2002 (the "El Paso Guaranty"), by El Paso Corporation ("El Paso") in favor of DBTCA (formerly, Bankers Trust Company), as amended by the First Amendment to the El Paso Guaranty, dated as of April 16, 2003, between El Paso and DBTCA.

VI.      MISCELLANEOUS:

         Notwithstanding Section 1.04(b)(i) of this Agreement, DBTCA shall not be obligated to deliver a supplement to this Part 5 of Schedule II-C quarterly, but nothing contained herein shall in any way relieve DBTCA from its obligation to deliver a supplement to this Part 5 of Schedule II-C pursuant to Section 1.04(b)(ii) of this Agreement.

         By executing Part 5 of this Schedule II-C, the Representative Agent listed on this Part 5 represents and warrants to the Collateral Agent, the Intercreditor Agent and the Depository Bank that the execution, delivery and performance by such Representative Agent of the Agreement are within such Representative Agent's corporate powers, have been duly authorized by all necessary action, and do not contravene (i) such Representative Agent's organizational documents or (ii) any material contractual restriction binding on or affecting such Representative Agent.



              [The Remainder of this Page Intentionally Left Blank]





                              Schedule II-C Part 5

         Executed as of the ___ day of April, 2003.

                                     DEUTSCHE BANK TRUST COMPANY AMERICAS


                                     By:________________________________________

                                     Name:
                                     Title:



                              Schedule II-C Part 5

                                     ANNEX A

         I, _______________________, do hereby certify that I am
_________________ of the Representative Agent listed on Part 5 of Schedule II-C and that the Person executing Part 5 of Schedule II-C holds the office of such Representative Agent set forth immediately below his name (or is an authorized signatory of such Representative Agent) and the signature executed immediately above his name is the true and correct signature of such Person.

         IN WITNESS WHEREOF, the undersigned has set his hand on the ___ day of April, 2003.

                                     DEUTSCHE BANK TRUST COMPANY AMERICAS


                                     By:________________________________________

                                     Name:
                                     Title:




                              Schedule II-C Part 5

                             PART 6 OF SCHEDULE II-C

                             UNDERLYING TRANSACTION:

                       LAKESIDE PURCHASER LLC ("LAKESIDE")

I.       SCHEDULE II-C PART 6 EFFECTIVE DATE:        April 16, 2003

II.      REPRESENTATIVE AGENT:                       JPMorgan Chase Bank

         A.       ADDRESS:                           270 Park Avenue
                                                     New York, New York  10017

         B.       WIRING INSTRUCTIONS:               JPMorgan Chase Bank
                                                     ABA# 021000021
                                                     Clearing Acct: 323224059
                                                     Re: Lakeside Real Estate
                                                     Trust

         C.       RELATED CREDITORS FOR WHOM THE REPRESENTATIVE AGENT IS ACTING:

                  Bank Hapaolim B.M.
                  HVB Structured Finance, Inc.
                  JPMorgan Chase Bank
                  Black Forest Funding Corporation
                  Commerzbank AG, New York and Grand Cayman Branches
                  Suntrust Bank
                  Sumitomo Mitsui Banking
                  Barclays Bank PLC
                  Bank One, N.A. (Main Chicago Office)
                  UFJ Bank Limited
                  Mizuho Corporate Bank, Ltd.

III.     ATTRIBUTABLE PRINCIPAL AMOUNT:$275,000,000

         METHOD OF CALCULATION:     The Attributable Principal Amount as of the
                                    date hereof of $275,000,000 (consisting of $266,750,000 in debt owed to the Backup
                                    Facility Banks and $8,250,000 in Investor equity), the repayment of which is guaranteed by El Paso Corporation pursuant to the Amended and Restated Guarantee
                                    (defined below), shall be reduced from time to time in connection with any Underlying
                                    Allocation payment made, if any, in respect of the Underlying Transaction (as defined in this Part 6 of Schedule II-C) and pursuant to the terms of this Agreement. Such a reduction shall be in an amount equal to the portion of the Underlying Allocation payment constituting the "Principal Reduction
                                    Amount," excluding amounts constituting the
                                    "Related Non-Principal Amount," as such
                                    terms are defined in the Second Amendment and Agreement, Waiver and Consent (defined below).


                              Schedule II-C Part 6

IV.      PRINCIPAL UNDERLYING DOCUMENTS:

         A. LOAN FACILITY AGREEMENT, dated as of May 15, 2001, among Lakeside Real Estate Trust 2001 (the "Lessor"), as Borrower, JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"), and Relationship Funding Company, as amended by the First Amendment and Agreement dated as of October 11, 2001 (the "First Amendment") and the Second Amendment and Agreement, Waiver and Consent, dated as of April 16, 2003, among Lakeside, the Lessor, Wilmington Trust Company, as trustee of the Lessor (the "Trustee"), the various signatories thereto as Investors and Backup Facility Banks and the Administrative Agent (the "Second Amendment").

         B. PARTICIPATION AGREEMENT, dated as of May 15, 2001, among Lakeside, the Lessor, the Administrative Agent, Wilmington Trust Company, as trustee of the Lessor ("Trustee"), various financial institutions as Investors and Backup Facility Banks, and JP Morgan Chase Bank, as Administrative Agent (the "Administrative Agent"), as amended by the FIRST AMENDMENT AND THE Second Amendment.

         C. TRANCHE A NOTE, dated as of October 11, 2001, from the Lessor to Commerzbank AG, New York and Grand Cayman Branches.

         D. TRANCHE B NOTE, dated as of October 11, 2001, from the Lessor to Commerzbank AG, New York and Grand Cayman Branches.

         E. LEASE, dated as of May 15, 2001, between the Lessor and Lakeside, as amended by the First Amendment.

         F. ASSIGNMENT OF LEASES, RENTS AND GUARANTEE, dated as of May 15, 2001, from the Lessor, as Assignor, to the Administrative Agent, as Assignee.

         G. TRUST AGREEMENT OF LAKESIDE REAL ESTATE TRUST 2001, dated as of May 14, 2001, among the Investors and the Trustee, as amended by the First Amendment.

         H. SHORT FORM/MEMORANDUM OF LEASE, MORTGAGE, SECURITY AGREEMENT AND FINANCIAL STATEMENT (INCLUDING FIXTURE FILING), dated as of May 15, 2001, between the Lessor and Lakeside.

         I. MORTGAGE, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT, dated as of May 15, 2001, from Lakeside and the Lessor to the Administrative Agent.

         J. PLEDGE AGREEMENT AND CONTROL AGREEMENT, dated as of May 15, 2001, between the Lessor and the Administrative Agent.

V.       COMPANY PROJECT SUPPORT DOCUMENTS:

         A. AMENDED AND RESTATED GUARANTEE, dated as of the date hereof, by El Paso Corporation in favor of the Lessor, for the benefit of the Investors, the Lenders, and the Administrative Agent.


                              Schedule II-C Part 6

         By executing Part 6 of this Schedule II-C, the Representative Agent listed on this Part 6 represents and warrants to the Collateral Agent, the Intercreditor Agent and the Depository Bank that the execution, delivery and performance by such Representative Agent of the Agreement (a) are within such Representative Agent's corporate, limited liability company, partnership or other Business Entity powers, have been duly authorized by all necessary action, and do not contravene (i) such Representative Agent's organizational documents or (ii) any material contractual restriction binding on or affecting such Representative Agent and (b) have been consented to by the requisite percentage of the relevant parties to the Underlying Documents listed above in order to authorize such Representative Agent to act on behalf of all such parties under or in respect of the Collateral Documents.



                              Schedule II-C Part 6

         Executed as of the ___ day of April, 2003.

                                       JPMORGAN CHASE BANK


                                       By:______________________________________

                                       Name:    Peter Ling
                                       Title:   Vice President





                              Schedule II-C Part 6

                                     ANNEX A

         I, ______________________, do hereby certify that I am ______________
of the Representative Agent listed on Part 6 of Schedule II-C and that the Person executing Part 6 of Schedule II-C holds the office of such Representative Agent set forth immediately below his name (or is an authorized signatory of such Representative Agent) and the signature executed immediately above his name is the true and correct signature of such Person.

         IN WITNESS WHEREOF, the undersigned has set his hand on the ___ day of April, 2003.

                                     JPMORGAN CHASE BANK


                                     By:________________________________________

                                     Name:
                                     Title:



                              Schedule II-C Part 6

                            PART 7 OF SCHEDULE II-C


                             UNDERLYING TRANSACTION:

         NOVA SCOTIA LOAN -- 1999 CREDIT AGREEMENT ("NOVA SCOTIA 1999")

I.       SCHEDULE II-C PART 7 EFFECTIVE DATE: April 16, 2003

II.      REPRESENTATIVE AGENT:                Mizuho Corporate Bank (USA),
                                              as Administrative Agent ("Mizuho")

         A.       ADDRESS:              1251 Avenue of the Americas
                                        New York, NY  10020

         B.       WIRING INSTRUCTIONS:  Mizuho Corporate Bank (USA)
                                        Mizuho Corporate Bank, Ltd., New York
                                        Branch
                                        ABA No.:  026 004 307
                                        Account No.:  879740222205
                                        Reference:  El Paso Oil & Gas Nova
                                                    Scotia I, ULC/LAD/Mizuho
                                                    Corporate Bank (USA)

         C.       RELATED CREDITORS FOR WHOM THE REPRESENTATIVE AGENT IS ACTING:

                  Mizuho Corporate Bank (USA)
                  Credit Lyonnais New York Branch
                  Fleet National Bank
                  Comerica Bank
                  UFJ Bank Limited
                  Natexis Banques Populaires

III.     ATTRIBUTABLE PRINCIPAL AMOUNT: $100,000,000

         METHOD OF CALCULATION:     The Attributable Principal Amount as of the
                                    date hereof of $100,000,000, the repayment of which is guaranteed by El Paso
                                    Corporation pursuant to the Guaranty
                                    described below, shall be reduced from time to time in connection with any Underlying
                                    Allocation payment made, if any, in respect of the Underlying Transaction (as defined in this Part 7 of Schedule II-C) and pursuant to the terms of this Agreement. Such a reduction, if any, shall be in an amount equal to the portion of the Underlying
                                    Allocation payment constituting the
                                    "Principal Reduction Amount," excluding
                                    amounts constituting the "Related Interest
                                    Amount," each as defined in Amendment No. 1 to the Credit Agreement (defined below).

IV.      PRINCIPAL UNDERLYING DOCUMENTS:

         A. CREDIT AGREEMENT, dated as of December 7, 1999 (as amended, the "Credit Agreement") among El Paso Oil & Gas Nova Scotia I, ULC (formerly, Coastal Oil & Gas Nova Scotia I, ULC) ("Nova Scotia"), as Borrower, Mizuho (as successor by merger


                              Schedule II-C Part 7
         to The Industrial Bank of Japan Trust Company), as Administrative Agent, Fleet National Bank (formerly, Bank Boston N.A.), as Documentation Agent, Credit Lyonnais New York Branch, as Syndication Agent, and the banks party thereto, as amended by Amendment No. 1, dated as of the date hereof among Nova Scotia, Mizuho (as successor in interest by merger to IBJ Trust), as Administrative Agent, and the banks party thereto.

V.       COMPANY PROJECT SUPPORT  DOCUMENT:

         A. GUARANTY, dated as of the date hereof (the "Guaranty"), by El Paso Corporation in favor of Mizuho, as Administrative Agent under the Credit Agreement.

         By executing Part 7 of this Schedule II-C, the Representative Agent listed on this Part 7 represents and warrants to the Collateral Agent, the Intercreditor Agent and the Depository Bank that the execution, delivery and performance by such Representative Agent of the Agreement (a) are within such Representative Agent's corporate, limited liability company, partnership or other Business Entity powers, have been duly authorized by all necessary action, and do not contravene (i) such Representative Agent's organizational documents or (ii) any material contractual restriction binding on or affecting such Representative Agent and (b) have been consented to by the requisite percentage of the relevant parties to the Underlying Documents listed above in order to authorize such Representative Agent to act on behalf of all such parties under or in respect of the Collateral Documents.



              [The Remainder of this Page Intentionally Left Blank]





                              Schedule II-C Part 7

         Executed as of the ___ day of April, 2003.

                                     MIZUHO CORPORATE BANK (USA)


                                     By:________________________________________

                                     Name:
                                     Title:



                              Schedule II-C Part 7

                                     ANNEX A

         I, ________________________, do hereby certify that I am
__________________ of the Representative Agent listed on Part 7 of Schedule II-C and that the Person executing Part 7 of Schedule II-C holds the office of such Representative Agent set forth immediately below his name (or is an authorized signatory of such Representative Agent) and the signature executed immediately above his name is the true and correct signature of such Person.

         IN WITNESS WHEREOF, the undersigned has set his hand on the ___ day of April, 2003.

                                     MIZUHO CORPORATE BANK (USA)


                                     By:________________________________________

                                     Name:
                                     Title:


                              Schedule II-C Part 7

                             PART 8 OF SCHEDULE II-C

                             UNDERLYING TRANSACTION:

         NOVA SCOTIA LOAN -- 2000 CREDIT AGREEMENT ("NOVA SCOTIA 2000")

I.       SCHEDULE II-C PART 8 EFFECTIVE DATE: April 16, 2003

II.      REPRESENTATIVE AGENT:                Mizuho Corporate Bank, Ltd.,
                                              as Administrative Agent ("Mizuho")

         A.       ADDRESS:                  1251 Avenue of the Americas
                                            New York, NY  10020

         B.       WIRING INSTRUCTIONS:      Mizuho Corporate Bank, Ltd.
                                            Mizuho Corporate Bank, Ltd., New
                                            York Branch
                                            ABA No.:  026 004 307
                                            Account No.:  879740222205
                                            Reference: El Paso Oil & Gas Nova
                                            Scotia, I, ULC/LAD

         C.       RELATED CREDITORS FOR WHOM THE REPRESENTATIVE AGENT IS ACTING:

                  Mizuho Corporate Bank, Ltd.
                  UFJ Bank Limited
                  Arab Banking Corporation (B.S.C.)
                  Banca Intesa - New York Branch

III.     ATTRIBUTABLE PRINCIPAL AMOUNT: $100,000,000

         METHOD OF CALCULATION:     The Attributable Principal Amount as of the
                                    date hereof of $100,000,000, the repayment of which is guaranteed by El Paso
                                    Corporation pursuant to the Guaranty
                                    described below, shall be reduced from time to time in connection with any Underlying
                                    Allocation payment made, if any, in respect of the Underlying Transaction (as defined in this Part 8 of Schedule II-C) and pursuant to the terms of this Agreement. Such a reduction, if any, shall be in an amount equal to the portion of the Underlying
                                    Allocation payment constituting the
                                    "Principal Reduction Amount," excluding
                                    amounts constituting the "Related Interest
                                    Amount," each as defined in Amendment No. 1 to the Credit Agreement (defined below).

IV.      PRINCIPAL UNDERLYING DOCUMENT:

         A. CREDIT AGREEMENT, dated as of December 19, 2000, (as amended, the "Credit Agreement") among El Paso Oil & Gas Nova Scotia I, ULC (formerly Coastal Oil & Gas Nova Scotia I, ULC) ("Nova Scotia"), as Borrower, Mizuho (formerly The Industrial Bank of Japan, Limited), as Administrative Agent, UFJ Bank Limited (formerly The Sanwa Bank Limited), as Syndication Agent, Arab Banking Corporation (B.S.C.), as Documentation Agent, and the banks party thereto, as amended by Amendment No. 1,


                              Schedule II-C Part 8
         dated as of the date hereof, among Nova Scotia, Mizuho, as Administrative Agent, and the banks party thereto.

V.       COMPANY PROJECT SUPPORT DOCUMENT:

         A. GUARANTY, dated as of the date hereof (the "Guaranty"), by El Paso Corporation in favor of Mizuho, as Administrative Agent under the Credit Agreement.




                              Schedule II-C Part 8

         By executing Part 8 of this Schedule II-C, the Representative Agent listed on this Part 8 represents and warrants to the Collateral Agent, the Intercreditor Agent and the Depository Bank that the execution, delivery and performance by such Representative Agent of the Agreement (a) are within such Representative Agent's corporate, limited liability company, partnership or other Business Entity powers, have been duly authorized by all necessary action, and do not contravene (i) such Representative Agent's organizational documents or (ii) any material contractual restriction binding on or affecting such Representative Agent and (b) have been consented to by the requisite percentage of the relevant parties to the Underlying Documents listed above in order to authorize such Representative Agent to act on behalf of all such parties under or in respect of the Collateral Documents.



              [The Remainder of this Page Intentionally Left Blank]




                              Schedule II-C Part 8

         Executed as of the ___ day of April, 2003.

                                     MIZUHO CORPORATE BANK, LTD.


                                     By:________________________________________

                                     Name:
                                     Title:



                              Schedule II-C Part 8

                                     ANNEX A

         I, ________________________, do hereby certify that I am
__________________ of the Representative Agent listed on Part 8 of Schedule II-C and that the Person executing Part 8 of Schedule II-C holds the office of the Representative Agent set forth immediately below his name (or is an authorized signatory of the Representative Agent) and the signature executed immediately above his name is the true and correct signature of such Person.

         IN WITNESS WHEREOF, the undersigned has set his hand on the ___ day of April, 2003.

                                     MIZUHO CORPORATE BANK, LTD.


                                     By:________________________________________

                                     Name:
                                     Title:



                              Schedule II-C Part 8

                                  SCHEDULE II-D

      CERTAIN INFORMATION RELATING TO ADDITIONAL COVERED LETTERS OF CREDIT

                  Schedule II-D Effective Date: April 16, 2003


   ADDITIONAL COVERED
    LETTER OF CREDIT        REPRESENTATIVE    ADDRESS OF REPRESENTATIVE          WIRING INSTRUCTIONS               AMOUNT
   (COMPANY NAME AND            AGENT               AGENT (ISSUER)
LETTER OF CREDIT NUMBER)
------------------------    --------------    -------------------------   --------------------------------   ------------------
 Manatee Towing Company     ABN Amro Bank     ABN AMRO Bank N.V.          ABN AMRO Bank N.V.                   $95,900.00(1)
          and                                 200 West Monroe Street      New York, NY                         61,044.23 GBP
 Coastal Tug and Barge,                       Suite 1100                  ABA No.: 026009580                     El Paso LC
          Inc.                                Chicago, IL  60606-5002     F/O ABN AMRO Bank N.V.              Facility Amount
        S319461                               Attn:  Trade Services       Chicago Trade Services CPU           $60,000,000.00
                                              Fax:  (312) 780-0831        Acct No.: 653-001-1738-41
                                                                          Re: El Paso Corporation -
                                                                          00466301
-------------------------------------------------------------------------------------------------------------------------------
El Paso Merchant Energy     ABN Amro Bank     ABN AMRO Bank N.V.          ABN AMRO Bank N.V.                  $1,418,600.94(1)
     Europe Limited                           200 West Monroe Street      New York, NY                         899,100.61 GBP
        S830577                               Suite 1100                  ABA No.: 026009580
                                              Chicago, IL  60606-5002     F/O ABN AMRO Bank N.V.
                                              Attn:  Trade Services       Chicago Trade Services CPU
                                              Fax:  (312) 780-0831        Acct No.: 653-001-1738-41
                                                                          Re: El Paso Corporation -
                                                                          00466301
-------------------------------------------------------------------------------------------------------------------------------
 NEPC Consortium Power      ABN Amro Bank     ABN AMRO Bank N.V.          ABN AMRO Bank N.V.                   $1,500,000.00
          Ltd.                                200 West Monroe Street      New York, NY
        S837602                               Suite 1100                  ABA No.: 026009580
                                              Chicago, IL  60606-5002     F/O ABN AMRO Bank N.V.
                                              Attn:  Trade Services       Chicago Trade Services CPU
                                              Fax:  (312) 780-0831        Acct No.: 653-001-1738-41
                                                                          Re: El Paso Corporation -
                                                                          00466301

-------------------------------------------------------------------------------------------------------------------------------
   Coastal Oil & Gas           ANZ Bank                                                                        $14,500.00(1)
   Australia Pty Ltd.                                                                                          14,500.00 AUD
       2970/8200



-------------------------------------------------------------------------------------------------------------------------------
    El Paso Merchant       Bank of America                                                                      $400,000.00
      Energy, L.P.
        7403743
-------------------------------------------------------------------------------------------------------------------------------


                                                                   RELATED
   ADDITIONAL COVERED       ADDITIONAL           COMPANY          CREDITORS
    LETTER OF CREDIT      COVERED LETTER      REIMBURSEMENT        (OTHER
   (COMPANY NAME AND         OF CREDIT           DOCUMENT         THAN THE
LETTER OF CREDIT NUMBER)     EXPOSURE                              ISSUER)
------------------------ ---------------- ---------------------- ------------
 Manatee Towing Company    $95,900.00(1)       Assignment,           N/A
          and              61,044.23 GBP      Assumption and
 Coastal Tug and Barge,                      Amendment to the
          Inc.                             El Paso CGP Company
        S319461                              Letter of Credit
                                            Facility Agreement
                                             Dated 4/16/2003

-----------------------------------------------------------------------------
El Paso Merchant Energy   $1,418,600.94(1)   Letter of Credit        N/A
     Europe Limited       899,100.61 GBP   Application El Paso
        S830577                                Corporation





-----------------------------------------------------------------------------
 NEPC Consortium Power     $1,500,000.00     Letter of Credit        N/A
          Ltd.                             Application El Paso
        S837602                                Corporation






-----------------------------------------------------------------------------
   Coastal Oil & Gas       $14,500.00(1)     Letter of Credit        N/A
   Australia Pty Ltd.      14,500.00 AUD    Facility Agreement
       2970/8200                           El Paso Corporation
                                               Dated as of
                                                9/24/2002

-----------------------------------------------------------------------------
    El Paso Merchant        $400,000.00      Letter of Credit        N/A
      Energy, L.P.                         Application El Paso
        7403743                                Corporation
-----------------------------------------------------------------------------


                                 Schedule II-D


   ADDITIONAL COVERED
    LETTER OF CREDIT        REPRESENTATIVE    ADDRESS OF REPRESENTATIVE          WIRING INSTRUCTIONS               AMOUNT
   (COMPANY NAME AND            AGENT               AGENT (ISSUER)
LETTER OF CREDIT NUMBER)
------------------------    --------------    -------------------------   --------------------------------   ------------------
    Coscol Petroleum         Bank Of Nova                                                                        $7,178,000
      Corporation               Scotia
      90073/80085

--------------------------------------------------------------------------------------------------------------------------------
   Coastal Mart, Inc.       Banca di Roma     Banca di Roma               Bank: Citibank N.A.                  $2,000,000.00
        IC-79201                              225 West Washington Street  New York, NY                           El Paso LC
                                              Suite 1200                  ABA No.: 021000089                  Facility Amount
                                              Chicago, IL 60606           Acct Name: Banca di Roma -- New      $20,000,000.00
                                                                          York Branch
                                                                          Acct No.: 36003043
                                                                          For further credit to: Banca di
                                                                          Roma -- Chicago Branch
                                                                          Acct No.: 809855
                                                                          Ref: El Paso Corporation


--------------------------------------------------------------------------------------------------------------------------------
  El Paso CGP Company         Bayerische                                                                       $4,130,249.00
 (formerly known as The        Hypo-und                                                                          El Paso LC
  Coastal Corporation)       Vereinsbank                                                                      Facility Amount
        SB104698                                                                                               $62,000,000.00

--------------------------------------------------------------------------------------------------------------------------------
East Coast Power L.L.C.       Bayerische                                                                       $30,000,000.00
        SB104396               Hypo-und                                                                          El Paso LC
                             Vereinsbank                                                                      Facility Amount
                                                                                                               $62,000,000.00


--------------------------------------------------------------------------------------------------------------------------------
  El Paso CGP Company         Bayerische                                                                       $15,848,990.00
 (formerly known as The        Hypo-und                                                                          El Paso LC
  Coastal Corporation)       Vereinsbank                                                                      Facility Amount
        SB104699                                                                                               $62,000,000.00

--------------------------------------------------------------------------------------------------------------------------------
  El Paso Meizhou Wan      The Bank of New                                                                     $10,648,008.00
    Holding Company              York
       S00040334

--------------------------------------------------------------------------------------------------------------------------------
   Young Gas Storage         BNP Paribas                                                                        $830,720.00
      Company, Ltd                                                                                               El Paso LC
        S401406                                                                                               Facility Amount
                                                                                                               $85,000,000.00



--------------------------------------------------------------------------------------------------------------------------------

                                                                   RELATED
   ADDITIONAL COVERED       ADDITIONAL           COMPANY          CREDITORS
    LETTER OF CREDIT      COVERED LETTER      REIMBURSEMENT        (OTHER
   (COMPANY NAME AND         OF CREDIT           DOCUMENT         THAN THE
LETTER OF CREDIT NUMBER)     EXPOSURE                              ISSUER)
------------------------ ---------------- ---------------------- ------------
    Coscol Petroleum        $7,178,000     El Paso Corporation       N/A
      Corporation                                Guaranty
      90073/80085

-----------------------------------------------------------------------------
   Coastal Mart, Inc.      $2,000,000.00     Letter of Credit        N/A
        IC-79201                            Facility Agreement
                                           El Paso Corporation
                                               Dated as of
                                                8/20/2001







-----------------------------------------------------------------------------
  El Paso CGP Company      $4,130,249.00     Letter of Credit        N/A
 (formerly known as The                     Facility Agreement
  Coastal Corporation)                     El Paso Corporation
        SB104698                              dated 8/7/2001

-----------------------------------------------------------------------------
East Coast Power L.L.C.   $23,965,795.32     Letter of Credit        N/A
        SB104396                            Facility Agreement
                                           El Paso Corporation
                                                  dated
                                                 8/7/2001

-----------------------------------------------------------------------------
  El Paso CGP Company      $5,000,000.00     Letter of Credit        N/A
 (formerly known as The                     Facility Agreement
  Coastal Corporation)                     El Paso Corporation
        SB104699                              dated 8/7/2001

-----------------------------------------------------------------------------
  El Paso Meizhou Wan     $10,648,008.00     Letter of Credit        N/A
    Holding Company                        Application El Paso
       S00040334                               Corporation

-----------------------------------------------------------------------------
   Young Gas Storage       $1,367,430.02       Assignment,           N/A
      Company, Ltd                            Assumption and
        S401406                              Amendment to the
                                           El Paso CGP Company
                                             Letter of Credit
                                            Facility Agreement
                                             Dated 4/16/2003
-----------------------------------------------------------------------------


                                 Schedule II-D
                                       2


   ADDITIONAL COVERED
    LETTER OF CREDIT        REPRESENTATIVE    ADDRESS OF REPRESENTATIVE          WIRING INSTRUCTIONS               AMOUNT
   (COMPANY NAME AND            AGENT               AGENT (ISSUER)
LETTER OF CREDIT NUMBER)
------------------------    --------------    -------------------------   --------------------------------   ------------------
  Orange Cogeneration        BNP Paribas                                                                        $775,000.00
  Limited Partnership                                                                                            El Paso LC
         27497                                                                                                Facility Amount
                                                                                                               $55,000,000.00

-------------------------------------------------------------------------------------------------------------------------------
  Orange Cogeneration        BNP Paribas                                                                        $963,000.00
  Limited Partnership                                                                                            El Paso LC
         27495                                                                                                Facility Amount
                                                                                                               $55,000,000.00

-------------------------------------------------------------------------------------------------------------------------------
  El Paso Corporation        BNP Paribas                                                                       $1,000,000.00
        00027520



-------------------------------------------------------------------------------------------------------------------------------
    Coastal Offshore         BNP Paribas                                                                       $2,233,633.00
   Insurance Limited                                                                                             El Paso LC
         27603                                                                                                Facility Amount
                                                                                                               $55,000,000.00

-------------------------------------------------------------------------------------------------------------------------------
    Coastal Offshore         BNP Paribas                                                                       $1,723,367.00
   Insurance Limited                                                                                             El Paso LC
         27604                                                                                                Facility Amount
                                                                                                               $55,000,000.00

-------------------------------------------------------------------------------------------------------------------------------
  Fulton Cogeneration        BNP Paribas                                                                        $404,775.00
    Associates, L.P.                                                                                             El Paso LC
         27607                                                                                                Facility Amount
                                                                                                               $55,000,000.00

-------------------------------------------------------------------------------------------------------------------------------
ANR Freight System, Inc.     BNP Paribas                                                                       $2,725,080.00
         27613                                                                                                   El Paso LC
                                                                                                              Facility Amount
                                                                                                               $55,000,000.00

-------------------------------------------------------------------------------------------------------------------------------
   El Paso Tennessee         BNP Paribas                                                                        $816,951.00
      Pipeline Co.                                                                                               El Paso LC
         27622                                                                                                Facility Amount
                                                                                                               $55,000,000.00

-------------------------------------------------------------------------------------------------------------------------------
  El Paso Corporation        BNP Paribas                                                                       $8,450,000.00
         27623                                                                                                   El Paso LC
                                                                                                              Facility Amount
                                                                                                               $55,000,000.00

-------------------------------------------------------------------------------------------------------------------------------
 San Lucian Oil Company      BNP Paribas                                                                        $600,000.00
        Limited             (Suisse) S.A.
-------------------------------------------------------------------------------------------------------------------------------




                                                                     RELATED
   ADDITIONAL COVERED         ADDITIONAL           COMPANY          CREDITORS
    LETTER OF CREDIT        COVERED LETTER      REIMBURSEMENT        (OTHER
   (COMPANY NAME AND           OF CREDIT           DOCUMENT         THAN THE
LETTER OF CREDIT NUMBER)       EXPOSURE                              ISSUER)
------------------------   ---------------- ---------------------- ------------
  Orange Cogeneration         $775,000.00      Letter of Credit        N/A
  Limited Partnership                         Facility Agreement
         27497                               El Paso Corporation
                                               dated 12/13/2001

-------------------------------------------------------------------------------
  Orange Cogeneration        $1,081,500.00     Letter of Credit        N/A
  Limited Partnership                         Facility Agreement
         27495                               El Paso Corporation
                                               dated 12/13/2001

-------------------------------------------------------------------------------
  El Paso Corporation        $1,000,000.00     Letter of Credit        N/A
        00027520                              Facility Agreement
                                             El Paso Corporation
                                               dated 12/13/2001

-------------------------------------------------------------------------------
    Coastal Offshore         $2,233,633.00     Letter of Credit        N/A
   Insurance Limited                          Facility Agreement
         27603                               El Paso Corporation
                                               dated 12/13/2001

-------------------------------------------------------------------------------
    Coastal Offshore         $1,723,367.00     Letter of Credit        N/A
   Insurance Limited                          Facility Agreement
         27604                               El Paso Corporation
                                               dated 12/13/2001

-------------------------------------------------------------------------------
  Fulton Cogeneration         $404,775.00      Letter of Credit        N/A
    Associates, L.P.                          Facility Agreement
         27607                               El Paso Corporation
                                               dated 12/13/2001

-------------------------------------------------------------------------------
ANR Freight System, Inc.     $2,725,080.00     Letter of Credit        N/A
         27613                                Facility Agreement
                                             El Paso Corporation
                                               dated 12/13/2001

-------------------------------------------------------------------------------
   El Paso Tennessee          $816,951.00      Letter of Credit        N/A
      Pipeline Co.                            Facility Agreement
         27622                               El Paso Corporation
                                               dated 12/13/2001

-------------------------------------------------------------------------------
  El Paso Corporation        $8,450,000.00     Letter of Credit        N/A
         27623                                Facility Agreement
                                             El Paso Corporation
                                               dated 12/13/2001

-------------------------------------------------------------------------------
 San Lucian Oil Company       $600,000.00      Letter of Credit        N/A
        Limited                              Application El Paso
-------------------------------------------------------------------------------



                                 Schedule II-D
                                       3


   ADDITIONAL COVERED
    LETTER OF CREDIT        REPRESENTATIVE    ADDRESS OF REPRESENTATIVE          WIRING INSTRUCTIONS               AMOUNT
   (COMPANY NAME AND            AGENT               AGENT (ISSUER)
LETTER OF CREDIT NUMBER)
------------------------    --------------    -------------------------   --------------------------------   ------------------
      LCIS2239365

-------------------------------------------------------------------------------------------------------------------------------
    Live Oak Limited           Citibank                                                                         $850,592.00
     0881-30010064


-------------------------------------------------------------------------------------------------------------------------------
 NEPC Consortium Power         Citibank                                                                        $4,259,000.00
          Ltd.
     0088030024869

-------------------------------------------------------------------------------------------------------------------------------
  Manta Ray Gathering          Citibank                                                                        $18,558,712.39
    Company, L.L.C.
       5812166051

-------------------------------------------------------------------------------------------------------------------------------
    Coastal Offshore        Deutsche Bank     Deutsche Bank Trust         DB Trust Co. Americas                  $31,903.00
   Insurance Limited                          Company Americas            ABA No.: 021-001-033                   El Paso LC
        S-08569                               c/o Deutsche Bank AG New    Acct No.: 99-401-268                Facility Amount
                                              York Branch                 Re: Harbortown LC S07928 or          $40,000,000.00
                                              31 West 52nd St.            Coastal Offshore Insurance LC
                                              New York, NY 10019          S08335 or
                                              Attn: Joel Makowsky         Coastal Offshore Insurance
                                              Fax:  212-469-5711          LC S08569

-------------------------------------------------------------------------------------------------------------------------------
    Coastal Offshore        Deutsche Bank     Deutsche Bank Trust         DB Trust Co. Americas                $2,500,000.00
   Insurance Limited                          Company Americas            ABA No.: 021-001-033                   El Paso LC
        S-08335                               c/o Deutsche Bank AG New    Acct No.: 99-401-268                Facility Amount
                                              York Branch                 Re: Harbortown LC S07928 or          $40,000,000.00
                                              31 West 52nd St.            Coastal Offshore Insurance LC
                                              New York, NY 10019          S08335 or
                                              Attn: Joel Makowsky         Coastal Offshore Insurance
                                              Fax:  212-469-5711          LC S08569

-------------------------------------------------------------------------------------------------------------------------------
   ANR Eaton Company        JPMorgan Chase    JPMorgan Chase Bank         JPMorgan Chase Bank                   $442,500.00
        P-292889                              10420 Highland Manor Dr.    ABA No.: 021-00-0021                   El Paso LC
                                              4th Floor                   Acct. No.: ###-##-####              Facility Amount
                                              Tampa Bay, FL  33610        Re: El Paso and letter of credit     $55,000,000.00
                                              Attn: Veronica Endara       no.
                                              Fax:  813-432-5161


-------------------------------------------------------------------------------------------------------------------------------
    El Paso Merchant        JPMorgan Chase    JPMorgan Chase Bank         JPMorgan Chase Bank                    $50,000.00
      Energy, L.P.                            10420 Highland Manor Dr.    ABA No.: 021-00-0021
        P-289986                              4th Floor                   Acct. No.: ###-##-####
                                              Tampa Bay, FL  33610        Re: El Paso and letter of credit
                                              Attn: Veronica Endara       no.
                                              Fax: 813-432-5161
-------------------------------------------------------------------------------------------------------------------------------


                                                                     RELATED
   ADDITIONAL COVERED         ADDITIONAL           COMPANY          CREDITORS
    LETTER OF CREDIT        COVERED LETTER      REIMBURSEMENT        (OTHER
   (COMPANY NAME AND           OF CREDIT           DOCUMENT         THAN THE
LETTER OF CREDIT NUMBER)       EXPOSURE                              ISSUER)
------------------------   ---------------- ---------------------- ------------
      LCIS2239365                                Corporation

-------------------------------------------------------------------------------
    Live Oak Limited          $850,592.00      Letter of Credit        N/A
     0881-30010064                           Application El Paso
                                                 Corporation

-------------------------------------------------------------------------------
 NEPC Consortium Power       $3,249,500.00     Letter of Credit        N/A
          Ltd.                               Application El Paso
     0088030024869                               Corporation

-------------------------------------------------------------------------------
  Manta Ray Gathering         $457,119.03      Letter of Credit        N/A
    Company, L.L.C.                          Application El Paso
       5812166051                                Corporation

-------------------------------------------------------------------------------
    Coastal Offshore           $4,852.07         Assignment,           N/A
   Insurance Limited                            Assumption and
        S-08569                              Amendment to the El
                                               Paso CGP Company
                                               Letter of Credit
                                              Facility Agreement
                                               Dated 4/16/2003


-------------------------------------------------------------------------------
    Coastal Offshore         $2,500,000.00       Assignment,           N/A
   Insurance Limited                            Assumption and
        S-08335                              Amendment to the El
                                               Paso CGP Company
                                               Letter of Credit
                                              Facility Agreement
                                               Dated 4/16/2003


-------------------------------------------------------------------------------
   ANR Eaton Company          $442,500.00        Assignment,           N/A
        P-292889                                Assumption and
                                             Amendment to the El
                                               Paso CGP Company
                                               Letter of Credit
                                              Facility Agreement
                                               Dated 4/16/2003

-------------------------------------------------------------------------------
    El Paso Merchant          $175,000.00      Letter of Credit        N/A
      Energy, L.P.                           Application El Paso
        P-289986                                 Corporation



-------------------------------------------------------------------------------



                                 Schedule II-D
                                       4


   ADDITIONAL COVERED
    LETTER OF CREDIT        REPRESENTATIVE    ADDRESS OF REPRESENTATIVE          WIRING INSTRUCTIONS               AMOUNT
   (COMPANY NAME AND            AGENT               AGENT (ISSUER)
LETTER OF CREDIT NUMBER)
------------------------    --------------    -------------------------   --------------------------------   ------------------
    EPEC Oil Company        JPMorgan Chase    JPMorgan Chase Bank         JPMorgan Chase Bank                  $1,854,638.00
        P-382682                              10420 Highland Manor Dr.    ABA No.: 021-00-0021
                                              4th Floor                   Acct. No.: ###-##-####
                                              Tampa Bay, FL  33610        Re: El Paso and letter of credit
                                              Attn: Veronica Endara       no.
                                              Fax: 813-432-5161

-------------------------------------------------------------------------------------------------------------------------------
  EPEC Polymers, Inc.       JPMorgan Chase    JPMorgan Chase Bank         JPMorgan Chase Bank                   $467,250.00
        P-381222                              10420 Highland Manor Dr.    ABA No.: 021-00-0021
                                              4th Floor                   Acct. No.: ###-##-####
                                              Tampa Bay, FL  33610        Re: El Paso and letter of credit
                                              Attn: Veronica Endara       no.
                                              Fax: 813-432-5161

-------------------------------------------------------------------------------------------------------------------------------
    El Paso Merchant        JPMorgan Chase    JPMorgan Chase Bank         JPMorgan Chase Bank                  $6,000,000.00
      Energy, L.P.                            10420 Highland Manor Dr.    ABA No.: 021-00-0021
        P-225637                              4th Floor                   Acct. No.: ###-##-####
                                              Tampa Bay, FL  33610        Re: El Paso and letter of credit
                                              Attn: Veronica Endara       no.
                                              Fax: 813-432-5161

-------------------------------------------------------------------------------------------------------------------------------
 El Paso Hydrocarbons,      JPMorgan Chase    JPMorgan Chase Bank         JPMorgan Chase Bank                  $4,950,000.00
          L.P.                                10420 Highland Manor Dr.    ABA No.: 021-00-0021
        P-228663                              4th Floor                   Acct. No.: ###-##-####
                                              Tampa Bay, FL  33610        Re: El Paso and letter of credit
                                              Attn: Veronica Endara       no.
                                              Fax: 813-432-5161

-------------------------------------------------------------------------------------------------------------------------------
  El Paso Corporation       Royal Bank of     Royal Bank of Canada        Credit Bank: JPMorgan Chase Bank     $19,400,000.00
      01134/S22008              Canada        New York Branch             Manhattan, NY
                                              One Liberty Plaza, 3rd      Credit Bank's ABA No.:
                                              floor                       021-00-0021
                                              New York, NY 10006-1404     Acct No.: 920-1-033363
                                              Attn: Chan Panicker,        Beneficiary Acct Name: Royal
                                              Manager                     Bank of Canada, New York
                                              Fax: 212-428-23726235       Beneficiary Acct No.:  For
                                                                          further credit to Account No.
                                                                          218-599-9
                                                                          Attn: Manager, Loans
                                                                          Administration

-------------------------------------------------------------------------------------------------------------------------------
    El Paso Amazonas       Societe Generale                                                                    $359,455.80(1)
     Energia Ltda.                                                                                            1,027,318.95 BRL
         40730


-------------------------------------------------------------------------------------------------------------------------------

                                                                   RELATED
   ADDITIONAL COVERED       ADDITIONAL           COMPANY          CREDITORS
    LETTER OF CREDIT      COVERED LETTER      REIMBURSEMENT        (OTHER
   (COMPANY NAME AND         OF CREDIT           DOCUMENT         THAN THE
LETTER OF CREDIT NUMBER)     EXPOSURE                              ISSUER)
------------------------ ---------------- ---------------------- ------------
    EPEC Oil Company       $1,629,466.44     Letter of Credit        N/A
        P-382682                           Application El Paso
                                               Corporation




-----------------------------------------------------------------------------
  EPEC Polymers, Inc.       $467,250.00      Letter of Credit        N/A
        P-381222                           Application El Paso
                                               Corporation




-----------------------------------------------------------------------------
    El Paso Merchant       $6,000,000.00     Letter of Credit        N/A
      Energy, L.P.                         Application El Paso
        P-225637                               Corporation




-----------------------------------------------------------------------------
 El Paso Hydrocarbons,     $4,950,000.00     Letter of Credit        N/A
          L.P.                             Application El Paso
        P-228663                               Corporation




-----------------------------------------------------------------------------
  El Paso Corporation     $19,400,000.00     Letter of Credit        N/A
      01134/S22008                         Application El Paso
                                               Corporation










-----------------------------------------------------------------------------
    El Paso Amazonas       $374,952.73(1)      Assignment,           N/A
     Energia Ltda.         1,071,683.17       Assumption and
         40730                  BRL        Amendment to Letter
                                                of Credit
                                               Application
-----------------------------------------------------------------------------


                                 Schedule II-D
                                       5


   ADDITIONAL COVERED
    LETTER OF CREDIT        REPRESENTATIVE    ADDRESS OF REPRESENTATIVE          WIRING INSTRUCTIONS               AMOUNT
   (COMPANY NAME AND            AGENT               AGENT (ISSUER)
LETTER OF CREDIT NUMBER)
------------------------    --------------    -------------------------   --------------------------------   ------------------



--------------------------------------------------------------------------------------------------------------------------------
 Rondonia Power Company    Societe Generale                                                                   $7,125,021.00El
         30207                                                                                                Paso LC Facility
                                                                                                                   Amount
                                                                                                               $25,000,000.00



--------------------------------------------------------------------------------------------------------------------------------
 El Paso Production Oil    Toronto Dominion                                                                    $5,000,000.00
    and Gas Company                                                                                              El Paso LC
   (formerly known as                                                                                         Facility Amount
  Coastal Oil and Gas                                                                                           $60,000,000
      Corporation)
        G390391


--------------------------------------------------------------------------------------------------------------------------------
 El Paso Production Oil    Toronto Dominion                                                                    $2,000,000.00
    and Gas Company                                                                                              El Paso LC
   (formerly known as                                                                                         Facility Amount
  Coastal Oil and Gas                                                                                           $60,000,000
      Corporation)
        G390392


--------------------------------------------------------------------------------------------------------------------------------
 El Paso Production Oil    Toronto Dominion                                                                    $1,500,000.00
    and Gas Company                                                                                              El Paso LC
   (formerly known as                                                                                         Facility Amount
  Coastal Oil and Gas                                                                                           $60,000,000
      Corporation)
        G390390


--------------------------------------------------------------------------------------------------------------------------------
Lakeside Purchaser, LLC    Toronto Dominion                                                                     $200,000.00
        G390426


--------------------------------------------------------------------------------------------------------------------------------
    Berkshire Power        Toronto Dominion                                                                     $400,000.00
      Company, LLC
        G390437

--------------------------------------------------------------------------------------------------------------------------------
 Orlando CoGen Limited,        Wachovia       Wachovia Bank, National     Wachovia Bank, National              $18,115,397.00
          L.P.                                Association                 Association
       SM417751C                              301 S. College Street       Charlotte, NC
                                              Charlotte, NC 28288         ABA No.: 053000219
--------------------------------------------------------------------------------------------------------------------------------

                                                                    RELATED
   ADDITIONAL COVERED        ADDITIONAL           COMPANY          CREDITORS
    LETTER OF CREDIT       COVERED LETTER      REIMBURSEMENT        (OTHER
   (COMPANY NAME AND          OF CREDIT           DOCUMENT         THAN THE
LETTER OF CREDIT NUMBER)      EXPOSURE                              ISSUER)
------------------------  ---------------- ---------------------- ------------
                                               El Paso Natural
                                                Gas Company

------------------------------------------------------------------------------
 Rondonia Power Company      $694,094.81        Amended and           N/A
         30207                               Restated Letter of
                                              Credit Facility
                                             Agreement El Paso
                                             Corporation dated
                                                 10/18/2002

------------------------------------------------------------------------------
 El Paso Production Oil     $5,000,000.00       Assignment,           N/A
    and Gas Company                            Assumption and
   (formerly known as                       Amendment to the El
  Coastal Oil and Gas                         Paso CGP Company
      Corporation)                            Letter of Credit
        G390391                              Facility Agreement
                                              Dated 4/16/2003

------------------------------------------------------------------------------
 El Paso Production Oil     $2,000,000.00       Assignment,           N/A
    and Gas Company                            Assumption and
   (formerly known as                       Amendment to the El
  Coastal Oil and Gas                         Paso CGP Company
      Corporation)                            Letter of Credit
        G390392                              Facility Agreement
                                              Dated 4/16/2003

------------------------------------------------------------------------------
 El Paso Production Oil     $1,500,000.00       Assignment,           N/A
    and Gas Company                            Assumption and
   (formerly known as                       Amendment to the El
  Coastal Oil and Gas                         Paso CGP Company
      Corporation)                            Letter of Credit
        G390390                              Facility Agreement
                                               Dated 4/16/2003

------------------------------------------------------------------------------
Lakeside Purchaser, LLC      $200,000.00      Letter of Credit        N/A
        G390426                             Application El Paso
                                                Corporation

------------------------------------------------------------------------------
    Berkshire Power          $400,000.00      Letter of Credit        N/A
      Company, LLC                          Application El Paso
        G390437                                 Corporation

------------------------------------------------------------------------------
 Orlando CoGen Limited,    $18,115,397.00     Letter of Credit        N/A
          L.P.                              Application El Paso
       SM417751C                                Corporation

------------------------------------------------------------------------------

                                 Schedule II-D
                                       6


   ADDITIONAL COVERED
    LETTER OF CREDIT        REPRESENTATIVE    ADDRESS OF REPRESENTATIVE          WIRING INSTRUCTIONS               AMOUNT
   (COMPANY NAME AND            AGENT               AGENT (ISSUER)
LETTER OF CREDIT NUMBER)
------------------------    --------------    -------------------------   --------------------------------   ------------------
                                                                          Credit: Energy Debt Finance
                                                                          Acct No.: 01459168108011
                                                                          Attn: Denise Babbitt
                                                                          Ref: El Paso Corporation
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL    $203,138,330.13
-------------------------------------------------------------------------------------------------------------------------------

                                                                     RELATED
   ADDITIONAL COVERED         ADDITIONAL           COMPANY          CREDITORS
    LETTER OF CREDIT        COVERED LETTER      REIMBURSEMENT        (OTHER
   (COMPANY NAME AND           OF CREDIT           DOCUMENT         THAN THE
LETTER OF CREDIT NUMBER)       EXPOSURE                              ISSUER)
------------------------   ---------------- ---------------------- ------------




                            $138,761,513.36
-------------------------------------------------------------------------------

(1)  Converted to U.S. Dollars

                                  SCHEDULE II-E

       CERTAIN INFORMATION RELATING TO FUTURE COVERED HEDGING ARRANGEMENTS

                  Schedule II-E Effective Date: April 16, 2003

 Note: In all cases, the Company Support Document will be the Credit Agreement.

                      REPRESENTATIVE AGENT
FUTURE COVERED         (CREDIT AGREEMENT            ADDRESS OF                                   NET TERMINATION     COMPANY SUPPORT
HEDGING AGREEMENT     ADMINISTRATIVE AGENT)     REPRESENTATIVE AGENT      WIRING INSTRUCTIONS        AMOUNT              DOCUMENT
-----------------     ---------------------     --------------------      -------------------    ---------------     ---------------
     NONE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



                                  Schedule II-E

                                  SCHEDULE III

                                   [RESERVED]





                                  Schedule III

                                   SCHEDULE IV

                             INITIAL PLEDGED EQUITY



A.  DESCRIPTION OF INITIAL PLEDGED EQUITY OF SUBSIDIARIES

GRANTOR                          ISSUER                         CLASS OF       PAR      CERTIFICATE    NUMBER OF       PERCENTAGE OF
                                                                EQUITY         VALUE    NO(s).         SHARES          OUTSTANDING
                                                                INTEREST                                               EQUITY
                                                                                                                       INTERESTS OF
                                                                                                                       ISSUER
------------------------------------------------------------------------------------------------------------------------------------
American Natural Resources       El Paso ANR  Investments,      Certificate    n/a      1              n/a             100%
Company                          L.L.C.                         of Interest

El Paso ANR Investments, L.L.C.  ANR Pipeline Company           Common         1.00     36             1,000           100%

El Paso ANRS Investments,        ANR Storage Company            Common         1.00     33             1,000           100%
L.L.C.

El Paso CNG Company, L.L.C.      El Paso Noric Investments      Certificate    n/a      1              n/a             100%
                                 III, L.L.C.                    of Interest

El Paso CNG Company, L.L.C.      El Paso WIC Investments,       Certificate    n/a      1              n/a             100%
                                 L.L.C.                         of Interest

El Paso EPNG Investments,        El Paso Natural Gas Company    Certificate    1.00     2              1,000           100%
L.L.C.                                                          of Interest

El Paso Noric Investments I,     Noric Holdings I, L.L.C.       Noric          n/a      1              n/a             100%(1)
L.L.C.                                                          Holdings I
                                                                Class A
                                                                Membership
                                                                Interest

El Paso Noric Investments III,   Noric Holdings III, L.L.C.     Noric          n/a      1              n/a             100%(1)
L.L.C.                                                          Holdings III
                                                                Class A
                                                                Membership
                                                                Interest

El Paso Noric Investments IV,    Noric Holdings IV, L.L.C.      Noric          n/a      1              n/a             100%(1)
L.L.C.                                                          Holdings IV
                                                                Class A
                                                                Membership
                                                                Interest

El Paso Tennessee Pipeline Co.   El Paso TGPC Investments,      Certificate    n/a      1              n/a             100%
                                 L.L.C. of Interest

                                   Schedule IV
                                       1

GRANTOR                          ISSUER                         CLASS OF       PAR      CERTIFICATE    NUMBER OF       PERCENTAGE OF
                                                                EQUITY         VALUE    NO(s).         SHARES          OUTSTANDING
                                                                INTEREST                                               EQUITY
                                                                                                                       INTERESTS OF
                                                                                                                       ISSUER
------------------------------------------------------------------------------------------------------------------------------------
El Paso TGPC Investments,        Tennessee Gas Pipeline         Common         5.00     4              208             100%
L.L.C.                           Company

El Paso WIC Investments, L.L.C.  CIG Gas Supply Company         Common         1.00     7              1,000           100%

El Paso WIC Investments, L.L.C.  Wyoming Gas Supply, Inc.       Common         1.00     4              1,000           100%

Sabine River Investors III,      Tennessee Storage Company      Common         5.00     3              200             100%
L.L.C.

Sabine River Investors IV,       Southern Gas Storage Company   Common         1.00     2              100             100%
L.L.C.

Sabine River Investors V,        El Paso Mojave Pipeline Co.    Common         1.00     2              1,000           100%
L.L.C.

Sabine River Investors V,        EPNG Mojave, Inc.              Common         1.00     2              1,000           100%
L.L.C.

(1) Other than the Class B Interest, all of the Equity Interests of this Pledged Company are owned by the Subsidiary Guarantor named herein.

B.  DESCRIPTION OF EPN UNITS

GRANTOR                          ISSUER                         CLASS OF       PAR      CERTIFICATE    NUMBER OF       PERCENTAGE OF
                                                                EQUITY         VALUE    NO(s).         SHARES          OUTSTANDING
                                                                INTEREST                                               EQUITY
                                                                                                                       INTERESTS OF
                                                                                                                       ISSUER
------------------------------------------------------------------------------------------------------------------------------------
El Paso EPN Investments,         El Paso Energy Partners, L.P.  Series C       n/a      2              10,937,500      Variable
L.L.C.                                                          Units

Sabine River Investors I,        El Paso Energy Partners, L.P.  Series A       n/a      EPN1221        2,950,967       Variable
L.L.C.                                                          Units

Sabine River Investors I,        El Paso Energy Partners, L.P.  Series A       n/a      EPN1222        2,950,967       Variable
L.L.C.                                                          Units

Sabine River Investors I,        El Paso Energy Partners, L.P.  Series A       n/a      EPN1223        2,950,968       Variable
L.L.C.                                                          Units

Sabine River Investors II,       El Paso Energy Partners, L.P.  Series A       n/a      EPN1220        2,821,343       Variable
L.L.C.                                                          Units



                                   Schedule IV
                                       2

                                   SCHEDULE V

   NAME, LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION, JURISDICTION
            OF ORGANIZATION, AND ORGANIZATIONAL IDENTIFICATION NUMBER


                                                                             TYPE OF           JURISDICTION OF    ORGANIZATIONAL
COMPANY NAME                           LOCATION     CHIEF EXECUTIVE OFFICE   ORGANIZATION       ORGANIZATION         I.D. NO.
------------                           --------     ----------------------   ------------      ---------------    --------------
ANR Pipeline Company                   Delaware     El Paso Building         Corporation         Delaware            0394921
                                                    1001 Louisiana St.
                                                    Houston, Texas 77002

Colorado Interstate Gas Company        Delaware     El Paso Building         Corporation         Delaware            0218602
                                                    1001 Louisiana St.
                                                    Houston, Texas 77002

El Paso Corporation                    Delaware     El Paso Building         Corporation         Delaware            2884676
                                                    1001 Louisiana St.
                                                    Houston, Texas 77002

El Paso Natural Gas Company            Delaware     El Paso Building         Corporation         Delaware            0247127
                                                    1001 Louisiana St.
                                                    Houston, Texas 77002

Tennessee Gas Pipeline Company         Delaware     El Paso Building         Corporation         Delaware            0414109
                                                    1001 Louisiana St.
                                                    Houston, Texas 77002

American Natural Resources Company     Delaware     El Paso Building         Corporation         Delaware            2003075
                                                    1001 Louisiana St.
                                                    Houston, Texas 77002

El Paso ANR Investments, L.L.C.        Delaware     El Paso Building         Limited Liability   Delaware            3640045
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002


                                   Schedule V

                                                                             TYPE OF           JURISDICTION OF    ORGANIZATIONAL
COMPANY NAME                           LOCATION     CHIEF EXECUTIVE OFFICE   ORGANIZATION       ORGANIZATION         I.D. NO.
------------                           --------     ----------------------   ------------      ---------------    --------------
El Paso ANRS Investments, L.L.C.       Delaware     El Paso Building         Limited Liability   Delaware            3640046
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

El Paso CNG Company, L.L.C.            Delaware     El Paso Building         Limited Liability   Delaware            0935747
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

El Paso EPN Investments, L.L.C.        Delaware     El Paso Building         Limited Liability   Delaware            3640034
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

El Paso EPNG Investments, L.L.C.       Delaware     El Paso Building         Limited Liability   Delaware            3640051
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

El Paso Noric Investments I, L.L.C.    Delaware     El Paso Building         Limited Liability   Delaware            3640048
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

El Paso Noric Investments III, L.L.C.  Delaware     El Paso Building         Limited Liability   Delaware            3640274
                                                    1001 Louisiana St.       Company Limited
                                                    Houston, Texas 77002     Liability Company

El Paso Noric Investments IV, L.L.C.   Delaware     El Paso Building         Limited Liability   Delaware            3640047
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

El Paso Tennessee Pipeline Co.         Delaware     El Paso Building         Corporation         Delaware            2140052
                                                    1001 Louisiana St.
                                                    Houston, Texas 77002

El Paso TGPC Investments, L.L.C.       Delaware     El Paso Building         Limited Liability   Delaware            3640033
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

                                   Schedule V

                                                                             TYPE OF           JURISDICTION OF    ORGANIZATIONAL
COMPANY NAME                           LOCATION     CHIEF EXECUTIVE OFFICE   ORGANIZATION       ORGANIZATION         I.D. NO.
------------                           --------     ----------------------   ------------      ---------------    --------------
El Paso WIC Investments, L.L.C.        Delaware     El Paso Building         Limited Liability   Delaware            3640272
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

Sabine River Investors I, L.L.C.       Delaware     El Paso Building         Limited Liability   Delaware            3144269
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

Sabine River Investors II, L.L.C.      Delaware     El Paso Building         Limited Liability   Delaware            3144244
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

Sabine River Investors III, L.L.C.     Delaware     El Paso Building         Limited Liability   Delaware            3144242
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

Sabine River Investors IV, L.L.C.      Delaware     El Paso Building         Limited Liability   Delaware            3144271
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

Sabine River Investors V, L.L.C.       Delaware     El Paso Building         Limited Liability   Delaware            3144249
                                                    1001 Louisiana St.       Company
                                                    Houston, Texas 77002

                                   Schedule V
                                       3

                                   SCHEDULE VI

                                   TRADE NAMES

                                      None









                                   Schedule VI

                                  SCHEDULE VII


                                     CHANGES
               SCOPE: WITHIN LAST 5 YEARS PRIOR TO EFFECTIVE DATE

                                                                               CHANGES IN            CHANGES IN THE
                                            CHANGES IN THE      CHANGES IN     THE CHIEF             TYPE OF
COMPANY                                     COMPANY NAME        LOCATION       EXECUTIVE OFFICE      ORGANIZATION
-------                                     --------------      -----------    ----------------      --------------
ANR Pipeline Company                        None                None           None                  None

Colorado Interstate Gas Company             None                None           None                  None

El Paso Corporation                         El Paso Energy      None           None                  None
                                            Corporation
                                            2/7/2001

El Paso Natural Gas Company                 None                None           None                  None

Tennessee Gas Pipeline Company              None                None           None                  None

American Natural Resources Company          None                None           None                  None

El Paso ANR Investments, L.L.C.             None                None           None                  None

El Paso ANRS Investments, L.L.C.            None                None           None                  None

El Paso CNG Company, L.L.C.                 El Paso CNG         None           None                  Changed from
                                            Company, L.L.C.                                          corporation to
                                            12/17/2002                                               limited liability
                                                                                                     company on
                                                                                                     12/17/2002
                                            El Paso CNG
                                            Company
                                            4/5/2001

El Paso EPN Investments, L.L.C.             None                None           None                  None

El Paso EPNG Investments, L.L.C.            None                None           None                  None

El Paso Noric Investments I, L.L.C.         None                None           None                  None

El Paso Noric Investments III, L.L.C.       None                None           None                  None

El Paso Noric Investments IV, L.L.C.        None                None           None                  None

El Paso Tennessee Pipeline Co.              None                None           None                  None


                                        CHANGES IN THE        CHANGES IN THE
                                        JURISDICTION OF       ORGANIZATIONAL I.D.
COMPANY                                 ORGANIZATION          NO.
-------                                 ---------------       -------------------
ANR Pipeline Company                    None                  None

Colorado Interstate Gas Company         None                  None

El Paso Corporation                     None                  None



El Paso Natural Gas Company             None                  None

Tennessee Gas Pipeline Company          None                  None

American Natural Resources Company      None                  None

El Paso ANR Investments, L.L.C.         None                  None

El Paso ANRS Investments, L.L.C.        None                  None

El Paso CNG Company, L.L.C.             None                  None








El Paso EPN Investments, L.L.C.         None                  None

El Paso EPNG Investments, L.L.C.        None                  None

El Paso Noric Investments I, L.L.C.     None                  None

El Paso Noric Investments III, L.L.C.   None                  None

El Paso Noric Investments IV, L.L.C.    None                  None

El Paso Tennessee Pipeline Co.          None                  None

                                  Schedule VII

                                                                               CHANGES IN            CHANGES IN THE
                                            CHANGES IN THE      CHANGES IN     THE CHIEF             TYPE OF
COMPANY                                     COMPANY NAME        LOCATION       EXECUTIVE OFFICE      ORGANIZATION
-------                                     --------------      ----------     ----------------      --------------
El Paso TGPC Investments, L.L.C.            None                None           None                  None

El Paso WIC Investments, L.L.C.             None                None           None                  None

Sabine River Investors I, L.L.C.            None                None           None                  None

Sabine River Investors II, L.L.C.           None                None           None                  None

Sabine River Investors III, L.L.C.          None                None           None                  None

Sabine River Investors IV, L.L.C.           None                None           None                  None

Sabine River Investors V, L. L. C.          None                None           None                  None

                                          CHANGES IN THE        CHANGES IN THE
                                          JURISDICTION OF       ORGANIZATIONAL I.D.
COMPANY                                   ORGANIZATION          NO.
-------                                   ---------------       -------------------
El Paso TGPC Investments, L.L.C.          None                  None

El Paso WIC Investments, L.L.C.           None                  None

Sabine River Investors I, L.L.C.          None                  None

Sabine River Investors II, L.L.C.         None                  None

Sabine River Investors III, L.L.C.        None                  None

Sabine River Investors IV, L.L.C.         None                  None

Sabine River Investors V, L. L. C.        None                  None


                                  Schedule VII
                                       2